                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

            Pre-Effective Amendment No. ___ [ ]

            Post-Effective Amendment No. 15 [X] 333-57681

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                            [ ]

            Amendment No. 5                 [X] 811-08833

                        (Check appropriate box or boxes)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                           (Exact name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                         Copy to:

Steven R. Shepard, Esq.                       Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio    Sutherland Asbill & Brennan LLP
570 Carillon Parkway                          1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida  33716                Washington, DC  20004-2415

            It is proposed that this filing will become effective:

            [ ] immediately upon filing pursuant to paragraph (b)
            [X] on April 29, 2005 pursuant to paragraph (b)
            [ ] 60 days after filing pursuant to paragraph (a)(1)
            [ ] on April 29, 2005 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

MAY 1, 2005


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461 1-319-398-8572

            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS

[ ]  AIM V.I. Growth Fund -- Series I Shares


[ ]  AIM V.I. Dynamics Fund -- Series I Shares


[ ]  AIM V.I. Financial Services Fund -- Series I Shares


[ ]  AIM V.I. Health Sciences Fund -- Series I Shares(1)


[ ]  AIM V.I. Small Company Growth Fund -- Series I Shares


[ ]  AIM V.I. Technology Fund -- Series I Shares


AMERICAN FUNDS INSURANCE SERIES


[ ]  Global Small Capitalization Fund (Class 2)


[ ]  Growth Fund (Class 2)


[ ]  International Fund (Class 2)


[ ]  New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

[ ]  Balanced Portfolio (Initial Class)


[ ]  Contrafund(R) Portfolio (Initial Class)


[ ]  Growth Portfolio (Initial Class)


[ ]  Growth Opportunities Portfolio (Initial Class)


[ ]  High Income Portfolio (Initial Class)


[ ]  Money Market Portfolio (Initial Class)




FIRST EAGLE VARIABLE FUND


[ ]  First Eagle Overseas Variable Fund




JANUS ASPEN SERIES


[ ]  Flexible Bond Portfolio (Institutional Shares)(2)


[ ]  Forty Portfolio (Institutional Shares)(3)


[ ]  International Growth Portfolio (Institutional Shares


[ ]  Large Cap Growth Portfolio (Institutional Shares)(4)


[ ]  Mid Cap Growth Portfolio (Institutional Shares)


[ ]  Worldwide Growth Portfolio (Institutional Shares)

PIMCO VARIABLE INSURANCE TRUST

[ ]  All Asset Portfolio (Administrative Class)


[ ]  Real Return Portfolio (Institutional Class)


[ ]  Short-Term Portfolio (Institutional Class)


[ ]  StocksPLUS Growth and Income Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)

ROYCE CAPITAL FUND

[ ]  Royce Micro-Cap Portfolio


[ ]  Royce Small-Cap Portfolio

SCUDDER INVESTMENTS VIT FUNDS

[ ]  Scudder VIT EAFE(R) Equity Index Fund (Class A)(5)


[ ]  Scudder VIT Equity 500 Index Fund (Class A)


[ ]  Scudder VIT Small Cap Index Fund (Class A)

T. ROWE PRICE EQUITY SERIES, INC.

[ ]  T. Rowe Price Blue Chip Growth Portfolio


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio(6)


[ ]  T. Rowe Price New America Growth Portfolio


T. ROWE PRICE FIXED INCOME SERIES, INC.


[ ]  T. Rowe Price Limited-Term Bond Portfolio


T. ROWE PRICE INTERNATIONAL SERIES, INC.


[ ]  T. Rowe Price International Stock Portfolio


THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


[ ]  Emerging Markets Debt Portfolio (Class I)


[ ]  Emerging Markets Equity Portfolio (Class I)


[ ]  U.S. Mid Cap Value Portfolio (Class I)


VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Income Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF Growth Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio

[ ]  Vanguard VIF Total Stock Market Index Portfolio



---------------


(1) Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.


(2) Formerly named Flexible Income Portfolio.


(3) Formerly named Capital Appreciation Portfolio.


(4) Formerly named Growth Portfolio.


(5) The Board of Scudder VIT EAFE(R) Equity Index Fund has approved the termination and liquidation of the Fund effective on or about July 25, 2005.


(6) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
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--------------------------------------------------------------------------------



Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     4
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     4
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
     Redemption Fees........................................    13
Western Reserve, The Separate Account and the Portfolios....    13
     Western Reserve........................................    13
     The Separate Account...................................    13
     The Portfolios.........................................    13
     Selection of the Underlying Portfolios.................    19
     Revenue We Receive.....................................    19
     Your Right to Vote Portfolio Shares....................    20
Charges and Deductions......................................    20
     Premium Load...........................................    21
     Deferred Sales Charge..................................    22
     Monthly Deduction......................................    22
       Monthly Contract Charge..............................    22
       Monthly Cost of Insurance Charge.....................    22
       Optional Insurance Riders............................    23
       Mortality and Expense Risk Charge....................    23
     Administrative Charges.................................    24
       Partial Withdrawal Charge............................    24
       Loan Interest........................................    24
       Transfer Charge......................................    25


       Taxes................................................    25
       Portfolio Expenses...................................    25
       Redemption Fees......................................    25
The Policy..................................................    25
     Ownership Rights.......................................    25
     Modifying the Policy...................................    26
     Purchasing a Policy....................................    26
     Replacement of Existing Insurance......................    26
     When Insurance Coverage Takes Effect...................    27
     Free-Look Period.......................................    27
     Backdating a Policy....................................    27
Policy Features.............................................    28
     Premiums...............................................    28
       Allocating Premiums..................................    28
       Premium Flexibility..................................    28
       Planned Periodic Payments............................    29
       Premium Limitations..................................    29
       Making Premium Payments..............................    29
Transfers...................................................    29
     General................................................    29
     Disruptive Trading and Market Timing...................    30
     Transfer Procedures....................................    32
     Asset Rebalancing Program..............................    33
     Third Party Asset Allocation Services..................    33
Policy Values...............................................    34
     Cash Value.............................................    34
     Net Cash Value.........................................    34
     Subaccount Value.......................................    34
     Accumulation Units.....................................    34
     Accumulation Unit Value................................    35
     Net Investment Factor..................................    35
Life Insurance Benefit......................................    36
     Life Insurance Benefit Options.........................    36
     Life Insurance Benefit Compliance Tests................    37
     Choosing a Life Insurance Benefit Option...............    39
     Changing the Life Insurance Benefit Option.............    39
     How Life Insurance Benefits May Vary in Amount.........    40
     Changing the Face Amount...............................    40
       Decreasing the Face Amount...........................    40
       Increasing the Face Amount...........................    41
     Duration of the Policy.................................    41
     Payment Options........................................    41
Surrenders and Partial Withdrawals..........................    41
     Surrenders.............................................    41
     Partial Withdrawals....................................    42


Loans.......................................................    43
     General................................................    43
       Interest Rate Charged................................    43
       Loan Account Interest Rate Credited..................    44
       Indebtedness.........................................    44
       Repayment of Indebtedness............................    44
     Effect of Policy Loans.................................    44
Policy Lapse and Reinstatement..............................    44
     Lapse..................................................    44
     Reinstatement..........................................    45
Policy Termination..........................................    45
Federal Income Tax Considerations...........................    45
     Tax Status of the Policy...............................    45
     Tax Treatment of Policy Benefits.......................    46
Other Policy Information....................................    49
     Payments We Make.......................................    49
     Split Dollar Arrangements..............................    50
Supplemental Benefits (Riders)..............................    50
     Term Insurance Rider...................................    50
Additional Information......................................    51
     Sale of the Policies...................................    51
     State Variations.......................................    52
     Legal Proceedings......................................    52
     Financial Statements...................................    53
Table of Contents of the Statement of Additional
  Information...............................................    54
Glossary....................................................    55
Prospectus Back Cover.......................................
     Personalized Illustrations of Policy Benefits..........
     Inquiries..............................................


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - SEPARATE ACCOUNT. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        W the face amount of the Policy, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        W the face amount of the Policy PLUS the Policy's cash value on the date of the insured's death, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        W the face amount of the Policy PLUS the cumulative premiums paid LESS cumulative partial withdrawals, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.

     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales charge.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
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--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  11.50% of each premium received up   11.50% of premium received up
                          premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; 0.50% of
                                                                                all premium received in Policy
                                                                                years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
                                           to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   We do not currently impose the
                          transfer beyond  of 12 per Policy year                transfer charge
                          12 transfers in
                          any Policy year

LOAN INTEREST
SPREAD(2)...............  On Policy        2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                        years 1-17; 0.20% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(3)

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $16.50 per month in the first        $16.50 per month in the first
                          effective date   Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          and on each                                           2+
                          monthly
                          deduction day

COST OF INSURANCE(2)
(WITHOUT EXTRA
RATINGS)................  On the
                          effective date
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           0.90% (annually) of the average      0.70% (annually) of the
                          effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+

DEFERRED SALES LOAD.....  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1

RIDER CHARGES:(4)

TERM LIFE INSURANCE
RIDER...................  On the
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Charge for a Male,
    age 48, Guarantee
    Issue...............                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.

(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST    HIGHEST
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%     1.71%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

                                                                                     FEES AND
                                                                        GROSS        EXPENSES
                                                                        TOTAL     CONTRACTUALLY    TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)   EXPENSES
---------                              ----------   --------   -----   --------   --------------   ---------
AIM V.I. Growth Fund -- Series I
  Shares(1)(2).......................     0.63%       0.28%     N/A      0.91%         0.00%         0.91%
AIM V.I. Dynamics -- Series I
  Shares(1)(2)(3)....................     0.75%       0.39%     N/A      1.14%         0.01%         1.13%
AIM V.I. Financial Services -- Series
  I Shares(1)(2).....................     0.75%       0.37%     N/A      1.12%         0.00%         1.12%
AIM V.I. Health Sciences -- Series I
  Shares(1)(2)(3) (17)...............     0.75%       0.36%     N/A      1.11%         0.01%         1.10%
AIM V.I. Small Company Growth --
  Series I Shares(1)(2)(3)...........     0.75%       0.61%     N/A      1.36%         0.06%         1.30%
AIM V.I. Technology -- Series I
  Shares(1)(2).......................     0.75%       0.40%     N/A      1.15%         0.00%         1.15%
American Global Small Capitalization
  Fund (Class 2).....................     0.77%       0.04%    0.25%     1.06%         0.00%         1.06%
American Growth Fund (Class 2).......     0.35%       0.01%    0.25%     0.61%         0.00%         0.61%
American International Fund (Class
  2).................................     0.54%       0.05%    0.25%     0.84%         0.00%         0.84%
American New World Fund (Class 2)....     0.85%       0.08%    0.25%     1.18%         0.00%         1.18%
Fidelity VIP Balanced (Initial
  Class).............................     0.42%       0.14%     N/A      0.56%         0.00%         0.56%
Fidelity VIP Contrafund(R)(Initial
  Class)(4)..........................     0.57%       0.11%     N/A      0.68%         0.00%         0.68%
Fidelity VIP Growth (Initial
  Class)(5)..........................     0.58%       0.10%     N/A      0.68%         0.00%         0.68%
Fidelity VIP Growth Opportunities
  (Initial Class)(6).................     0.58%       0.14%     N/A      0.72%         0.00%         0.72%
Fidelity VIP High Income (Initial
  Class).............................     0.58%       0.13%     N/A      0.71%         0.00%         0.71%
Fidelity VIP Money Market (Initial
  Class).............................     0.20%       0.09%     N/A      0.29%         0.00%         0.29%
First Eagle Overseas Variable........     0.75%       0.31%    0.25%     1.31%         0.00%         1.31%
Janus Aspen Series Flexible Bond
  (Institutional Shares)(7)..........     0.52%       0.03%     N/A      0.55%         0.00%         0.55%
Janus Aspen Series Forty
  (Institutional Shares)(7)..........     0.64%       0.02%     N/A      0.66%         0.00%         0.66%
Janus Aspen Series International
  Growth (Institutional Shares)(7)...     0.64%       0.04%     N/A      0.68%         0.00%         0.68%
Janus Aspen Series Large Cap Growth
  (Institutional Shares)(7)..........     0.64%       0.02%     N/A      0.66%         0.00%         0.66%
Janus Aspen Series Mid Cap Growth
  (Institutional Shares)(7)..........     0.64%       0.01%     N/A      0.65%         0.00%         0.65%
Janus Aspen Series Worldwide Growth
  (Institutional Shares)(7)..........     0.60%       0.03%     N/A      0.63%         0.00%         0.63%
PIMCO All Asset (Administrative
  Class)(8)..........................     0.20%       1.03%     N/A      1.23%         0.03%         1.20%
PIMCO Real Return (Institutional
  Class)(9)..........................     0.25%       0.25%     N/A      0.50%         0.00%         0.50%
PIMCO Short-Term (Institutional
  Class) (10)........................     0.25%       0.20%     N/A      0.45%         0.00%         0.45%
PIMCO StocksPLUS Growth and Income
  (Institutional Class)(11)..........     0.40%       0.10%     N/A      0.50%         0.00%         0.50%
PIMCO Total Return (Institutional
  Class) (12)........................     0.25%       0.25%     N/A      0.50%         0.00%         0.50%
Royce Micro-Cap......................     1.25%       0.09%     N/A      1.34%         0.00%         1.34%

                                                                                     FEES AND
                                                                        GROSS        EXPENSES
                                                                        TOTAL     CONTRACTUALLY    TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(19)   EXPENSES
---------                              ----------   --------   -----   --------   --------------   ---------
Royce Small-Cap......................     1.00%       0.14%     N/A      1.14%         0.00%         1.14%
Scudder VIT EAFE(R) Equity Index
  (Class A)(13)......................     0.45%       0.37%     N/A      0.82%         0.17%         0.65%
Scudder VIT Equity 500 Index (Class
  A) (14)............................     0.20%       0.09%     N/A      0.29%         0.00%         0.29%
Scudder VIT Small Cap Index (Class A)
  (15)...............................     0.35%       0.13%     N/A      0.48%         0.03%         0.45%
T. Rowe Price Blue Chip Growth.......     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Equity Income..........     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Mid-Cap Growth.........     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price New America Growth.....     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Limited-Term Bond......     0.70%       0.00%     N/A      0.70%         0.00%         0.70%
T. Rowe Price International Stock....     1.05%       0.00%     N/A      1.05%         0.00%         1.05%
Third Avenue Value Portfolio(16).....     0.90%       0.34%     N/A      1.24%         0.00%         1.24%
Universal Institutional Funds
  Emerging Markets Debt Portfolio
  (Class I) (18).....................     0.75%       0.35%     N/A      1.10%         0.00%         1.10%
Universal Institutional Funds
  Emerging Markets Equity (Class
  I).................................     1.25%       0.46%     N/A      1.71%         0.00%         1.71%
Universal Institutional Funds U.S.
  Mid Cap Value (Class I) (18).......     0.72%       0.30%     N/A      1.02%         0.00%         1.02%
Vanguard VIF Balanced................     0.15%       0.11%     N/A      0.26%         0.00%         0.26%
Vanguard VIF Capital Growth..........     0.24%       0.18%     N/A      0.42%         0.00%         0.42%
Vanguard VIF Diversified Value.......     0.25%       0.17%     N/A      0.42%         0.00%         0.42%
Vanguard VIF Equity Income...........     0.18%       0.08%     N/A      0.26%         0.00%         0.26%
Vanguard VIF Equity Index............     0.11%       0.03%     N/A      0.14%         0.00%         0.14%
Vanguard VIF Growth..................     0.12%       0.24%     N/A      0.36%         0.00%         0.36%
Vanguard VIF High Yield Bond.........     0.15%       0.09%     N/A      0.24%         0.00%         0.24%
Vanguard VIF International...........     0.22%       0.19%     N/A      0.41%         0.00%         0.41%
Vanguard VIF Mid-Cap Index...........     0.19%       0.05%     N/A      0.24%         0.00%         0.24%
Vanguard VIF Money Market............     0.11%       0.04%     N/A      0.15%         0.00%         0.15%
Vanguard VIF REIT Index..............     0.25%       0.06%     N/A      0.31%         0.00%         0.31%
Vanguard VIF Short-Term Investment-
  Grade..............................     0.11%       0.04%     N/A      0.15%         0.00%         0.15%
Vanguard VIF Small Company Growth....     0.23%       0.23%     N/A      0.46%         0.00%         0.46%
Vanguard VIF Total Bond Market
  Index..............................     0.13%       0.04%     N/A      0.17%         0.00%         0.17%
Vanguard VIF Total Stock Market
  Index..............................     0.15%       0.02%     N/A      0.17%         0.00%         0.17%


---------------


 (1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004, and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.



 (2) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; and (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.



 (3) Effective January 1, 2005, through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.



 (4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.



 (5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



 (6) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.



 (7) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2004, restated to reflect reductions in the Portfolios' management fees, effective July 1, 2004.



 (8) "Other Expenses" reflect an administrative fee of 0.25%, a service fee of 0.15%, and Underlying PIMS Fund Expenses of 0.63%. Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (9) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(10) "Other Expenses" reflect an administrative fee of 0.20%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.45% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(11) "Other Expenses" reflect an administrative fee of 0.10%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(12) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.



(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.30%.



(15) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.



(16) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.



(17) Effective July 1, 2005, AIM V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.



(18) Expense information has been restated to reflect current fees in effect as of November 1, 2004.



(19) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                     GROSS      FEES AND
                                                                     TOTAL      EXPENSES    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1    ANNUAL    WAIVED OR     ANNUAL
PORTFOLIO                              FEE       EXPENSES   FEES    EXPENSES   REIMBURSED   EXPENSES
---------                           ----------   --------   -----   --------   ----------   ---------
American Global Small
  Capitalization Fund (Class
  2)(i)...........................     0.77%       0.04%    0.25%     1.06%       0.01%       1.05%
American Growth Fund (Class
  2)(i)...........................     0.35%       0.01%    0.25%     0.61%       0.00%       0.61%
American International Fund (Class
  2)(i)...........................     0.54%       0.05%    0.25%     0.84%       0.01%       0.83%
American New World Fund (Class
  2)(i)...........................     0.85%       0.08%    0.25%     1.18%       0.01%       1.17%
Universal Institutional Funds
  Emerging Markets Equity
  Portfolio (Class I) (ii)........     1.25%       0.46%     N/A      1.71%       0.06%       1.65%

---------------


 (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.



(ii) The fee disclosed reflects a gross ratio prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed 1.65% of the Portfolio's average daily net assets.



     REDEMPTION FEES. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.



     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."


WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


A I M Variable Insurance Funds               - A I M V.I. Growth Fund -- Series I Shares seeks
managed by A I M Advisors, Inc.              growth of capital by investing principally in seasoned
                                               and better capitalized companies considered to have
                                               strong earnings momentum.

                                             - A I M V.I. Dynamics Fund -- Series I Shares seeks
                                             long-term capital growth by investing at least 65% of
                                               its net assets in common stocks of mid-sized
                                               companies.

                                             - A I M V.I. Financial Services Fund -- Series I Shares
                                             seeks capital growth by normally investing at least 80%
                                               of its net assets in the equity securities and
                                               equity-related instruments of companies involved in
                                               the financial services sector.

                                             - A I M V.I. Health Sciences Fund -- Series I Shares
                                             seeks capital growth by normally investing at least 80%
                                               of its assets in securities of health care industry
                                               companies. (Effective July 1, 2005, AIM V.I. Health
                                               Sciences Fund will be renamed AIM V.I. Global Health
                                               Care Fund.)

                                             - A I M V.I. Small Company Growth Fund -- Series I
                                             Shares seeks long-term capital growth by normally
                                               investing at least 80% of its net assets in small
                                               capitalization companies.

                                             - A I M V.I. Technology Fund -- Series I Shares seeks
                                             capital growth by normally investing at least 80% of
                                               its net assets in equity securities and
                                               equity-related instruments of companies engaged in
                                               technology-related industries.

American Funds Insurance Series              - Global Small Capitalization Fund (Class 2) seeks to
managed by Capital Research and Management   make your investment grow over time by investing
Company                                        primarily in stocks of smaller companies located
                                               around the world.

                                             - Growth Fund (Class 2) seeks to make your investment
                                             grow by investing primarily in common stocks of
                                               companies that appear to offer superior opportunities
                                               for growth of capital.

                                             - International Fund (Class 2) seeks to make your
                                             investment grow over time by investing primarily in
                                               common stocks of companies located outside of the
                                               United States.

                                             - New World Fund (Class 2) seeks to make your
                                             investment grow over time by investing primarily in
                                               stocks of companies with significant exposure to
                                               countries with developing economies and/or markets.

Fidelity Variable Insurance Products         - VIP Balanced Portfolio seeks income and capital
Funds -- Initial Class                       growth consistent with reasonable risk.
managed by Fidelity Management & Research    - VIP Contrafund(R) Portfolio seeks long-term capital
Company                                        appreciation.
                                             - VIP Growth Portfolio seeks to achieve capital
                                               appreciation.

                                             - VIP Growth Opportunities Portfolio seeks to provide
                                             capital growth.

                                             - VIP High Income Portfolio seeks a high level of
                                             current income, while also considering growth of
                                               capital.

                                             - VIP Money Market Portfolio seeks as high a level of
                                             current income as is consistent with preservation of
                                               capital and liquidity by investing in money market
                                               instruments.

First Eagle Variable Fund                    - First Eagle Overseas Variable seeks long-term growth
advised by Arnhold and S. Bleichroeder       of capital.
Advisers, LLC

Janus Aspen Series                           - Flexible Bond seeks to obtain maximum total return,
managed by Janus Capital Management LLC        consistent with preservation of capital by investing,
                                               under normal circumstances, at least 80% of its net
                                               assets in bonds.

                                             - Forty seeks long-term growth of capital by investing
                                             primarily in a core group of 20 to 40 common stocks
                                               selected for their growth potential.

                                             - International Growth seeks long-term growth of
                                             capital by investing under normal circumstances at
                                               least 80% of its net assets in securities of issuers
                                               from at least five different countries, excluding the
                                               United States.

                                             - Large Cap Growth seeks long-term growth of capital in
                                             a manner consistent with the preservation of capital by
                                               investing, under normal circumstances, at least 80%
                                               of its net assets in large-sized companies.

                                             - Mid Cap Growth seeks long-term growth of capital by
                                               investing under normal circumstances, at least 80% of
                                               its net assets in equity securities of mid-sized
                                               companies whose market capitalization falls, at the
                                               time of initial purchase, within the 12 month average
                                               of the capitalization range of the Russell Midcap(R)
                                               Growth Index.

                                             - Worldwide Growth seeks long-term growth of capital in
                                             a manner consistent with the preservation of capital by
                                               investing primarily in common stocks of companies of
                                               any size throughout the world.

PIMCO Variable Insurance Trust               All Asset Portfolio (Administrative Class) seeks maximum
managed by Pacific Investment                real return consistent with preservation of real capital and
Management Company LLC                       prudent investment management by investing its assets in
                                             shares of the PIMCO Funds and does not invest directly in
                                             stocks or bonds of other issuers.
                                             - Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital
                                               and prudent investment management.

                                             - Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital
                                               and daily liquidity by investing under normal
                                               circumstances at least 65% of its total assets in a
                                               diversified portfolio of Fixed Income Instruments of
                                               varying maturities.

                                             - StocksPLUS Growth and Income Portfolio (Institutional
                                               Class) seeks to achieve a total return which exceeds the
                                               total return performance of the S&P 500.

                                             - Total Return Portfolio (Institutional Class) seeks to
                                               maximize total return, consistent with preservation of
                                               capital and prudent investment management by investing
                                               under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of
                                               varying maturities.

Royce Capital Fund                           - Royce Micro-Cap seeks long-term growth of capital by
managed by Royce and Associates, LLC           investing its assets primarily in a broadly diversified
                                               portfolio of equity securities issued by micro-cap
                                               companies (companies with stock market capitalization less than $500 million).

                                             - Royce Small-Cap seeks long-term growth of capital by
                                               investing its assets primarily in a limited number of
                                               equity securities issued by small companies with stock
                                               market capitalization between $500 million and $2.5
                                               billion.

Scudder Investments VIT Funds                - EAFE(R)Equity Index (Class A) seeks to replicate, as
managed by Deutsche Asset Management, Inc.     closely as possible, before expenses, the performance of the
and subadvised by Northern Trust               MSCI EAFE(R)Index, which emphasizes stocks of companies in
Investments, N.A                               major markets in Europe, Australia and the Far East.

                                             - Equity 500 Index (Class A) seeks to replicate, as closely as possible, before expenses, the performance of the S&P 500
                                               Index, which emphasizes stocks of large US companies.

                                             - Small Cap Index (Class A) seeks to replicate, as closely as possible, before expenses, the performance of the Russell
                                               2000 Index, which emphasizes stocks of small US companies.

T. Rowe Price Equity Series, Inc.            - T. Rowe Price Blue Chip Growth seeks to provide long-term
managed by T. Rowe Price Associates, Inc.      growth of capital by investing in the common stocks of
                                               large and medium-sized blue chip growth companies; income
                                               is a secondary objective.

                                             - T. Rowe Price Equity Income seeks to provide
                                             substantial dividend income as well as long-term growth
                                               of capital through investments in the common stocks
                                               of established companies.

                                             - T. Rowe Price Mid-Cap Growth seeks to provide
                                             long-term capital appreciation by investing in mid-cap
                                               stocks with potential for above-average earnings
                                               growth.

                                             - T. Rowe Price New America Growth seeks to provide
                                             long-term growth of capital by investing primarily in
                                               the common stocks of companies operating in sectors
                                               T. Rowe Price believes will be the fastest growing in
                                               the United States.

T. Rowe Price Fixed Income Series, Inc.      - T. Rowe Price Limited-Term seeks a high level of
managed by T. Rowe Price Associates, Inc.    income consistent with moderate fluctuations in
                                               principal value.

T. Rowe Price International Series, Inc.     - T. Rowe Price International Stock seeks long-term
managed by T. Rowe Price International,      growth of capital through investments primarily in the
Inc.                                           common stocks of established non-U.S. companies.

Third Avenue Variable Series Trust           - Third Avenue Value seeks long-term capital
managed by Third Avenue Management LLC       appreciation. The Portfolio invests primarily in the
                                               securities of well- capitalized, well-managed
                                               companies which are available at a significant
                                               discount to what the Adviser believes is their
                                               intrinsic value.

The Universal Institutional Funds, Inc.      - Emerging Markets Debt (Class I) seeks high total
managed by Morgan Stanley Investment         return by investing primarily in fixed income
Management Inc.                                securities of government and government-related
                                               issuers and, to a lesser extent, of corporate issuers
                                               in emerging market countries.

                                             - Emerging Markets Equity (Class I) seeks long-term
                                               capital appreciation by investing primarily in
                                               growth-oriented equity securities of issuers in
                                               emerging market countries.

                                             - U.S. Mid Cap Value (Class I) seeks above-average
                                             total return over a market cycle of three to five years
                                               by investing in common stocks and other equity
                                               securities.


Vanguard Variable Insurance                  - Balanced seeks to conserve capital, while providing
Fund managed by the following:               moderate income and moderate long-term growth of
Balanced and High Yield Bond -- Wellington     capital and income.
Management Company, LLP                      - Capital Growth seeks to provide long-term growth of
Capital Growth -- PRIMECAP Management        capital.
Company                                      - Diversified Value seeks to provide long-term growth
Diversified Value -- Barrow, Hanley,         of capital and a moderate level of dividend income.
Mewhinney & Strauss                          - Equity Income seeks to provide a relatively high
Equity Income -- Wellington Management       level of current income and the potential for long-term
Company and The Vanguard Group                 growth of capital and income.
Equity Index, Mid-Cap Index, Total Stock     - Equity Index seeks to provide long-term growth of
Market Index and REIT Index -- Vanguard's    capital and income by attempting to match the
Quantitative Equity Group                      performance of a broad- based market index of stocks
Growth -- Alliance Capital Management,         of large U.S. companies.
L.P.                                         - Growth seeks to provide long-term growth of capital
International -- Schroder Investment         by investing primarily in large-capitalization stocks
Management North America Inc.                  of high-quality, seasoned U.S. companies with records
Money Market, Short-Term Investment-Grade      or superior growth.
and Total Bond Market Index -- Vanguard's    - High Yield Bond seeks to provide a higher level of
Fixed Income Group                           income by investing primarily in a diversified group of
Small Company Growth -- Granahan               high-yielding, higher-risk corporate bonds with
Investment Management, Inc. and Grantham,      medium- and lower-range credit-quality ratings,
Mayo, Van Otterloo & Co LLC                    commonly known as 'junk bonds'.
                                             - International seeks to provide a long-term growth of
                                             capital by investing primarily in the stocks of
                                               seasoned companies located outside of the United
                                               States.
                                             - Mid-Cap Index seeks to provide long-term growth of
                                             capital by attempting to match the performance of a
                                               broad-based market index of stocks of medium-size
                                               U.S. companies.
                                             - Money Market seeks to provide income while
                                             maintaining liquidity and a stable share price of $1.
                                               An investment in the Portfolio is not insured or
                                               guaranteed by the FDIC or any other government
                                               agency. Although the Portfolio seeks to preserve the
                                               value of your investment at $1 per share, it is
                                               possible to lose money by investing in the Portfolio.
                                             - REIT Index seeks to provide a high level of income
                                             and moderate long-term growth of capital.
                                             - Short-Term Investment-Grade seeks income while
                                             maintaining a high degree of stability of principal.
                                             - Small Company Growth seeks to provide long-term
                                             growth of capital by investing primarily in the stocks
                                               of smaller companies (which, at the time of purchase,
                                               typically have a market value of less than $1-$2
                                               billion).
                                             - Total Bond Market Index seeks to provide a higher
                                             level of income by attempting to match the performance
                                               of a broad-based market index of publicly traded,
                                               investment-grade bonds.
                                             - Total Stock Market Index seeks to match the
                                             performance of a benchmark index that measures the
                                               investment return of the overall stock market.

SELECTION OF THE UNDERLYING PORTFOLIOS


     The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".



     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.



     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.



     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     We do not recommend or endorse a particular portfolio and we do not provide investment advice.



REVENUE WE RECEIVE



     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:



     - RULE 12B-1 FEES. We receive the 12b-1 fees from First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We and our affiliates, including AFSG receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:



INCOMING PAYMENTS TO WRL AND AFSG FROM THE FUNDS



                                      MAXIMUM FEE                                           MAXIMUM FEE
FUND                                  % OF ASSETS*                   FUND                   % OF ASSETS*
----                                ----------------  ----------------------------------  ----------------
AIM Variable Insurance Funds......  0.25%             Fidelity Variable Insurance         0.05% after $100
                                                      Products Fund                       million**
T. Rowe Price International         0.15% after $25   Janus Aspen Series                  0.15% after $50
  Series, Inc. ...................  million **                                            million**
PIMCO Variable Insurance Trust
  (Administrative Class)..........  0.25%             T. Rowe Price Equity Series, Inc.   0.15% after $25
                                                                                          million **
American Funds Insurance Series...  0.25%             The Universal Institutional Funds,  0.25%
                                                      Inc.


---------------


 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.



** We receive this percentage once a certain dollar amount of fund shares are being held in the subaccounts of Western Reserve and its affiliates.



     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.



     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE
PROVIDE UNDER
THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or
after
January 28, 2002, THE PERCENT
OF
PREMIUM LOAD CURRENTLY EQUALS:   W 11.50% of premium received up to target
                                   premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                 W 6.00% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                 W 2.10% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                 W 0.50% of all premium received thereafter.

     Different charges apply to Policies issued before January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.


DEFERRED SALES CHARGE

     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.


For Policies issued on or
after May 1,
2001, the current deferred
sales charge
equals:                          W 1.50% of premium received up to target
                                   premium in Policy year 1; and



                                 W 0.40% of premium received in excess of target
                                   premium in Policy year 1.


     Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.

     Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                  by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.


OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.


MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                  The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For
                                   Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

                                 W An effective annual rate of 0.70% in Policy
                                   years 1-17; and

                                 W An effective annual rate of 0.20% thereafter.

                                 Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                 The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                 If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 1.71% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.


  REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application.


     No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.


MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Western Reserve Life
     Account #: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     X You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     X The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     X The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     X We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     X Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     X We consider all transfers made in any one day to be a single transfer.

     X Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

     Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
(2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.

     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.


     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.

     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.


     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf.


     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the policies, or underlying fund shareholders generally,
(2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.

     OMNIBUS ORDER. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     W We will employ reasonable procedures to confirm that fax instructions are genuine.

     W Fax orders must be received at our administrative office before 4:00 p.m.
       Eastern time to assure same-day pricing of the transaction.

     W WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED
       TO A NUMBER OTHER THAN 319-369-2378.

     W We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      W you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and

                                 W you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              W we receive your request to discontinue
                                   participation at our administrative office;

                                 W you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 W you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness.

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS


                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.


LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.


LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR


                                 2.the applicable percentage called the
                                   "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.


     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS the cash value on the
                                    insured's date of death; OR



                                 2.the limitation percentage; MULTIPLIED BY the
                                   cash value on the insured's date of death.


     Under Option 2, the life insurance benefit always varies as the cash value varies.

     OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1. the face amount; PLUS cumulative premiums
                                    paid; LESS cumulative partial withdrawals;
                                    OR



                                 2. the limitation percentage; MULTIPLIED BY the
                                    cash value on the insured's date of death.


     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                       *               *               *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S                   INSURED'S                    INSURED'S
ATTAINED AGE                ATTAINED AGE                ATTAINED AGE
 ON POLICY     LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------   ----------   ------------   ----------   -------------   ----------
    0-40          250            59           134            78            105
     41           243            60           130            79            105
     42           236            61           128            80            105
     43           229            62           126            81            105
     44           222            63           124            82            105
     45           215            64           122            83            105
     46           209            65           120            84            105
     47           203            66           119            85            105
     48           197            67           118            86            105
     49           191            68           117            87            105
     50           185            69           116            88            105
     51           178            70           115            89            105
     52           171            71           113            90            105
     53           164            72           111            91            104
     54           157            73           109            92            103
     55           150            74           107            93            102
     56           146            75           105           94-99          101
     57           142            76           105          100 and         100
     58           138            77           105           older

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     20        631     751          47        267     312          74         137     148
     21        612     727          48        259     303          75         135     145
     22        595     704          49        251     294          76         133     142
     23        577     681          50        244     285          77         131     139
     24        560     659          51        237     276          78         129     136
     25        542     638          52        230     268          79         127     134
     26        526     617          53        224     261          80         125     131
     27        509     597          54        218     253          81         124     129
     28        493     578          55        212     246          82         122     127
     29        477     559          56        206     239          83         121     125
     30        462     541          57        201     232          84         119     123
     31        447     523          58        195     226          85         118     121
     32        432     506          59        190     219          86         117     119
     33        418     489          60        186     213          87         116     118
     34        404     473          61        181     207          88         115     117
     35        391     458          62        177     201          89         114     115
     36        379     443          63        172     196          90         113     114
     37        366     428          64        168     191          91         112     113
     38        355     414          65        164     186          92         111     111

 INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     39        343     401          66        161     181          93         110     110
     40        332     388          67        157     176          94         109     109
     41        322     376          68        154     172          95         107     108
     42        312     364          69        151     167          96         106     106
     43        302     353          70        148     163          97         105     105
     44        293     342          71        145     159          98         103     103
     45        284     332          72        142     155          99         102     102
     46        275     322          73        140     152          100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.

                                 - You may not decrease your face amount lower
                                   than $25,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.


                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.


                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two-year period in the incontestability
                                   and suicide exclusion provision will each start on the date when such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS
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SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.

                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS
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GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.


                                 - The maximum amount you may borrow is 90% of
                                   the net cash value (the cash value MINUS any outstanding indebtedness).


                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.


     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.


REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;


     - provide evidence of insurability that is satisfactory to us;


     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.


     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.


     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the

Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.


     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


     POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.


OTHER POLICY INFORMATION
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PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.



     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.



     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:



     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS



     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS



     - 2.4% of all premiums paid in years 8+.



     We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.



     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.



     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.



     We may also enter into an agreement with selling firms that permits certain selected registered representatives to draw monthly commissions in advance for a period of time. Such advances may provide these registered representatives and their selling firm with an incentive to sell the Policies in order to reimburse us for the advanced commissions.



     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.



     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.


STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.


     There continues to be significant federal and state regulatory activity relating to financial services companies, including insurance companies that sell variable insurance products, as well as mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, and other compliance issues and matters affecting Western Reserve and certain affiliates of Western Reserve (such as Transamerica Fund Advisors, Inc. (the "Advisor"), the investment adviser for the AEGON/Transamerica Series Fund, Inc. (the "Series Fund")), the SEC staff has indicated that it is likely to take some action against Western Reserve, the Advisor and certain of their affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against Western Reserve and/or its affiliates is difficult to assess at the present time, we currently believe that the likelihood that it will have a material adverse impact on us or the separate account is remote. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Western Reserve and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Western Reserve will take such actions that it deems necessary or appropriate to continue providing the necessary services to the separate account.

     Western Reserve and/or its affiliates, and not the separate account or its policyowners or contract owners, will bear the costs regarding these regulatory matters.


FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Glossary
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Portfolios.........
Additional Information......................................
  Settlement Options........................................
     Fixed Period Option....................................
     Life Income Option.....................................
     Joint and Survivor Income Option.......................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age -- The insured's age on the effective date, plus the number of completed Policy years since the effective date.


beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.


free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period and how the refund is calculated varies by state.


general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.


late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.


life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.


valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.


valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life Assurance Co. of Ohio
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-57681/811-08833

PROSPECTUS

MAY 1, 2005


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461 1-319-398-8572

            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and a member of the AEGON Insurance Group. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN FUNDS INSURANCE SERIES


[ ]  Global Small Capitalization Fund (Class 2)


[ ]  Growth Fund (Class 2)


[ ]  International Fund (Class 2)


[ ]  New World Fund (Class 2)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

[ ]  Contrafund(R) Portfolio (Initial Class)



FIRST EAGLE VARIABLE FUND

[ ]  First Eagle Overseas Variable Fund

JANUS ASPEN SERIES

[ ]  Balanced Portfolio (Institutional Shares)


[ ]  Flexible Bond Portfolio (Institutional Shares)(1)


[ ]  Forty Portfolio (Institutional Shares)(2)


[ ]  International Growth Portfolio (Institutional Shares)


[ ]  Mid Cap Growth Portfolio (Institutional Shares)


[ ]  Worldwide Growth Portfolio (Institutional Shares)



PIMCO VARIABLE INSURANCE TRUST

[ ]  All Asset Portfolio (Administrative Class)
[ ]  High Yield Portfolio (Institutional Class)
[ ]  Real Return Portfolio (Institutional Class)
[ ]  Total Return Portfolio (Institutional Class)

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio


RYDEX VARIABLE TRUST


[ ]  Nova Fund


[ ]  OTC Fund



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio(3)



THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


(1) Formerly named Flexible Income Portfolio.



(2) Formerly named Capital Appreciation Portfolio.



(3) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     4
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     4
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
     Redemption Fees........................................    11
Western Reserve, The Separate Account and the Portfolios....    11
     Western Reserve........................................    11
       The Separate Account.................................    11
       The Portfolios.......................................    11
       Selection of the Underlying Portfolios...............    15
       Revenue We Receive...................................    16
       Your Right to Vote Portfolio Shares..................    17
Charges and Deductions......................................    17
     Premium Load...........................................    18
     Deferred Sales Charge..................................    18
     Monthly Deduction......................................    19
       Monthly Contract Charge..............................    19
       Monthly Cost of Insurance Charge.....................    19
       Optional Insurance Riders............................    20
       Mortality and Expense Risk Charge....................    20
     Administrative Charges.................................    21
       Partial Withdrawal Charge............................    21
       Loan Interest........................................    21
       Transfer Charge......................................    21


       Taxes................................................    22
       Portfolio Expenses...................................    22
       Redemption Fees......................................    22
The Policy..................................................    22
     Ownership Rights.......................................    22
     Modifying the Policy...................................    23
     Purchasing a Policy....................................    23
     Replacement of Existing Insurance......................    23
     When Insurance Coverage Takes Effect...................    24
     Free-Look Period.......................................    24
     Backdating a Policy....................................    24
Policy Features.............................................    24
     Premiums...............................................    24
       Allocating Premiums..................................    24
       Premium Flexibility..................................    25
       Planned Periodic Payments............................    25
       Premium Limitations..................................    25
       Making Premium Payments..............................    26
Transfers...................................................    26
     General................................................    26
     Disruptive Trading and Market Timing...................    27
     Transfer Procedures....................................    29
     Asset Rebalancing Program..............................    29
     Third Party Asset Allocation Services..................    30
Policy Values...............................................    31
     Cash Value.............................................    31
     Net Cash Value.........................................    31
     Subaccount Value.......................................    31
     Accumulation Units.....................................    31
     Accumulation Unit Value................................    32
     Net Investment Factor..................................    32
Life Insurance Benefit......................................    32
     Life Insurance Benefit Options.........................    33
     Life Insurance Benefit Compliance Tests................    35
     Choosing a Life Insurance Benefit Option...............    36
     Changing the Life Insurance Benefit Option.............    37
     How Life Insurance Benefits May Vary in Amount.........    37
     Changing the Face Amount...............................    37
       Decreasing the Face Amount...........................    38
       Increasing the Face Amount...........................    38
     Duration of the Policy.................................    38
     Payment Options........................................    39
Surrenders and Partial Withdrawals..........................    39
     Surrenders.............................................    39
     Partial Withdrawals....................................    39


Loans.......................................................    40
     General................................................    40
       Interest Rate Charged................................    41
       Loan Account Interest Rate Credited..................    41
       Indebtedness.........................................    41
       Repayment of Indebtedness............................    41
     Effect of Policy Loans.................................    41
Policy Lapse and Reinstatement..............................    42
     Lapse..................................................    42
     Reinstatement..........................................    42
Policy Termination..........................................    42
Federal Income Tax Considerations...........................    43
     Tax Status of the Policy...............................    43
     Tax Treatment of Policy Benefits.......................    43
Other Policy Information....................................    47
     Payments We Make.......................................    47
     Split Dollar Arrangements..............................    47
Supplemental Benefits (Riders)..............................    48
     Term Insurance Rider...................................    48
Additional Information......................................    48
     Sale of the Policies...................................    48
     State Variations.......................................    49
     Legal Proceedings......................................    50
     Financial Statements...................................    50
Table of Contents of the Statement of Additional
  Information...............................................    51
Glossary....................................................    52
Prospectus Back Cover
     Personalized Illustrations of Policy Benefits
     Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        W the face amount of the Policy, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        W the face amount of the Policy PLUS the Policy's cash value on the date of the insured's death, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        W the face amount of the Policy PLUS the cumulative premiums paid LESS cumulative partial withdrawals, or

        W a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Code. The minimum loan amount is $500.

     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.

     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.

  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales charge.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES

                              WHEN CHARGE            AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                        IS DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                        -----------      -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of      11.50% of each premium received up   11.50% of premium received up
                          premium              to the target premium(1) in all      to target premium and 1.00% of
                                               years; 4.50% of premium received in  premium received in excess of
                                               excess of target premium in policy   target premium in Policy year
                                               year 1 and 7.50% of premium          1; 6.00% of premium received
                                               received in excess of target         up to target premium and 0.50%
                                               premium in Policy years 2+           of premium received in excess
                                                                                    of target premium in Policy
                                                                                    years 2-7; 2.10% of premium
                                                                                    received up to target premium
                                                                                    and 0.50% of premium received
                                                                                    in Policy years 8-10; 0.50% of
                                                                                    all premium received in Policy
                                                                                    years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal      2.00% of the amount withdrawn, not   We do not currently impose the
                                               to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each transfer   $25.00 for each transfer in excess   We do not currently impose the
                          beyond 12 transfers  of 12 per Policy year                transfer charge
                          in any Policy year
LOAN INTEREST
  SPREAD(2).............  On Policy            2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                            years 1-17; 0.20% (annually)
                          earlier, as                                               in Policy years 18+
                          applicable(3)

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)

                            WHEN CHARGE IS           AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                         DEDUCTED        GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      --------------     -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the effective     $16.50 per month in the first        $16.50 per month in the first
                          date and on each     Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          monthly deduction                                         2+
                          day
COST OF INSURANCE(2)
(WITHOUT EXTRA
RATINGS)................  On the effective
                          date and on each
                          monthly deduction
                          day
  - Minimum Charge......                       $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                               amount at risk(3) (Female, Non-      net amount at risk (Female,
                                               Tobacco, Age 20, Medical Issue)      Non-Tobacco, Age 20, Medical
                                                                                    Issue)
  - Maximum Charge......                       $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                               amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                               99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                    Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                       $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                               amount at risk                       net amount at risk
MORTALITY AND EXPENSE
RISK CHARGE.............  On the effective     0.90% (annually) of the average      0.70% (annually) of the
                          date and on each     cash value on each valuation day     average cash value on each
                          monthly deduction                                         valuation day Policy years
                          day                                                       1-17, and 0.20% (annually) of
                                                                                    the average cash value on each
                                                                                    valuation day in Policy years
                                                                                    18+
DEFERRED SALES LOAD.....  Annually, on each    1.50% of all premium received in     1.50% of the premium received
                          Policy anniversary   Policy year 1                        up to target premium in Policy
                          during Policy years                                       year 1, and 0.40% of premium
                          2-7                                                       received in excess of target
                                                                                    premium in Policy year 1
RIDER CHARGES:(4)
TERM LIFE INSURANCE
RIDER...................  On the effective
                          date (date of
                          issue) and on each
                          monthly deduction
                          day
  - Minimum Charge......                       $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                               amount at risk                       net amount at risk
  - Maximum Charge......                       $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                               amount at risk                       net amount at risk
  - Charge for a Male,
    age 48, Guarantee
    Issue...............                       $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                               amount at risk                       net amount at risk

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.

(4) Charges for the riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.

     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2004. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    1.47%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2004 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

                                                                                    FEES AND
                                                                        GROSS       EXPENSES
                                                                        TOTAL     CONTRACTUALLY   TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR      ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(8)   EXPENSES
---------                              ----------   --------   -----   --------   -------------   ---------
American Global Small Capitalization
  Fund (Class 2).....................     0.77%       0.04%    0.25%     1.06%        0.00%         1.06%
American Growth Fund (Class 2).......     0.35%       0.01%    0.25%     0.61%        0.00%         0.61%
American International Fund (Class
  2).................................     0.54%       0.05%    0.25%     0.84%        0.00%         0.84%
American New World Fund (Class 2)....     0.85%       0.08%    0.25%     1.18%        0.00%         1.18%
Fidelity VIP Contrafund(R)(Initial
  Class)(1)..........................     0.57%       0.11%     N/A      0.68%        0.00%         0.68%
First Eagle Overseas Variable........     0.75%       0.31%    0.25%     1.31%        0.00%         1.31%
Janus Aspen Series Balanced
  (Institutional Shares)(2)..........     0.55%       0.01%     N/A      0.56%        0.00%         0.56%
Janus Aspen Series Flexible Bond
  (Institutional Shares)(2)..........     0.52%       0.03%     N/A      0.55%        0.00%         0.55%
Janus Aspen Series Forty
  (Institutional Shares)(2)..........     0.64%       0.02%     N/A      0.66%        0.00%         0.66%
Janus Aspen Series International
  Growth (Institutional Shares)(2)...     0.64%       0.04%     N/A      0.68%        0.00%         0.68%
Janus Aspen Series Mid Cap Growth
  (Institutional Shares)(2)..........     0.64%       0.01%     N/A      0.65%        0.00%         0.65%
Janus Aspen Series Worldwide Growth
  (Institutional Shares(2)...........     0.60%       0.03%     N/A      0.63%        0.00%         0.63%
PIMCO All Asset (Administrative
  Class)(3)..........................     0.20%       1.03%     N/A      1.23%        0.03%         1.20%
PIMCO High Yield (Institutional
  Class)(4)..........................     0.25%       0.35%     N/A      0.60%        0.00%         0.60%
PIMCO Real Return (Institutional
  Class)(5)..........................     0.25%       0.25%     N/A      0.50%        0.00%         0.50%
PIMCO Total Return (Institutional
  Class)(6)..........................     0.25%       0.25%     N/A      0.50%        0.00%         0.50%
Royce Micro-Cap......................     1.25%       0.09%     N/A      1.34%        0.00%         1.34%
Rydex Nova...........................     0.75%       0.71%     N/A      1.46%        0.00%         1.46%
Rydex OTC............................     0.75%       0.72%     N/A      1.47%        0.00%         1.47%
T. Rowe Price Equity Income..........     0.85%       0.00%     N/A      0.85%        0.00%         0.85%
T. Rowe Price Mid-Cap Growth.........     0.85%       0.00%     N/A      0.85%        0.00%         0.85%
Third Avenue Value Portfolio(7)......     0.90%       0.34%     N/A      1.24%        0.00%         1.24%
Vanguard VIF Balanced................     0.15%       0.11%     N/A      0.26%        0.00%         0.26%
Vanguard VIF Capital Growth..........     0.24%       0.18%     N/A      0.42%        0.00%         0.42%
Vanguard VIF Diversified Value.......     0.25%       0.17%     N/A      0.42%        0.00%         0.42%
Vanguard VIF Equity Index............     0.11%       0.03%     N/A      0.14%        0.00%         0.14%
Vanguard VIF High Yield Bond.........     0.15%       0.09%     N/A      0.24%        0.00%         0.24%
Vanguard VIF International...........     0.22%       0.19%     N/A      0.41%        0.00%         0.41%
Vanguard VIF Mid-Cap Index...........     0.19%       0.05%     N/A      0.24%        0.00%         0.24%
Vanguard VIF Money Market............     0.11%       0.04%     N/A      0.15%        0.00%         0.15%
Vanguard VIF REIT Index..............     0.25%       0.06%     N/A      0.31%        0.00%         0.31%
Vanguard VIF Short-Term Investment-
  Grade..............................     0.11%       0.04%     N/A      0.15%        0.00%         0.15%

                                                                                    FEES AND
                                                                        GROSS       EXPENSES
                                                                        TOTAL     CONTRACTUALLY   TOTAL NET
                                       MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR      ANNUAL
PORTFOLIO                                 FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(8)   EXPENSES
---------                              ----------   --------   -----   --------   -------------   ---------
Vanguard VIF Small Company Growth....     0.23%       0.23%     N/A      0.46%        0.00%         0.46%
Vanguard VIF Total Bond Market
  Index..............................     0.13%       0.04%     N/A      0.17%        0.00%         0.17%
Vanguard VIF Total Stock Market
  Index..............................     0.15%       0.02%     N/A      0.17%        0.00%         0.17%


---------------


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.



(2) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2004, restated to reflect reductions in the Portfolios' management fees, effective July 1, 2004.



(3) "Other Expenses" reflect an administrative fee of 0.25%, a service fee of 0.15%, and Underlying PIMS Fund Expenses of 0.63%. Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(4) "Other Expenses" reflect an administrative fee of 0.35%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.60% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(5) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(6) "Other Expenses" reflect an administrative fee of 0.25%. PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.50% of average daily net assets. Under the Expenses Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(7) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.



(8) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                       GROSS       FEES AND
                                                                       TOTAL       EXPENSES      TOTAL NET
                                      MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR      ANNUAL
PORTFOLIO                                FEE       EXPENSES   FEES    EXPENSES   REIMBURSED(I)   EXPENSES
---------                             ----------   --------   -----   --------   -------------   ---------
American Global Small Capitalization
  Fund (Class 2)....................     0.77%       0.04%    0.25%     1.06%        0.01%         1.05%
American Growth Fund (Class 2)......     0.35%       0.01%    0.25%     0.61%        0.00%         0.61%
American International Fund (Class
  2)................................     0.54%       0.05%    0.25%     0.84%        0.01%         0.83%
American New World Fund (Class 2)...     0.85%       0.08%    0.25%     1.18%        0.01%         1.17%


---------------


(i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.



     REDEMPTION FEES. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.



     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."


WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


American Funds Insurance Series             - Global Small Capitalization Fund (Class 2) seeks to make your
managed by Capital Research and Management    investment grow over time by investing primarily in stocks of
Company                                       smaller companies located around the world.

                                            - Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

                                            - International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

                                            - New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Fidelity Variable Insurance Products        - VIP Contrafund(R) Portfolio seeks long-term capital appreciation.
Funds -- Initial Class
managed by Fidelity Management & Research
Company

First Eagle Variable Fund                   - First Eagle Overseas Variable seeks long-term growth of capital.
advised by Arnhold and S. Bleichroeder
Advisers, LLC

Janus Aspen Series                          - Balanced seeks long-term capital growth, consistent with
managed by Janus Capital Management LLC       preservation of capital and balanced by current income.
                                            - Flexible Bond seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds.

                                            - Forty seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

                                            - International Growth seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

                                            - Mid Cap Growth seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.

                                            - Worldwide Growth seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

PIMCO Variable Insurance Trust              - All Asset Portfolio (Administrative Class) seeks maximum real return
managed by Pacific Investment Management      consistent with preservation of real capital and prudent investment
Company LLC                                   management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

                                            - High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

                                            - Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

                                            - Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund                          - Royce Micro-Cap seeks long-term growth of capital by investing its
managed by Royce and Associates, LLC          assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust                        - Nova seeks to provide investment results that match the performance
managed by Rydex Investments                  of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index. The S&P
                                              500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock
                                              Exchange, The American Stock Exchange, and the NASDAQ.

                                            - OTC seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the
                                              100 largest non-financial, non-utilities stocks in the NASDAQ
                                              Composite.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Equity Income seeks to provide substantial dividend
managed by T. Rowe Price Associates, Inc.     income as well as long-term growth of capital through investments in the common stocks of established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust          - Third Avenue Value seeks long-term capital appreciation. The
managed by Third Avenue Management LLC        Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Vanguard Variable Insurance Fund            - Balanced seeks to conserve capital, while providing moderate income
managed by the following:                     and moderate long-term growth of capital and income.
Balanced and High Yield Bond -- Wellington  - Capital Growth seeks to provide long-term growth of capital.
Management Company, LLP
                                            - Diversified Value seeks to provide long-term growth of capital and a
Capital Growth -- PRIMECAP Management         moderate level of dividend income.
Company
                                            - Equity Index seeks to provide long-term growth of capital and income
Diversified Value -- Barrow, Hanley,          by attempting to match the performance of a broad- based market
Mewhinney & Strauss                           index of stocks of large U.S. companies.
Equity Index, Mid-Cap Index, Total Stock    - High Yield Bond seeks to provide a higher level of income by
Market Index and REIT Index -- Vanguard's     investing primarily in a diversified group of high-yielding,
Quantitative Equity Group                     higher-risk corporate bonds with medium- and lower-range
                                              credit-quality ratings, commonly known as "junk bonds".
International -- Schroder Investment
Management North America Inc.               - International seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located
Money Market, Short-Term Investment-Grade     outside of the United States.
and Total Bond Market Index -- Vanguard's
Fixed Income Group                          - Mid-Cap Index seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of
Small Company Growth -- Granahan              stocks of medium-size U.S. companies.
Investment Management, Inc. and Grantham,
Mayo, Van Otterloo & Co LLC                 - Money Market seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.
                                              Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
                                            - REIT Index seeks to provide a high level of income and moderate long-term growth of capital.
                                            - Short-Term Investment-Grade seeks income while maintaining a high degree of stability of principal.
                                            - Small Company Growth seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than
                                              $1-$2 billion).
                                            - Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.
                                            - Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.



SELECTION OF THE UNDERLYING PORTFOLIOS



     The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".

     We have developed this variable life insurance product in cooperation with Westport Financial Services, Inc., and have included underlying portfolios based on recommendations by Westport Financial Services, Inc., whose selection criteria may differ from our selection criteria.



     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.



     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.



     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     We do not recommend or endorse a particular portfolio and we do not provide investment advice.



REVENUE WE RECEIVE



     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:



     - RULE 12B-1 FEES. We receive the 12b-1 fees from First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We and our affiliates, including AFSG receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.



     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:



                INCOMING PAYMENTS TO WRL AND AFSG FROM THE FUNDS



                                           MAXIMUM
                                             FEE                                           MAXIMUM FEE
FUND                                     % OF ASSETS*                FUND                  % OF ASSETS*
----                                     ------------                ----                  ------------
PIMCO Variable Insurance Trust                          Fidelity Variable Insurance      0.05% after $100
  (Administrative Class)...............     0.25%       Products Fund                    million**
Rydex Variable Trust...................     0.25%       Janus Aspen Series               0.15% after $50
                                                                                         million**
First Eagle Variable Funds, Inc. ......     0.25%       T. Rowe Price Equity Series,     0.15% after $25
                                                        Inc.                             million **
American Funds Insurance Series........     0.25%

---------------


* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.



** We receive this percentage once a certain dollar amount of fund shares are being held in the subaccounts of Western Reserve and its affiliates.



     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.



     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE
PROVIDE UNDER
THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or
after
January 28, 2002, THE PERCENT
OF
PREMIUM LOAD CURRENTLY EQUALS:   W 11.50% of premium received up to target
                                   premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                 W 6.00% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                 W 2.10% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                 W 0.50% of all premium received thereafter.


     Different charges apply to Policies issued before January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of premium received up to target premium in all years; and 4.5% of premium received in excess of target premium in Policy year 1 and 7.5% of premium received in excess of target premium thereafter.


DEFERRED SALES CHARGE

     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

     For Policies issued on or after May 1, 2001, the current deferred sales charge equals:


     W 1.50% of premium received up to target premium in Policy year 1; and



     W 0.40% of premium received in excess of target premium in Policy year 1.

     Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales charge is 1.50% of all premium received in Policy year 1.

     Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge
                                   monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

                                   W An effective annual rate of 0.70% in Policy
                                     years 1-17; and

                                   W An effective annual rate of 0.20%
                                     thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 1.47% in 2004. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.



  REDEMPTION FEES



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.


     No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose limitations on allocations, withdrawals or transfers. If a selected subaccount has imposed such a restriction, amounts will be allocated to a money market subaccount until we receive your direction.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales charge (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Western Reserve Life
     Account #: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     X You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     X The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     X The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     X We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     X Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     X We consider all transfers made in any one day to be a single transfer.

     X Transfers resulting from loans, asset rebalancing and the reallocation of cash value immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

     Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
(2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

     We have developed policies and procedures with respect to market timing and other transfers and do not make special arrangements to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies and retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies and retirement plans.


     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, but under our current policies will always include and begin with loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only via standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.


     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if the underlying fund portfolio refuses or reverses our order. For all of these purposes, we may aggregate two or more policies that we believe are connected.

     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.


     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this policy, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policy owners or intermediaries acting on their behalf.


     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the policies, or underlying fund shareholders generally,
(2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio. If an underlying fund portfolio's policies and procedures operate to restrict or refuse transactions by the separate account as a result of activity initiated by you, we will inform you of actions taken that affect your transfer activity.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage programmed, large, frequent, or short-term transfers. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under the policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our Policies to discourage market timing or other disruptive trading.

     OMNIBUS ORDER. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable life insurance (or annuity) policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying fund portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     W We will employ reasonable procedures to confirm that fax instructions are genuine.

     W Fax orders must be received at our administrative office before 4:00 p.m.
       Eastern time to assure same-day pricing of the transaction.

     W WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED
       TO A NUMBER OTHER THAN 319-369-2378.

     W We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      W you must submit a completed asset rebalancing
                                   request form to us at our administrative office; and

                                 W you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              W we receive your request to discontinue
                                   participation at our administrative office;

                                 W you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 W you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness.

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS


                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.


ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.


     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.


LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   minus

                                 - any monthly deductions due during the late
                                   period (if applicable); minus

                                 - any outstanding indebtedness or due and
                                   unpaid charges; plus

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR


                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.


     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.


LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS the cash value on the
                                    insured's date of death; OR



                                 2. the limitation percentage; MULTIPLIED BY the
                                    cash value on the insured's date of death.


     Under Option 2, the life insurance benefit always varies as the cash value varies.

     OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1.the face amount; PLUS cumulative premiums
                                   paid; LESS cumulative partial withdrawals; OR


                                 2. the limitation percentage; MULTIPLIED BY the cash value on the insured's date of death.


     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                       *               *               *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S                   INSURED'S                    INSURED'S
ATTAINED AGE                ATTAINED AGE                ATTAINED AGE
 ON POLICY     LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------   ----------   ------------   ----------   -------------   ----------
    0-40          250            59           134            78            105
     41           243            60           130            79            105
     42           236            61           128            80            105
     43           229            62           126            81            105
     44           222            63           124            82            105
     45           215            64           122            83            105
     46           209            65           120            84            105
     47           203            66           119            85            105
     48           197            67           118            86            105
     49           191            68           117            87            105
     50           185            69           116            88            105
     51           178            70           115            89            105
     52           171            71           113            90            105
     53           164            72           111            91            104
     54           157            73           109            92            103
     55           150            74           107            93            102
     56           146            75           105           94-99          101
     57           142            76           105       100 and older      100
     58           138            77           105

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     20        631     751          47        267     312          74         137     148
     21        612     727          48        259     303          75         135     145
     22        595     704          49        251     294          76         133     142
     23        577     681          50        244     285          77         131     139
     24        560     659          51        237     276          78         129     136
     25        542     638          52        230     268          79         127     134
     26        526     617          53        224     261          80         125     131
     27        509     597          54        218     253          81         124     129
     28        493     578          55        212     246          82         122     127
     29        477     559          56        206     239          83         121     125
     30        462     541          57        201     232          84         119     123
     31        447     523          58        195     226          85         118     121
     32        432     506          59        190     219          86         117     119

 INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   -------------   ----   ------
     33        418     489          60        186     213          87         116     118
     34        404     473          61        181     207          88         115     117
     35        391     458          62        177     201          89         114     115
     36        379     443          63        172     196          90         113     114
     37        366     428          64        168     191          91         112     113
     38        355     414          65        164     186          92         111     111
     39        343     401          66        161     181          93         110     110
     40        332     388          67        157     176          94         109     109
     41        322     376          68        154     172          95         107     108
     42        312     364          69        151     167          96         106     106
     43        302     353          70        148     163          97         105     105
     44        293     342          71        145     159          98         103     103
     45        284     332          72        142     155          99         102     102
     46        275     322          73        140     152          100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.

                                 - You may not decrease your face amount lower
                                   than $25,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.


                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.


                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two-year period in the incontestability
                                   and suicide exclusion provision will each start on the date when such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.

                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.

CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.


                                 - The maximum amount you may borrow is 90% of
                                   the net cash value (the cash value MINUS any outstanding indebtedness).


                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.


     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (6.0% maximum guaranteed). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.


     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.


REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;


     - provide evidence of insurability that is satisfactory to us;


     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.


     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U. S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the insured owned the policy. If the Owner was not the insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.


     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.


     POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
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--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.



     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:



     - 20% of all premiums paid up to target premium in the first Policy year; PLUS



     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS



     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS



     - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS



     - 3.2% of all premiums paid in years 5 through 7; PLUS



     - 2.4% of all premiums paid in years 8+.



     We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.



     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.



     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).



     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.



     We may also enter into an agreement with selling firms that permits certain selected registered representatives to draw monthly commissions in advance for a period of time. Such advances may provide these registered representatives and their selling firm with an incentive to sell the Policies in order to reimburse us for the advanced commissions.



     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.



     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.


STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Policy.


     There continues to be significant federal and state regulatory activity relating to financial services companies, including insurance companies that sell variable insurance products, as well as mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, and other compliance issues and matters affecting Western Reserve and certain affiliates of Western Reserve (such as Transamerica Fund Advisors, Inc. (the "Advisor"), the investment adviser for the AEGON/Transamerica Series Fund, Inc. (the "Series Fund")), the SEC staff has indicated that it is likely to take some action against Western Reserve, the Advisor and certain of their affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against Western Reserve and/or its affiliates is difficult to assess at the present time, we currently believe that the likelihood that it will have a material adverse impact on us or the separate account is remote. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Western Reserve and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Western Reserve will take such actions that it deems necessary or appropriate to continue providing the necessary services to the separate account.



     Western Reserve and/or its affiliates, and not the separate account or its policyowners or contract owners, will bear the costs regarding these regulatory matters.


FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Portfolios.........
Additional Information......................................
  Settlement Options........................................
     Fixed Period Option....................................
     Life Income Option.....................................
     Joint and Survivor Income Option.......................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.

administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age -- The insured's age on the effective date, plus the number of completed Policy years since the effective date.


beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.


free-look period -- The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of your free-look period and how the refund is calculated varies by state.


general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.


late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.


life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.

policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.


valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.


valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our -- Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life Assurance Co. of Ohio
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-57681/811-08833

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2005


                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-888-804-8461 or 319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary.......................................................................   1
The Policy - General Provisions................................................   3
    Entire Contract............................................................   3
  Information in the Application for this Policy...............................   3
    Ownership Rights...........................................................   3
       Changing the Owner......................................................   3
       Choosing the Beneficiary................................................   3
       Changing the Beneficiary................................................   4
       Assigning the Policy....................................................   4
    Selecting the Tax Test.....................................................   4
    Our Right to Contest the Policy............................................   4
    Suicide Exclusion..........................................................   5
    Misstatement of Age or Sex.................................................   5
    Modifying the Policy.......................................................   5
    Addition, Deletion or Substitution of Portfolios...........................   5
Additional Information.........................................................   6
    Settlement Options.........................................................   6
       Fixed Period Option.....................................................   6
       Life Income Option......................................................   7
       Joint and Survivor Income Option........................................   7
    Additional Information about Western Reserve and the Separate Account......   7
    Changes to the Separate Account............................................   8
    Potential Conflicts of Interest............................................   8
    Legal Matters..............................................................   9
    Variations in Policy Provisions............................................   9
    Personalized Illustrations of Policy Benefits..............................   9
    Sale of the Policies.......................................................   9
    Reports to Owners..........................................................  10
    Claims of Creditors........................................................  10
    Records....................................................................  10
    Additional Information.....................................................  10
    Independent Registered Public Accounting Firm..............................  10
    Financial Statements.......................................................  10
Underwriting...................................................................  11
    Underwriting Standards.....................................................  11
IMSA...........................................................................  11
Performance Data...............................................................  11
    Performance Data in Advertising Sales Literature...........................  11
    Western Reserve's Published Ratings........................................  12
Index to Financial Statements..................................................  13
    WRL Series Life Corporate Account..........................................  13
    Western Reserve Life Assurance Co. of Ohio.................................  13

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.

administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the number of completed Policy years since the effective date.


beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.


late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.


life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account - A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.


loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.


valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.


valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio. (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our administrative office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our administrative office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.


ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-     the interest rate we credit on those amounts;

-     the mortality tables we use; and

-     the specific payment option(s) you choose.


Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The income rates guaranteed in the Policy.

FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-     only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-     Payments to the surviving payee will equal either:

      -     the full amount paid to the payee before the payee's death; or

      -     two-thirds of the amount paid to the payee before the payee's death.

-     All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-     Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

- Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

- Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES


We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Western Reserve, the distributor for the Policies, and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.






During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all Policies sold through the separate account were $4,225,957.02, $4,247,875.24, and $6,014,100.24, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.

We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.





REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

      x     the current cash value

      x     the current net cash value

      x     the current life insurance benefit

      x     the current loan amount

      x     any activity since the last report

      x     the current subaccount values and loan account value

      x     current net premium allocations

      x     any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of the separate account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages.

Western Reserve's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT


Report of Independent Registered Public Accounting Firm


Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Registered Public Accounting Firm, dated February 18, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2004, 2003 and 2002

Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements -  Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2004

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2004

                                    CONTENTS

Report of Independent Registered Auditors................................

Financial Statements

Statements of Assets and Liabilities.....................................     3
Statements of Operations.................................................    12
Statements of Changes in Net Assets......................................    24
Notes to Financial Statements............................................    49

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Balanced, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, Vanguard VIF International, Vanguard VIF Money Market, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Short-Term Investment-Grade, Vanguard VIF Total Stock Market Index, Vanguard VIF Capital Growth, Scudder VIT Small Cap Index, Scudder VIT Equity 500 Index, Scudder VIT EAFE(R) Equity Index, Contrafund(R), Growth, Balanced, High Income, Money Market, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Blue Chip Growth, T. Rowe Price International Stock, Growth, Capital Appreciation, Worldwide Growth, Mid Cap Growth, International Growth, AIM V.I. - Dynamics, AIM V.I. - Health Sciences, AIM V.I. - Technology, AIM V.I. - Small Company Growth, INVESCO VIF - Growth, AIM V.I. - Financial Services, Short-Term, Total Return, StocksPLUS Growth and Income Mid Cap Value, Emerging Markets Equity, Royce Small Cap, Royce Micro Cap, First Eagle Overseas Variable Fund, Third Avenue Value Portfolio, Real Return subaccounts), which are available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2004, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young, LLP

Des Moines, Iowa
January 31, 2005

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                   VANGUARD VIF
                                    VANGUARD VIF    DIVERSIFIED    VANGUARD VIF      VANGUARD VIF    VANGUARD VIF   VANGUARD VIF
                                     BALANCED         VALUE       EQUITY INCOME      EQUITY INDEX       GROWTH      MID-CAP INDEX
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                    ------------   ------------   -------------      ------------    ------------   -------------
ASSETS
    Investment in securities:
       Number of shares              264,845.196    170,856.124      20,352.248       921,457.233      19,858.626     259,036.481
                                    ============   ============   =============      ============    ============   =============
       Cost                         $  4,464,079   $  2,024,434   $     363,787      $ 22,329,293    $    206,858   $   3,521,603
                                    ============   ============   =============      ============    ============   =============
    Investments in mutual funds,
        at net asset value          $  4,931,418   $  2,315,100   $     395,851      $ 26,068,025    $    231,750   $   4,214,524
     Receivable for units sold                 -              5               -                38               -               -
                                    ------------   ------------   -------------      ------------    ------------   -------------
Total assets                           4,931,418      2,315,105         395,851        26,068,063         231,750       4,214,524
                                    ------------   ------------   -------------      ------------    ------------   -------------
LIABILITIES
    Payable for units redeemed                 4              -               3                 -               1               6
                                    ------------   ------------   -------------      ------------    ------------   -------------
                                    $  4,931,414   $  2,315,105   $     395,848      $ 26,068,063    $    231,749   $   4,214,518
                                    ============   ============   =============      ============    ============   =============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners         $  4,931,414   $  2,315,105   $     395,848      $ 26,068,063    $    231,749   $   4,214,518
                                    ------------   ------------   -------------      ------------    ------------   -------------
Total net assets                    $  4,931,414   $  2,315,105   $     395,848      $ 26,068,063    $    231,749   $   4,214,518
                                    ============   ============   =============      ============    ============   =============
Accumulation units outstanding         3,737,477      1,676,997         320,768        21,836,700         235,613       2,670,338
                                    ============   ============   =============      ============    ============   =============
Accumulation unit value             $   1.319450   $   1.380506   $    1.234064      $   1.193773    $   0.983603   $    1.578271
                                    ============   ============   =============      ============    ============   =============


                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004


                                                   VANGUARD VIF                                     VANGUARD VIF
                                   VANGUARD VIF   SMALL COMPANY   VANGUARD VIF      VANGUARD VIF    TOTAL BOND      VANGUARD VIF
                                    REIT INDEX       GROWTH       INTERNATIONAL     MONEY MARKET    MARKET INDEX   HIGH YIELD BOND
                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                   ------------   -------------   -------------   ---------------   ------------   ---------------
ASSETS
    Investment in securities:
       Number of shares              13,027.021     417,601.751     237,837.975    23,948,270.350    191,220.256        23,187.885
                                   ============   =============   =============   ===============   ============   ===============
       Cost                        $    207,830   $   7,041,178   $   3,072,733   $    23,948,270   $  2,191,784   $       198,555
                                   ============   =============   =============   ===============   ============   ===============
    Investments in mutual funds,
        at net asset value         $    261,713   $   8,134,882   $   3,603,245   $    23,948,270   $  2,195,209   $       209,155
     Receivable for units sold                4              10               -               168              9                 -
                                   ------------   -------------   -------------   ---------------   ------------   ---------------
Total assets                            261,717       8,134,892       3,603,245        23,948,438      2,195,218           209,155
                                   ------------   -------------   -------------   ---------------   ------------   ---------------
LIABILITIES
    Payable for units redeemed                -               -              17                 -              -                 2
                                   ------------   -------------   -------------   ---------------   ------------   ---------------
                                   $    261,717   $   8,134,892   $   3,603,228   $    23,948,438   $  2,195,218   $       209,153
                                   ============   =============   =============   ===============   ============   ===============
NET ASSETS:
    Deferred annuity contracts
       terminable by owners        $    261,717   $   8,134,892   $   3,603,228   $    23,948,438   $  2,195,218   $       209,153
                                   ------------   -------------   -------------   ---------------   ------------   ---------------
Total net assets                   $    261,717   $   8,134,892   $   3,603,228   $    23,948,438   $  2,195,218   $       209,153
                                   ============   =============   =============   ===============   ============   ===============
Accumulation units outstanding          135,064       5,545,480       2,452,212        22,862,515      1,884,728           155,594
                                   ============   =============   =============   ===============   ============   ===============
Accumulation unit value            $   1.937723   $    1.466941   $    1.469379   $      1.047498   $   1.164740   $      1.344221
                                   ============   =============   =============   ===============   ============   ===============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                   VANGUARD VIF
                                    SHORT-TERM    VANGUARD VIF                                      SCUDDER VIT     SCUDDER VIT
                                    INVESTMENT-   TOTAL STOCK    VANGUARD VIF       SCUDDER VIT      EQUITY 500    EAFE(R) EQUITY
                                      GRADE       MARKET INDEX   CAPITAL GROWTH   SMALL CAP INDEX      INDEX           INDEX
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                   ------------   ------------   --------------   ---------------   ------------   --------------
ASSETS
    Investment in securities:
       Number of shares              20,988.381         12,765          414,866        72,302.480    188,714.255      50,975.536
                                   ============   ============   ==============   ===============   ============     ===========
       Cost                        $    224,657   $    340,146   $    5,617,573   $       871,163   $  2,242,915     $   433,306
                                   ============   ============   ==============   ===============   ============     ===========
    Investments in mutual funds,
        at net asset value         $    222,897   $    367,257   $    6,252,023   $     1,037,541   $  2,402,332     $   486,307
     Receivable for units sold                -              -                -                 4              -               -
                                   ------------   ------------   --------------   ---------------   ------------     -----------
Total assets                            222,897        367,257        6,252,023         1,037,545      2,402,332         486,307
                                   ------------   ------------   --------------   ---------------   ------------     -----------
LIABILITIES
    Payable for units redeemed                3              -                2                 -          1,296               -
                                   ------------   ------------   --------------   ---------------   ------------     -----------
                                   $    222,894   $    367,257   $    6,252,021   $     1,037,545   $  2,401,036     $   486,307
                                   ============   ============   ==============   ===============   ============     ===========
NET ASSETS:
    Deferred annuity contracts
       terminable by owners        $    222,894   $    367,257   $    6,252,021   $     1,037,545   $  2,401,036     $   486,307
                                   ------------   ------------   --------------   ---------------   ------------     -----------
Total net assets                   $    222,894   $    367,257   $    6,252,021   $     1,037,545   $  2,401,036     $   486,307
                                   ============   ============   ==============   ===============   ============     ===========
Accumulation units outstanding          199,073        262,977        4,085,378           753,609      2,679,922         604,043
                                   ============   ============   ==============   ===============   ============     ===========
Accumulation unit value            $   1.119658   $   1.396537   $     1.530341   $      1.376769   $   0.895935     $  0.805086
                                   ============   ============   ==============   ===============   ============     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                                                          T.ROWE PRICE
                                                                                                            MID-CAP
                                   CONTRAFUND(R)    GROWTH      BALANCED    HIGH INCOME    MONEY MARKET      GROWTH
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                   -------------  -----------  -----------  ------------  --------------  ------------
ASSETS
     Investment in securities:
        Number of shares             144,921.539   71,787.936   10,953.394   217,271.644   3,832,823.660   464,946.951
                                   =============  ===========  ===========  ============  ==============  ============
        Cost                       $   3,011,974  $ 2,195,932  $   145,189  $  1,354,324  $    3,832,824  $  8,887,303
                                   =============  ===========  ===========  ============  ==============  ============

     Investments in mutual funds,
         at net asset value        $   3,857,811  $ 2,297,932  $   157,181  $  1,520,902  $    3,832,824  $ 10,949,501
     Receivable for units sold                 -           22            -            20             132            36
                                   -------------  -----------  -----------  ------------  --------------  ------------
Total assets                           3,857,811    2,297,954      157,181     1,520,922       3,832,956    10,949,537
                                   -------------  -----------  -----------  ------------  --------------  ------------

LIABILITIES
     Payable for units redeemed               22            -            1             -               -             -
                                   -------------  -----------  -----------  ------------  --------------  ------------
                                   $   3,857,789  $ 2,297,954  $   157,180  $  1,520,922  $    3,832,956  $ 10,949,537
                                   =============  ===========  ===========  ============  ==============  ============

NET ASSETS:
     Deferred annuity contracts
        terminable by owners       $   3,857,789  $ 2,297,954  $   157,180  $  1,520,922  $    3,832,956  $ 10,949,537
                                   -------------  -----------  -----------  ------------  --------------  ------------
Total net assets                   $   3,857,789  $ 2,297,954  $   157,180  $  1,520,922  $    3,832,956  $ 10,949,537
                                   =============  ===========  ===========  ============  ==============  ============

Accumulation units outstanding         3,410,818    3,210,164      144,287     1,522,766       3,330,871     7,854,040
                                   =============  ===========  ===========  ============  ==============  ============
Accumulation unit value            $    1.131045  $  0.715837  $  1.089356  $   0.998789  $     1.150737  $   1.394128
                                   =============  ===========  ===========  ============  ==============  ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                  T.ROWE PRICE  T.ROWE PRICE
                                   T.ROWE PRICE     BLUE CHIP   INTERNATIONAL                CAPITAL      WORLDWIDE
                                   EQUITY INCOME     GROWTH         STOCK        GROWTH    APPRECIATION    GROWTH
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   -------------  ------------  -------------  ----------  ------------  -----------
ASSETS
     Investment in securities:
        Number of shares             844,282.965   764,307.843    272,943.554   8,781.176    13,739.657   18,762.770
                                   =============  ============  =============  ==========  ============  ===========
        Cost                        $ 15,744,647  $  6,028,439  $   3,287,037  $  153,261  $    300,764  $   510,101
                                   =============  ============  =============  ==========  ============  ===========

     Investments in mutual funds,
         at net asset value         $ 18,861,281  $  6,947,558  $   3,668,361  $  176,238  $    337,721  $   502,467
     Receivable for units sold             1,046            11              5           -            25           49
                                   -------------  ------------  -------------  ----------  ------------  -----------
Total assets                          18,862,327     6,947,569      3,668,366     176,238       337,746      502,516
                                   -------------  ------------  -------------  ----------  ------------  -----------

LIABILITIES
     Payable for units redeemed                -             -              -           -             -            -
                                   -------------  ------------  -------------  ----------  ------------  -----------
                                    $ 18,862,327  $  6,947,569  $   3,668,366  $  176,238  $    337,746  $   502,516
                                   =============  ============  =============  ==========  ============  ===========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners        $ 18,862,327  $  6,947,569  $   3,668,366  $  176,238  $    337,746  $   502,516
                                   -------------  ------------  -------------  ----------  ------------  -----------
Total net assets                    $ 18,862,327  $  6,947,569  $   3,668,366  $  176,238  $    337,746  $   502,516
                                   =============  ============  =============  ==========  ============  ===========

Accumulation units outstanding        12,977,034     7,525,798      4,618,660     264,228       423,355      767,325
                                   =============  ============  =============  ==========  ============  ===========
Accumulation unit value             $   1.453516  $   0.923167  $    0.794249  $ 0.666992  $   0.797784  $  0.654894
                                   =============  ============  =============  ==========  ============  ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                     MID CAP   INTERNATIONAL    AIM V.I.-   AIM V.I. - HEALTH   AIM V.I.-
                                     GROWTH       GROWTH        DYNAMICS        SCIENCES       TECHNOLOGY
                                   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                   ----------  -------------  ------------  -----------------  -----------
ASSETS
     Investment in securities:
        Number of shares              756.819    18,040.099    169,419.556      3,080.087       21,972.596
                                   ==========  ============   ============  =============      ===========
        Cost                       $   17,369  $    388,043   $  1,816,256  $      54,669      $   218,293
                                   ==========  ============   ============  =============      ===========

     Investments in mutual funds,
         at net asset value        $   19,556  $    490,330   $  2,260,057  $      58,214      $   272,900
     Receivable for units sold              -            10             29            101                -
                                   ----------  ------------   ------------  -------------      -----------
Total assets                           19,556       490,340      2,260,086         58,315          272,900
                                   ----------  ------------   ------------  -------------      -----------

LIABILITIES
     Payable for units redeemed            23             -              -              -                8
                                   ----------  ------------   ------------  -------------      -----------
                                   $   19,533  $    490,340   $  2,260,086  $      58,315      $   272,892
                                   ==========  ============   ============  =============      ===========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners       $   19,533  $    490,340   $  2,260,086  $      58,315      $   272,892
                                   ----------  ------------   ------------  -------------      -----------
Total net assets                   $   19,533  $    490,340   $  2,260,086  $      58,315      $   272,892
                                   ==========  ============   ============  =============      ===========

Accumulation units outstanding         28,831       554,583      3,124,242         50,869          780,843
                                   ==========  ============   ============  =============      ===========
Accumulation unit value            $ 0.677479  $   0.884160   $   0.723403  $    1.146363      $  0.349483
                                   ==========  ============   ============  =============      ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                    AIM V.I. -
                                   SMALL COMPANY
                                      GROWTH
                                    SUBACCOUNT
                                   -------------
ASSETS
     Investment in securities:
        Number of shares             3,971.360
                                   ===========
        Cost                       $    55,522
                                   ===========

     Investments in mutual funds,
         at net asset value        $    61,119
     Receivable for units sold               -
                                   -----------
Total assets                            61,199
                                   -----------

LIABILITIES
     Payable for units redeemed              1
                                   -----------
                                   $    61,198
                                   ===========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners       $    61,198
                                   -----------
Total net assets                   $    61,198
                                   ===========

Accumulation units outstanding          79,727
                                   ===========
Accumulation unit value            $  0.767595
                                   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                AIM V.I. -
                                    AIM V.I. -  FINANCIAL                                 STOCKSPLUS GROWTH  U.S. MID CAP
                                     GROWTH      SERVICES    SHORT-TERM    TOTAL RETURN      AND INCOME         VALUE
                                    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                   -----------  ----------  ------------  --------------  -----------------  ------------
ASSETS
     Investment in securities:
        Number of shares             4,135.517     754.731   877,203.299   2,155,935.097     309,145.410           2,325
                                   ===========  ==========  ============  ==============    ============      ==========
        Cost                       $ 1,322,128  $   10,391  $  8,859,717  $   22,296,674    $  2,656,758      $   35,597
                                   ===========  ==========  ============  ==============    ============      ==========

     Investments in mutual funds,
         at net asset value        $    66,375  $   11,027  $  8,842,209  $   22,658,878    $  3,134,734      $   39,509
     Receivable for units sold               -           1            57               -             152               -
                                   -----------  ----------  ------------  --------------    ------------      ----------
Total assets                            66,375      11,028     8,842,266      22,658,878       3,134,886          39,509
                                   -----------  ----------  ------------  --------------    ------------      ----------

LIABILITIES
     Payable for units redeemed             14           -             -           2,741               -               -
                                   -----------  ----------  ------------  --------------    ------------      ----------
                                   $    66,361  $   11,028  $  8,842,266  $   22,656,137    $  3,134,886      $   39,509
                                   ===========  ==========  ============  ==============    ============      ==========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners       $    66,361  $   11,028  $  8,842,266  $   22,656,137    $  3,134,886      $   39,509
                                   -----------  ----------  ------------  --------------    ------------      ----------
Total net assets                   $    66,361  $   11,028  $  8,842,266  $   22,656,137    $  3,134,886      $   39,509
                                   ===========  ==========  ============  ==============    ============      ==========

Accumulation units outstanding         178,350       7,644     7,408,605      15,835,258       3,316,220          35,045
                                   ===========  ==========  ============  ==============    ============      ==========
Accumulation unit value            $  0.372086  $ 1.442634  $   1.193513  $     1.430740    $   0.945319      $ 1.127405
                                   ===========  ==========  ============  ==============    ============      ==========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                                                                THIRD
                                                                               FIRST EAGLE     AVENUE
                                      EMERGING     ROYCE SMALL-  ROYCE MICRO-    OVERSEAS       VALUE
                                   MARKETS EQUITY      CAP            CAP     VARIABLE FUND   PORTFOLIO  REAL RETURN
                                     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   --------------  ------------  ------------  ------------  ----------  -----------
ASSETS
     Investment in securities:
        Number of shares                    890         72,784       469,961        96,885       25,122       21,447
                                     ==========     ==========    ==========    ==========   ==========  ===========
        Cost                         $    8,759     $  592,485    $5,272,198    $2,514,269   $  587,521  $   280,922
                                     ==========     ==========    ==========    ==========   ==========  ===========

     Investments in mutual funds,
         at net asset value          $    9,833     $  655,059    $5,404,549    $2,662,400   $  621,271  $   277,090
     Receivable for units sold                -              -            10           505           85            7
                                     ----------     ----------   -----------    ----------   ----------  -----------
Total assets                              9,833        655,059     5,404,559     2,662,905      621,356      277,097
                                     ----------     ----------   -----------    ----------   ----------  -----------

LIABILITIES
     Payable for units redeemed               -              1             -             -            -            -
                                     ----------     ----------   -----------    ----------   ----------  -----------
                                     $    9,833     $  655,058    $5,404,559    $2,662,905   $  621,356  $   277,097
                                     ==========     ==========    ==========    ==========   ==========  ===========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners         $    9,833     $  655,058    $5,404,559    $2,662,905   $  621,356  $   277,097
                                     ----------     ----------   -----------    ----------   ----------  -----------
Total net assets                     $    9,833     $  655,058    $5,404,559    $2,662,905   $  621,356  $   277,097
                                     ==========     ==========    ==========    ==========   ==========  ===========

Accumulation units outstanding            6,864        489,342     4,042,509     2,089,513      518,249      259,654
                                     ==========     ==========    ==========    ==========   ==========  ===========
Accumulation unit value              $ 1.432497     $ 1.338651    $ 1.336932    $ 1.274414   $ 1.198951  $  1.067180
                                     ==========     ==========    ==========    ==========   ==========  ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                   T. ROWE PRICE
                                   LIMITED-TERM
                                       BOND
                                    SUBACCOUNT
                                   ------------
ASSETS
     Investment in securities:
        Number of shares                97,614
                                   ===========
        Cost                         $ 489,261
                                   ===========

     Investments in mutual funds,
         at net asset value          $ 486,119
     Receivable for units sold              30
                                   -----------
Total assets                           486,149
                                   -----------

LIABILITIES
     Payable for units redeemed              -
                                   -----------
                                     $ 486,149
                                   ===========

NET ASSETS:
     Deferred annuity contracts
        terminable by owners         $ 486,149
                                   -----------
Total net assets                     $ 486,149
                                   ===========

Accumulation units outstanding         478,185
                                   ===========
Accumulation unit value              $1.016654
                                   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                        VANGUARD VIF
                                                         VANGUARD VIF   DIVERSIFIED    VANGUARD VIF    VANGUARD VIF
                                                           BALANCED        VALUE       EQUITY INCOME   EQUITY INDEX
                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                         ------------   ------------   -------------   ------------
NET  INVESTMENT INCOME (loss)
     Income:
           Dividends                                      $   70,623     $  21,828      $    9,196      $   242,529
     Expenses:
           Administrative, mortality and
               expense risk charge                            18,706         6,779           2,069          110,975
                                                          ----------     ---------      ----------      -----------
Net investment income (loss)                                  51,917        15,049           7,127          131,554

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                   -             -          46,371          478,129
     Proceeds from sales                                   1,026,811       274,541         108,398        3,788,036
     Cost of investments sold                                869,430       198,462         113,347        3,230,629
                                                          ----------     ---------      ----------      -----------
Net realized capital gains (losses) on investments           157,381        76,079          41,422        1,035,536

Net  change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                     336,880        82,905          38,476        2,517,976
     End of period                                           467,339       290,666          32,064        3,738,732
                                                          ----------     ---------      ----------      -----------
Net change in unrealized appreciation/depreciation
     of investments                                          130,459       207,761          (6,412)       1,220,756
                                                          ----------     ---------      ----------      -----------

Net realized and unrealized capital gains (losses)
     on investments                                          287,840       283,840          35,010        2,256,292
                                                          ----------     ---------      ----------      -----------

Increase (decrease) in net assets from operations         $  339,757     $ 298,889      $   42,137      $ 2,387,846
                                                          ==========     =========      ==========      ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                                       VANGUARD VIF
                                                         VANGUARD VIF   VANGUARD VIF    VANGUARD VIF   SMALL COMPANY
                                                            GROWTH      MID-CAP INDEX    REIT INDEX       GROWTH
                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                         ------------   -------------   ------------   -------------
NET  INVESTMENT INCOME (LOSS)
     Income:
           Dividends                                      $      896     $  22,437      $    5,613      $     3,593
     Expenses:
           Administrative, mortality and
               expense risk charge                             1,287        20,700           1,190           31,719
                                                          ----------     ---------      ----------      -----------
Net investment income (loss)                                    (391)        1,737           4,423          (28,126)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:

     Realized gain distributions                                   -             -           3,722                -
     Proceeds from sales                                      95,326     1,103,030          77,583        1,934,637
     Cost of investments sold                                 84,154       805,281          57,684        1,281,824
                                                          ----------     ---------      ----------      -----------
Net realized capital gains (losses) on investments            11,172       297,749          23,621          652,813

Net  change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                      21,065       345,322          30,984          748,958
     End of period                                            24,892       692,921          53,883        1,093,704
                                                          ----------     ---------      ----------      -----------
Net change in unrealized appreciation/depreciation
     of investments                                            3,827       347,599          22,899          344,746
                                                          ----------     ---------      ----------      -----------

Net realized and unrealized capital gains (losses)
     on investments                                           14,999       645,348          46,520          997,559
                                                          ----------     ---------      ----------      -----------

Increase (decrease) in net assets from operations         $   14,608     $ 647,085      $   50,943      $   969,433
                                                          ==========     =========      ==========      ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                       VANGUARD VIF     VANGUARD VIF
                                                       VANGUARD VIF    VANGUARD VIF     TOTAL BOND       HIGH YIELD
                                                      INTERNATIONAL    MONEY MARKET    MARKET INDEX        BOND
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                      -------------    ------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $     15,595    $    234,872    $    103,006     $     15,773
     Expenses:
         Administrative, mortality and
             expense risk charge                             13,379          85,473          14,076            1,253
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                  2,216         149,399          88,930           14,520

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -           3,377                -
     Proceeds from sales                                    334,785      11,379,773         635,831          255,616
     Cost of investments sold                               238,287      11,379,773         656,672          257,911
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments           96,498               -         (17,464)          (2,295)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    206,341               -           3,065            9,665
     End of period                                          530,512               -           3,425           10,600
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                         324,171               -             360              935
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         420,669               -         (17,104)          (1,360)
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $    422,885    $    149,399    $     71,826     $     13,160
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                         VANGUARD        VANGUARD
                                                        VIF SHORT-       VIF TOTAL       VANGUARD
                                                          TERM            STOCK            VIF            SCUDDER
                                                       INVESTMENT-        MARKET         CAPITAL         VIT SMALL
                                                          GRADE           INDEX           GROWTH         CAP INDEX
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                       ------------    ------------    ------------     ------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $      7,757    $      3,760    $      2,502     $      3,563
     Expenses:
         Administrative, mortality and
             expense risk charge                              1,274           1,125          14,963            4,710
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                  6,483           2,635         (12,461)          (1,147)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -           5,458                -
     Proceeds from sales                                     85,105          17,287       1,080,556          278,662
     Cost of investments sold                                86,640          17,929       1,007,722          182,291
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments           (1,535)           (642)         78,292           96,371

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                        580               -               -          123,470
     End of period                                           (1,760)         27,111         634,450          166,378
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                          (2,340)         27,111         634,450           42,908
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                          (3,875)         26,469         712,742          139,279
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $      2,608    $     29,104    $    700,281     $    138,132
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                         SCUDDER
                                                         SCUDDER           VIT
                                                           VIT           EAFE(R)
                                                        EQUITY 500        EQUITY
                                                          INDEX           INDEX        CONTRAFUND(R)       GROWTH
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                       ------------    ------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $     75,183    $      8,159    $      9,168     $      7,544
     Expenses:
         Administrative, mortality and
             expense risk charge                             14,565             993          16,695           11,677
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                 60,618           7,166          (7,527)          (4,133)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -               -                -
     Proceeds from sales                                  5,691,822          18,450         509,309        1,644,545
     Cost of investments sold                             4,824,376          16,608         395,076        1,367,338
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments          867,446           1,842         114,233          277,207

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    910,695           1,748         495,952          315,875
     End of period                                          159,417          53,001         845,837          102,000
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                        (751,278)         51,253         349,885         (213,875)
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         116,168          53,095         464,118           63,332
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $    176,786    $     60,261    $    456,591     $     59,199
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                                           T. ROWE
                                                                                                            PRICE
                                                                                           MONEY           MID-CAP
                                                         BALANCED      HIGH INCOME         MARKET          GROWTH
                                                        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                       ------------    ------------     ------------     ------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $      3,487    $    112,805     $     79,904     $         -
     Expenses:
         Administrative, mortality and
             expense risk charge                                744           4,906           31,482          37,221
                                                       ------------    ------------     ------------     -----------
Net investment income (loss)                                  2,743         107,899           48,422         (37,221)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -                -               -
     Proceeds from sales                                     51,338         534,446       19,213,281       2,231,901
     Cost of investments sold                                50,096         457,888       19,213,281       1,826,290
                                                       ------------    ------------     ------------     -----------
Net realized capital gains (losses) on investments            1,242          76,558                -         405,611

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                      8,605         221,302                -         947,030
     End of period                                           11,992         166,578                -       2,062,198
                                                       ------------    ------------     ------------     -----------
Net change in unrealized appreciation/depreciation
     of investments                                           3,387         (54,724)               -       1,115,168
                                                       ------------    ------------     ------------     -----------

Net realized and unrealized capital gains (losses)
     on investments                                           4,629          21,834                -       1,520,779
                                                       ------------    ------------     ------------     -----------

Increase (decrease) in net assets from operations      $      7,372    $    129,733     $     48,422     $ 1,483,558
                                                       ============    ============     ============     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                          T. ROWE        T. ROWE         T. ROWE
                                                           PRICE          PRICE           PRICE
                                                          EQUITY        BLUE CHIP     INTERNATIONAL
                                                          INCOME          GROWTH          STOCK            GROWTH
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                       ------------    ------------   -------------     ------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $    251,054    $     37,904    $     38,446     $       287
     Expenses:
         Administrative, mortality and
             expense risk charge                             79,052          22,535           9,841           2,583
                                                       ------------    ------------    ------------     -----------
Net investment income (loss)                                172,002          15,369          28,605          (2,296)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                            374,748               -               -               -
     Proceeds from sales                                  1,755,099         841,742         798,311         755,784
     Cost of investments sold                             1,698,164         822,549         764,155         612,148
                                                       ------------    ------------    ------------     -----------
Net realized capital gains (losses) on investments          431,683          19,193          34,156         143,636

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                  1,555,687         447,817          17,482         173,669
     End of period                                        3,116,634         919,119         381,324          22,977
                                                       ------------    ------------    ------------     -----------
Net change in unrealized appreciation/depreciation
     of investments                                       1,560,947         471,302         363,842        (150,692)
                                                       ------------    ------------    ------------     -----------

Net realized and unrealized capital gains (losses)
     on investments                                       1,992,630         490,495         397,998          (7,056)
                                                       ------------    ------------    ------------     -----------

Increase (decrease) in net assets from operations      $  2,164,632    $    505,864    $    426,603     $    (9,352)
                                                       ============    ============    ============     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                          CAPITAL        WORLDWIDE        MID CAP       INTERNATIONAL
                                                       APPRECIATION       GROWTH          GROWTH           GROWTH
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                       ------------     ----------      ----------      -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $        683    $      5,113    $          -     $      3,697
     Expenses:
         Administrative, mortality and
             expense risk charge                              4,509           8,256           1,957            2,279
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                 (3,826)         (3,143)         (1,957)           1,418

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -               -                -
     Proceeds from sales                                  3,825,410       5,300,025       1,652,488           82,760
     Cost of investments sold                             3,383,826       4,715,213       1,426,328           64,180
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments          441,584         584,812         226,160           18,580

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    334,718         489,674         184,491           57,533
     End of period                                           36,957          (7,634)          2,187          102,287
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                        (297,761)       (497,308)       (182,304)          44,754
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         143,823          87,504          43,856           63,334
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $    139,997    $     84,361    $     41,899     $     64,752
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                                         AIM V.I. -
                                                                        AIM V.I. -                         SMALL
                                                        AIM V.I. -        HEALTH         AIM V.I. -       COMPANY
                                                         DYNAMICS        SCIENCES       TECHNOLOGY        GROWTH
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                       -------------   -------------   -------------    -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $          -    $          -    $          -     $          -
     Expenses:
         Administrative, mortality and
             expense risk charge                              7,667             171           1,796            2,963
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                 (7,667)           (171)         (1,796)          (2,963)

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -               -               -                -
     Proceeds from sales                                    887,427          29,538         204,086        2,624,744
     Cost of investments sold                               727,545          24,284         167,872        2,396,542
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments          159,882           5,254          36,214          228,202

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    343,460           5,402          79,998          280,008
     End of period                                          443,801           3,545          54,607            5,677
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                         100,341          (1,857)        (25,391)        (274,331)
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         260,223           3,397          10,823          (46,129)
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $    252,556    $      3,226    $      9,027     $    (49,092)
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                              AIM V.I. -
                                                        AIM V.I. -        INVESCO VIF -       FINANCIAL          SHORT-
                                                         GROWTH        TELECOMMUNICATIONS      SERVICES           TERM
                                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                       -------------   ------------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $          -       $          -       $         77     $    103,412
     Expenses:
         Administrative, mortality and
             expense risk charge                              3,469                767                 22           37,641
                                                       ------------       ------------       ------------     ------------
Net investment income (loss)                                 (3,469)              (767)                55           65,771

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -                  -                  -           18,258
     Proceeds from sales                                  2,629,329            505,163              4,782        2,041,109
     Cost of investments sold                             1,169,541            384,504              3,470        2,042,726
                                                       ------------       ------------       ------------     ------------
Net realized capital gains (losses) on investments        1,459,788            120,659              1,312           16,641

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    241,446            102,042              1,257             (994)
     End of period                                       (1,255,753)                (1)               636          (17,508)
                                                       ------------       ------------       ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                      (1,497,199)          (102,043)              (621)         (16,514)
                                                       ------------       ------------       ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         (37,411)            18,616                691              127
                                                       ------------       ------------       ------------     ------------

Increase (decrease) in net assets from operations      $    (40,880)      $     17,849       $        746     $     65,898
                                                       ============       ============       ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                        STOCKSPLUS                        EMERGING
                                                           TOTAL        GROWTH AND        U.S. MID         MARKETS
                                                          RETURN          INCOME         CAP VALUE         EQUITY
                                                        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                       ------------    ------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $    430,211    $     54,812    $          8     $         50
     Expenses:
         Administrative, mortality and
             expense risk charge                             98,874          12,387             226               35
                                                       ------------    ------------    ------------     ------------
Net investment income (loss)                                331,337          42,425            (218)              15

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                            322,702               -               -                -
     Proceeds from sales                                  4,902,559         872,894           2,153              576
     Cost of investments sold                             4,697,999         820,619           2,175              669
                                                       ------------    ------------    ------------     ------------
Net realized capital gains (losses) on investments          527,262          52,275             (22)             (93)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                    312,900         261,310               -                -
     End of period                                          362,204         477,976           3,912            1,074
                                                       ------------    ------------    ------------     ------------
Net change in unrealized appreciation/depreciation
     of investments                                          49,304         216,666           3,912            1,074
                                                       ------------    ------------    ------------     ------------

Net realized and unrealized capital gains (losses)
     on investments                                         576,566         268,941           3,890              981
                                                       ------------    ------------    ------------     ------------

Increase (decrease) in net assets from operations      $    907,903    $    311,366    $      3,672     $        996
                                                       ============    ============    ============     ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                                        FIRST EAGLE    THIRD AVENUE
                                                        ROYCE SMALL-    ROYCE MICRO-     OVERSEAS         VALUE
                                                            CAP             CAP        VARIABLE FUND    PORTFOLIO      REAL RETURN
                                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                       -------------   -------------   -------------   ------------    ------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $          -    $          -    $     39,759    $      1,672    $      1,469
     Expenses:
         Administrative, mortality and
             expense risk charge                              2,733          16,726           2,379             899             345
                                                       ------------    ------------    ------------    ------------    ------------
Net investment income (loss)                                 (2,733)        (16,726)         37,380             773           1,124

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions
     Proceeds from sales                                     31,546         353,131          41,714           3,200          11,059
     Cost of investments sold                                15,112       1,055,449         126,496         404,268         172,261
                                                             14,579         761,991         120,068         358,771         169,036
                                                       ------------    ------------    ------------    ------------    ------------
Net realized capital gains (losses) on investments           32,079         646,589          48,142          48,697          14,284

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                          -         284,587               -               -               -
     End of period                                           62,574         132,351         148,131          33,750          (3,832)
                                                       ------------    ------------    ------------    ------------    ------------
Net change in unrealized appreciation/depreciation
     of investments                                          62,574        (152,236)        148,131          33,750          (3,832)
                                                       ------------    ------------    ------------    ------------    ------------

Net realized and unrealized capital gains (losses)
     on investments                                          94,653         494,353         196,273          82,447          10,452
                                                       ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets from operations      $     91,920    $    477,627    $    233,653    $     83,220    $     11,576
                                                       ============    ============    ============    ============    ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                         T. ROWE
                                                          PRICE
                                                         LIMITED-
                                                           TERM
                                                           BOND
                                                        SUBACCOUNT
                                                       -------------
NET INVESTMENT INCOME (LOSS)
     Income:
         Dividends                                     $      8,124
     Expenses:
         Administrative, mortality and
             expense risk charge                              1,022
                                                       ------------
Net investment income (loss)                                  7,102

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                  -
     Proceeds from sales                                    119,927
     Cost of investments sold                               120,090
                                                       ------------
Net realized capital gains (losses) on investments             (163)

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                          -
     End of period                                           (3,142)
                                                       ------------
Net change in unrealized appreciation/depreciation
     of investments                                          (3,142)
                                                       ------------

Net realized and unrealized capital gains (losses)
     on investments                                          (3,305)
                                                       ------------
Increase (decrease) in net assets from operations      $      3,797
                                                       ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                          VANGUARD VIF BALANCED                VANGUARD VIF DIVERSIFIED VALUE
                                                                SUBACCOUNT                                SUBACCOUNT
                                                  ---------------------------------------      -----------------------------------
                                                         2004                  2003                  2004               2003
                                                  -----------------     -----------------      --------------     ----------------
OPERATIONS
      Net investment income (loss)                $          51,917     $          40,766      $       15,049     $          1,580
      Net realized capital gains (losses)
         on investments                                     157,381               (95,900)             76,079              (18,092)
      Net change in unrealized appreciation/
         depreciation of investments                        130,459               396,979             207,761               87,014
                                                  -----------------     -----------------      --------------     ----------------
Increase (decrease) in net assets
      from operations                                       339,757               341,845             298,889               70,502

CONTRACT TRANSACTIONS
      Net contract purchase payments                        337,131               835,232             183,975              117,599
      Transfer payments from (to) other
         subaccounts or general account                   2,053,770               299,226           1,293,057              352,259
      Contract terminations, withdrawals,
         and other deductions                               (54,660)              (39,799)            (33,873)              (6,677)
                                                  -----------------     -----------------      --------------     ----------------
Increase (decrease) in net assets
      from contract transactions                          2,336,241             1,094,659           1,443,159              463,181
                                                  -----------------     -----------------      --------------     ----------------
Net increase (decrease) in net assets                     2,675,998             1,436,504           1,742,048              533,683

NET ASSETS:
      Beginning of the period                             2,255,416               818,912             573,057               39,374
                                                  -----------------     -----------------      --------------     ----------------
      End of the period                           $       4,931,414     $       2,255,416      $    2,315,105     $        573,057
                                                  =================     =================      ==============     ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                         VANGUARD VIF EQUITY INCOME                 VANGUARD VIF EQUITY INDEX
                                                                SUBACCOUNT                               SUBACCOUNT
                                                  ----------------------------------       ---------------------------------------
                                                       2004                2003                   2004                  2003
                                                  --------------      --------------       -----------------      ----------------
OPERATIONS
      Net investment income (loss)                $        7,127      $        3,961       $         131,554      $        106,866
      Net realized capital gains (losses)
         on investments                                   41,422              (6,158)              1,035,536              (399,813)
      Net change in unrealized appreciation/
         depreciation of investments                      (6,412)             58,995               1,220,756             3,060,306
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from operations                                     42,137              56,798               2,387,846             2,767,359

CONTRACT TRANSACTIONS
      Net contract purchase payments                          69              65,831               4,727,412             3,127,074
      Transfer payments from (to) other
         subaccounts or general account                   61,730              37,252               4,529,751             6,266,726
      Contract terminations, withdrawals,
         and other deductions                             (8,959)             (6,057)               (499,006)             (307,154)
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from contract transactions                          52,840              97,026               8,758,157             9,086,646
                                                  --------------      --------------       -----------------      ----------------
Net increase (decrease) in net assets                     94,977             153,824              11,146,003            11,854,005

NET ASSETS:
      Beginning of the period                            300,871             147,047              14,922,060             3,068,055
                                                  --------------      --------------       -----------------      ----------------
      End of the period                           $      395,848      $      300,871       $      26,068,063      $     14,922,060
                                                  ==============      ==============       =================      ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                          VANGUARD VIF GROWTH                    VANGUARD VIF MID-CAP INDEX
                                                              SUBACCOUNT                                 SUBACCOUNT
                                                  ----------------------------------       ---------------------------------------
                                                       2004                2003                   2004                  2003
                                                  --------------      --------------       -----------------      ----------------
OPERATIONS
      Net investment income (loss)                $         (391)     $         (262)      $           1,737      $         (1,692)
      Net realized capital gains (losses)
         on investments                                   11,172             (11,754)                297,749               (35,367)
      Net change in unrealized appreciation/
         depreciation of investments                       3,827              46,301                 347,599               381,360
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from operations                                     14,608              34,285                 647,085               344,301

CONTRACT TRANSACTIONS
      Net contract purchase payments                        (125)             37,080                 459,285               263,937
      Transfer payments from (to) other
         subaccounts or general account                   58,925              23,787               1,067,585             1,149,242
      Contract terminations, withdrawals,
         and other deductions                             (5,615)             (3,650)                (58,778)              (22,984)
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from contract transactions                          53,185              57,217               1,468,092             1,390,195
                                                  --------------      --------------       -----------------      ----------------
Net increase (decrease) in net assets                     67,793              91,502               2,115,177             1,734,496

NET ASSETS:
      Beginning of the period                            163,956              72,454               2,099,341               364,845
                                                  --------------      --------------       -----------------      ----------------
      End of the period                           $      231,749      $      163,956       $       4,214,518      $      2,099,341
                                                  ==============      ==============       =================      ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                        VANGUARD VIF REIT INDEX                VANGUARD VIF SMALL COMPANY GROWTH
                                                              SUBACCOUNT                                  SUBACCOUNT
                                                  ----------------------------------       ---------------------------------------
                                                       2004                2003                  2004                   2003
                                                  --------------      --------------       -----------------      ----------------
OPERATIONS
      Net investment income (loss)                $        4,423      $        3,590       $         (28,126)     $        (11,152)
      Net realized capital gains (losses)
         on investments                                   23,621              (5,291)                652,813              (183,914)
      Net change in unrealized appreciation/
         depreciation of investments                      22,899              32,952                 344,746               926,035
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from operations                                     50,943              31,251                 969,433               730,969

CONTRACT TRANSACTIONS
      Net contract purchase payments                         (45)             32,291               1,209,634               520,921
      Transfer payments from (to) other
         subaccounts or general account                   58,082               8,446               2,351,915             1,418,491
      Contract terminations, withdrawals,
         and other deductions                             (5,224)             (3,309)                (92,280)              (84,921)
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from contract transactions                          52,813              37,428               3,469,269             1,854,491
                                                  --------------      --------------       -----------------      ----------------
Net increase (decrease) in net assets                    103,756              68,679               4,438,702             2,585,460

NET ASSETS:
      Beginning of the period                            157,961              89,282               3,696,190             1,110,730
                                                  --------------      --------------       -----------------      ----------------
      End of the period                           $      261,717      $      157,961       $       8,134,892      $      3,696,190
                                                  ==============      ==============       =================      ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                      VANGUARD VIF INTERNATIONAL                 VANGUARD VIF MONEY MARKET
                                                              SUBACCOUNT                                  SUBACCOUNT
                                                  ----------------------------------       ---------------------------------------
                                                       2004                2003                   2004                   2003
                                                  --------------      --------------       -----------------      ----------------
OPERATIONS
      Net investment income (loss)                $        2,216      $        1,918       $         149,399      $         30,817
      Net realized capital gains (losses)
         on investments                                   96,498             (52,280)                      -                     -
      Net change in unrealized appreciation/
         depreciation of investments                     324,171             232,226                       -                     -
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from operations                                    422,885             181,864                 149,399                30,817

CONTRACT TRANSACTIONS
      Net contract purchase payments                     408,529             190,969               9,740,887             3,467,805
      Transfer payments from (to) other
         subaccounts or general account                1,867,702             381,030               8,062,233            (2,666,844)
      Contract terminations, withdrawals,
         and other deductions                            (36,403)             (9,701)               (347,321)             (601,944)
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from contract transactions                       2,239,828             562,298              17,455,799               199,017
                                                  --------------      --------------       -----------------      ----------------
Net increase (decrease) in net assets                  2,662,713             744,162              17,605,198               229,834

NET ASSETS:
      Beginning of the period                            940,515             196,353               6,343,240             6,113,406
                                                  --------------      --------------       -----------------      ----------------
      End of the period                           $    3,603,228      $      940,515       $      23,948,438      $      6,343,240
                                                  ==============      ==============       =================      ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                        VANGUARD VIF TOTAL BOND                     VANGUARD VIF HIGH YIELD
                                                             MARKET INDEX                                   BOND
                                                              SUBACCOUNT                                  SUBACCOUNT
                                                  ----------------------------------       ---------------------------------------
                                                       2004                2003                   2004                  2003
                                                  --------------      --------------       -----------------      ----------------
OPERATIONS
      Net investment income (loss)                $       88,930      $       55,646       $          14,520      $          3,634
      Net realized capital gains (losses)
         on investments                                  (17,464)             10,192                  (2,295)                7,988
      Net change in unrealized appreciation/
         depreciation of investments                         360             (25,304)                    935                 6,556
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from operations                                     71,826              40,534                  13,160                18,178

CONTRACT TRANSACTIONS
      Net contract purchase payments                     211,267             216,476                   3,558                83,077
      Transfer payments from (to) other
         subaccounts or general account                  253,382             415,728                  38,553               (10,674)
      Contract terminations, withdrawals,
         and other deductions                            (33,590)            (61,380)                 (4,238)               (3,425)
                                                  --------------      --------------       -----------------      ----------------
Increase (decrease) in net assets
      from contract transactions                         431,059             570,824                  37,873                68,978
                                                  --------------      --------------       -----------------      ----------------
Net increase (decrease) in net assets                    502,885             611,358                  51,033                87,156

NET ASSETS:
      Beginning of the period                          1,692,333           1,080,975                 158,120                70,964
                                                  --------------      --------------       -----------------      ----------------
      End of the period                           $    2,195,218      $    1,692,333       $         209,153      $        158,120
                                                  ==============      ==============       =================      ================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                                              VANGUARD VIF
                                                       VANGUARD VIF SHORT-TERM                TOTAL STOCK
                                                           INVESTMENT-GRADE                   MARKET INDEX
                                                             SUBACCOUNT                        SUBACCOUNT
                                                  ----------------------------------       -----------------
                                                      2004                 2003                 2004(1)
                                                  --------------      --------------       -----------------
OPERATIONS
      Net investment income (loss)                $        6,483      $        2,478       $           2,635
      Net realized capital gains (losses)
         on investments                                   (1,535)                677                    (642)
      Net change in unrealized appreciation/
         depreciation of investments                      (2,340)               (544)                 27,111
                                                  --------------      --------------       -----------------
Increase (decrease) in net assets
      from operations                                      2,608               2,611                  29,104

CONTRACT TRANSACTIONS
      Net contract purchase payments                         240              36,471                       1
      Transfer payments from (to) other
         subaccounts or general account                   47,430              89,784                 343,563
      Contract terminations, withdrawals,
         and other deductions                             (5,578)             (2,487)                 (5,411)
                                                  --------------      --------------       -----------------
Increase (decrease) in net assets
      from contract transactions                          42,092             123,768                 338,153
                                                  --------------      --------------       -----------------
Net increase (decrease) in net assets                     44,700             126,379                 367,257

NET ASSETS:
      Beginning of the period                            178,194              51,815                       -
                                                  --------------      --------------       -----------------
      End of the period                           $      222,894      $      178,194       $         367,257
                                                  ==============      ==============       =================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                   VANGUARD VIF
                                                  CAPITAL GROWTH      SCUDDER VIT SMALL CAP INDEX
                                                    SUBACCOUNT                 SUBACCOUNT
                                                  --------------      ---------------------------
                                                      2004(1)             2004            2003
                                                  --------------      ------------     ----------
OPERATIONS
      Net investment income (loss)                $      (12,461)     $     (1,147)    $      605
      Net realized capital gains (losses)
         on investments                                   78,292            96,371        (25,649)
      Net change in unrealized appreciation/
         depreciation of investments                     634,450            42,908        157,205
                                                  --------------      ------------     ----------
Increase (decrease) in net assets
      from operations                                    700,281           138,132        132,161

CONTRACT TRANSACTIONS
      Net contract purchase payments                   1,192,660            89,399         16,599
      Transfer payments from (to) other
         subaccounts or general account                4,425,034           312,225        237,268
      Contract terminations, withdrawals,
         and other deductions                            (65,954)          (15,285)        (7,556)
                                                  --------------      ------------     ----------
Increase (decrease) in net assets
      from contract transactions                       5,551,740           386,339        246,311
                                                  --------------      ------------     ----------
Net increase (decrease) in net assets                  6,252,021           524,471        378,472

NET ASSETS:
      Beginning of the period                                  -           513,074        134,602
                                                  --------------      ------------     ----------
      End of the period                           $    6,252,021      $  1,037,545     $  513,074
                                                  ==============      ============     ==========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                       SCUDDER VIT EQUITY 500         SCUDDER VIT EAFE(R) EQUITY
                                                             INDEX                               INDEX
                                                           SUBACCOUNT                          SUBACCOUNT
                                                  --------------------------------    --------------------------
                                                       2004               2003            2004           2003
                                                  --------------      ------------    -----------     ----------
OPERATIONS
      Net investment income (loss)                $       60,618      $     24,346    $     7,166     $      228
      Net realized capital gains (losses)
         on investments                                  867,446        (1,384,354)         1,842         (3,238)
      Net change in unrealized appreciation/
         depreciation of investments                    (751,278)        2,557,575         51,253          4,886
                                                  --------------      ------------    -----------     ----------
Increase (decrease) in net assets
      from operations                                    176,786         1,197,567         60,261          1,876

CONTRACT TRANSACTIONS
      Net contract purchase payments                     825,187         2,978,204          4,328            317
      Transfer payments from (to) other
         subaccounts or general account               (3,989,513)       (4,661,190)       421,018         (1,236)
      Contract terminations, withdrawals,
         and other deductions                            (72,490)         (507,780)        (6,998)          (183)
                                                  --------------      ------------    -----------     ----------
Increase (decrease) in net assets
      from contract transactions                      (3,236,816)       (2,190,766)       418,348         (1,102)
                                                  --------------      ------------    -----------     ----------
Net increase (decrease) in net assets                 (3,060,030)         (993,199)       478,609            774

NET ASSETS:
      Beginning of the period                          5,461,066         6,454,265          7,698          6,924
                                                  --------------      ------------    -----------     ----------
      End of the period                           $    2,401,036      $  5,461,066    $   486,307     $    7,698
                                                  ==============      ============    ===========     ==========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                           CONTRAFUND(R)                         GROWTH
                                                            SUBACCOUNT                         SUBACCOUNT
                                                  --------------------------------     --------------------------
                                                       2004               2003            2004           2003
                                                  --------------      ------------     -----------    -----------
OPERATIONS
      Net investment income (loss)                $       (7,527)     $     (5,960)    $    (4,133)   $    (2,443)
      Net realized capital gains (losses)
         on investments                                  114,233           (27,662)        277,207       (142,600)
      Net change in unrealized appreciation/
         depreciation of investments                     349,885           576,826        (213,875)       498,881
                                                  --------------      ------------     -----------    -----------
Increase (decrease) in net assets
      from operations                                    456,591           543,204          59,199        353,838

CONTRACT TRANSACTIONS
      Net contract purchase payments                     442,670           903,745         525,911        655,884
      Transfer payments from (to) other
         subaccounts or general account                  392,789           293,896        (786,783)     1,038,993
      Contract terminations, withdrawals,
         and other deductions                            (51,157)          (32,440)        (55,887)      (269,553)
                                                  --------------      ------------     -----------    -----------
Increase (decrease) in net assets
      from contract transactions                         784,302         1,165,201        (316,759)     1,425,324
                                                  --------------      ------------     -----------    -----------
Net increase (decrease) in net assets                  1,240,893         1,708,405        (257,560)     1,779,162

NET ASSETS:
      Beginning of the period                          2,616,896           908,491       2,555,514        776,352
                                                  --------------      ------------     -----------    -----------
      End of the period                           $    3,857,789      $  2,616,896     $ 2,297,954    $ 2,555,514
                                                  ==============      ============     ===========    ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                              BALANCED                         HIGH INCOME
                                                             SUBACCOUNT                         SUBACCOUNT
                                                  --------------------------------     ---------------------------
                                                       2004               2003            2004             2003
                                                  --------------      ------------     -----------     -----------
OPERATIONS
      Net investment income (loss)                $        2,743      $      2,086     $   107,899     $    18,742
      Net realized capital gains (losses)
         on investments                                    1,242              (267)         76,558        (191,076)
      Net change in unrealized appreciation/
         depreciation of investments                       3,387            16,369         (54,724)        445,964
                                                  --------------      ------------     -----------     -----------
Increase (decrease) in net assets
      from operations                                      7,372            18,188         129,733         273,630

CONTRACT TRANSACTIONS
      Net contract purchase payments                        (529)           23,322         467,781          53,828
      Transfer payments from (to) other
         subaccounts or general account                    4,538            23,590        (389,313)        154,439
      Contract terminations, withdrawals,
         and other deductions                             (3,319)           (2,718)        (35,645)        (35,415)
                                                  --------------      ------------     -----------     -----------
Increase (decrease) in net assets
      from contract transactions                             690            44,194          42,823         172,852
                                                  --------------      ------------     -----------     -----------
Net increase (decrease) in net assets                      8,062            62,382         172,556         446,482

NET ASSETS:
      Beginning of the period                            149,118            86,736       1,348,366         901,884
                                                  --------------      ------------     -----------     -----------
      End of the period                           $      157,180      $    149,118     $ 1,520,922     $ 1,348,366
                                                  ==============      ============     ===========     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                             MONEY MARKET             T. ROWE PRICE MID-CAP GROWTH
                                                              SUBACCOUNT                       SUBACCOUNT
                                                  --------------      ------------    ------------     -----------
                                                       2004               2003           2004             2003
                                                  --------------      ------------    ------------     -----------
OPERATIONS
      Net investment income (loss)                $       48,422      $     75,846    $    (37,221)    $   (18,399)
      Net realized capital gains (losses)
         on investments                                        -                 -         405,611          54,830
      Net change in unrealized appreciation/
         depreciation of investments                           -                 -       1,115,168       1,278,961
                                                  --------------      ------------    ------------     -----------
Increase (decrease) in net assets
      from operations                                     48,422            75,846       1,483,558       1,315,392

CONTRACT TRANSACTIONS
      Net contract purchase payments                   4,697,681         8,923,094       1,618,184       1,287,143
      Transfer payments from (to) other
         subaccounts or general account              (15,317,963)       (1,364,195)      2,651,703         355,066
      Contract terminations, withdrawals,
         and other deductions                           (252,729)       (1,743,164)       (124,222)        (81,759)
                                                  --------------      ------------    ------------     -----------
Increase (decrease) in net assets
      from contract transactions                     (10,873,011)        5,815,735       4,145,665       1,560,450
                                                  --------------      ------------    ------------     -----------
Net increase (decrease) in net assets                (10,824,589)        5,891,581       5,629,223       2,875,842

NET ASSETS:
      Beginning of the period                         14,657,545         8,765,964       5,320,314       2,444,472
                                                  --------------      ------------    ------------     -----------
      End of the period                              $ 3,832,956      $ 14,657,545    $ 10,949,537     $ 5,320,314
                                                  ==============      ============    ============     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                                         T. ROWE PRICE BLUE CHIP
                                                     T. ROWE PRICE EQUITY INCOME                 GROWTH
                                                               SUBACCOUNT                       SUBACCOUNT
                                                  --------------------------------     ---------------------------
                                                       2004                2003            2004            2003
                                                  --------------      ------------     -----------     -----------
OPERATIONS
      Net investment income (loss)                $      172,002      $    115,713     $    15,369     $    (7,449)
      Net realized capital gains (losses)
         on investments                                  431,683          (173,314)         19,193        (289,465)
      Net change in unrealized appreciation/
         depreciation of investments                   1,560,947         2,399,131         471,302         956,987
                                                  --------------      ------------     -----------     -----------
Increase (decrease) in net assets
      from operations                                  2,164,632         2,341,530         505,864         660,073

CONTRACT TRANSACTIONS
      Net contract purchase payments                   2,411,992         3,099,121       1,437,900         961,295
      Transfer payments from (to) other
         subaccounts or general account                2,649,700           635,223       1,806,142        (434,200)
      Contract terminations, withdrawals,
         and other deductions                           (221,073)         (376,112)        (90,867)        (64,008)
                                                  --------------      ------------     -----------     -----------
Increase (decrease) in net assets
      from contract transactions                       4,840,619         3,358,232       3,153,175         463,087
                                                  --------------      ------------     -----------     -----------
Net increase (decrease) in net assets                  7,005,251         5,699,762       3,659,039       1,123,160

NET ASSETS:
      Beginning of the period                         11,857,076         6,157,314       3,288,530       2,165,370
                                                  --------------      ------------     -----------     -----------
      End of the period                           $   18,862,327      $ 11,857,076     $ 6,947,569     $ 3,288,530
                                                  ==============      ============     ===========     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                              T. ROWE PRICE INTERNATIONAL         GROWTH
                                                     STOCK SUBACCOUNT            SUBACCOUNT
                                              ---------------------------  ---------------------
                                                 2004             2003       2004        2003
                                              -----------       ---------  ---------   ---------
OPERATIONS
      Net investment income (loss)            $    28,605       $    330   $  (2,296)  $  (3,454)
      Net realized capital gains (losses)
         on investments                            34,156        (20,455)    143,636     (12,313)
      Net change in unrealized appreciation/
         depreciation of investments              363,842         35,101    (150,692)    236,455
                                              -----------       --------   ---------   ---------
Increase (decrease) in net assets
      from operations                             426,603         14,976      (9,352)    220,688

CONTRACT TRANSACTIONS
      Net contract purchase payments              601,525          2,660       1,781     420,009
      Transfer payments from (to) other
         subaccounts or general account         2,610,929          8,123    (739,409)     (3,853)
      Contract terminations, withdrawals,
         and other deductions                     (41,670)       (31,140)     (7,648)    (12,587)
                                              -----------       --------   ---------   ---------
Increase (decrease) in net assets
      from contract transactions                3,170,784        (20,357)   (745,276)    403,569
                                              -----------       --------   ---------   ---------
Net increase (decrease) in net assets           3,597,387         (5,381)   (754,628)    624,257

NET ASSETS:
      Beginning of the period                      70,979         76,360     930,866     306,609
                                              -----------       --------   ---------   ---------
      End of the period                       $ 3,668,366       $ 70,979   $ 176,238   $ 930,866
                                              ===========       ========   =========   =========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                CAPITAL APPRECIATION          WORLDWIDE GROWTH
                                                     SUBACCOUNT                  SUBACCOUNT
                                              -------------------------   -------------------------
                                                 2004          2003          2004          2003
                                              -----------   -----------   -----------   -----------
OPERATIONS
      Net investment income (loss)            $    (3,826)  $     3,636   $    (3,143)  $    23,442
      Net realized capital gains (losses)
         on investments                           441,584      (202,516)      584,812      (362,858)
      Net change in unrealized appreciation/
         depreciation of investments             (297,761)      782,482      (497,308)    1,185,697
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
      from operations                             139,997       583,602        84,361       846,281

CONTRACT TRANSACTIONS
      Net contract purchase payments              237,057     1,091,982       335,555     1,482,521
      Transfer payments from (to) other
         subaccounts or general account        (3,403,435)     (924,199)   (4,377,996)     (293,296)
      Contract terminations, withdrawals,
         and other deductions                     (20,158)      (73,249)      (34,792)     (167,015)
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
      from contract transactions               (3,186,536)       94,534    (4,077,233)    1,022,210
                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net assets          (3,046,539)      678,136    (3,992,872)    1,868,491

NET ASSETS:
      Beginning of the period                   3,384,285     2,706,149     4,495,388     2,626,897
                                              -----------   -----------   -----------   -----------
      End of the period                       $   337,746   $ 3,384,285   $   502,516   $ 4,495,388
                                              ===========   ===========   ===========   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                   MID CAP GROWTH         INTERNATIONAL GROWTH
                                                     SUBACCOUNT                SUBACCOUNT
                                              -------------------------   ---------------------
                                                 2004          2003         2004        2003
                                              -----------   -----------   ---------   ---------
OPERATIONS
      Net investment income (loss)            $    (1,957)  $    (4,203)  $   1,418   $   1,445
      Net realized capital gains (losses)
         on investments                           226,160       (91,112)     18,580     (12,940)
      Net change in unrealized appreciation/
         depreciation of investments             (182,304)      384,888      44,754      77,963
                                              -----------   -----------   ---------   ---------
Increase (decrease) in net assets
      from operations                              41,899       289,573      64,752      66,468

CONTRACT TRANSACTIONS
      Net contract purchase payments              166,622       356,552       4,715      37,221
      Transfer payments from (to) other
         subaccounts or general account        (1,509,989)      (13,552)    120,434      95,928
      Contract terminations, withdrawals,
         and other deductions                      (9,473)      (23,477)     (7,182)     (8,500)
                                              -----------   -----------   ---------   ---------
Increase (decrease) in net assets
      from contract transactions               (1,352,840)      319,523     117,967     124,649
                                              -----------   -----------   ---------   ---------
Net increase (decrease) in net assets          (1,310,941)      609,096     182,719     191,117

NET ASSETS:
      Beginning of the period                   1,330,474       721,378     307,621     116,504
                                              -----------   -----------   ---------   ---------
      End of the period                       $    19,533   $ 1,330,474   $ 490,340   $ 307,621
                                              ===========   ===========   =========   =========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                           AIM V.I. - HEALTH
                                                 AIM V.I. - DYNAMICS            SCIENCES
                                                      SUBACCOUNT               SUBACCOUNT
                                              -------------------------   -------------------
                                                  2004         2003         2004       2003
                                              -----------   -----------   --------   --------
OPERATIONS
      Net investment income (loss)            $    (7,667)  $    (5,583)  $   (171)  $   (204)
      Net realized capital gains (losses)
         on investments                           159,882       (71,751)     5,254     (2,554)
      Net change in unrealized appreciation/
         depreciation of investments              100,341       516,384     (1,857)    11,360
                                              -----------   -----------   --------   --------
Increase (decrease) in net assets
      from operations                             252,556       439,050      3,226      8,602

CONTRACT TRANSACTIONS
      Net contract purchase payments              647,656       583,202     27,003      3,419
      Transfer payments from (to) other
         subaccounts or general account          (623,258)      411,218    (11,007)     4,208
      Contract terminations, withdrawals,
         and other deductions                     (36,997)      (91,100)    (1,325)      (929)
                                              -----------   -----------   --------   --------
Increase (decrease) in net assets
      from contract transactions                  (12,599)      903,320     14,671      6,698
                                              -----------   -----------   --------   --------
Net increase (decrease) in net assets             239,957     1,342,370     17,897     15,300

NET ASSETS:
      Beginning of the period                   2,020,129       677,759     40,418     25,118
                                              -----------   -----------   --------   --------
      End of the period                       $ 2,260,086   $ 2,020,129   $ 58,315   $ 40,418
                                              ===========   ===========   ========   ========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                      AIM V.I. - SMALL COMPANY
                                              AIM V.I. - TECHNOLOGY            GROWTH
                                                   SUBACCOUNT                SUBACCOUNT
                                              ---------------------   -------------------------
                                                 2004       2003         2004          2003
                                              ---------   ---------   -----------   -----------
OPERATIONS
      Net investment income (loss)            $  (1,796)  $  (1,654)  $    (2,963)  $    (5,152)
      Net realized capital gains (losses)
         on investments                          36,214     (25,059)      228,202      (343,392)
      Net change in unrealized appreciation/
         depreciation of investments            (25,391)    137,692      (274,331)      670,309
                                              ---------   ---------   -----------   -----------
Increase (decrease) in net assets
      from operations                             9,027     110,979       (49,092)      321,765

CONTRACT TRANSACTIONS
      Net contract purchase payments             22,014     144,365       245,999       382,722
      Transfer payments from (to) other
         subaccounts or general account        (128,321)    (13,671)   (1,900,594)     (262,819)
      Contract terminations, withdrawals,
         and other deductions                    (6,455)     (5,547)      (15,000)     (112,704)
                                              ---------   ---------   -----------   -----------
Increase (decrease) in net assets
      from contract transactions               (112,762)    125,147    (1,669,595)        7,199
                                              ---------   ---------   -----------   -----------
Net increase (decrease) in net assets          (103,735)    236,126    (1,718,687)      328,964

NET ASSETS:
      Beginning of the period                   376,627     140,501     1,779,885     1,450,921
                                              ---------   ---------   -----------   -----------
      End of the period                       $ 272,892   $ 376,627   $    61,198   $ 1,779,885
                                              =========   =========   ===========   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                             INVESCO VIF -
                                                  AIM V.I. - GROWTH        TELECOMMUNICATIONS
                                                     SUBACCOUNT                SUBACCOUNT
                                              -------------------------   ---------------------
                                                  2004          2003        2004        2003
                                              -----------   -----------   ---------   ---------
OPERATIONS
      Net investment income (loss)            $    (3,469)  $    (7,555)  $    (767)  $  (2,337)
      Net realized capital gains (losses)
         on investments                         1,459,788      (459,069)    120,659      (8,391)
      Net change in unrealized appreciation/
         depreciation of investments           (1,497,199)      917,084    (102,043)    121,210
                                              -----------   -----------   ---------   ---------
Increase (decrease) in net assets
      from operations                             (40,880)      450,460      17,849     110,482

CONTRACT TRANSACTIONS
      Net contract purchase payments              255,165       689,811      19,132     251,094
      Transfer payments from (to) other
         subaccounts or general account        (2,441,484)     (312,273)   (498,517)        115
      Contract terminations, withdrawals,
         and other deductions                     (17,545)      (88,474)     (2,160)     (5,864)
                                              -----------   -----------   ---------   ---------
Increase (decrease) in net assets
      from contract transactions               (2,203,864)      289,064    (481,545)    245,345
                                              -----------   -----------   ---------   ---------
Net increase (decrease) in net assets          (2,244,744)      739,524    (463,696)    355,827

NET ASSETS:
      Beginning of the period                   2,311,105     1,571,581     463,696     107,869
                                              -----------   -----------   ---------   ---------
      End of the period                       $    66,361   $ 2,311,105   $       -   $ 463,696
                                              ===========   ===========   =========   =========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                              AIM V.I.-FINANCIAL
                                                    SERVICES              SHORT-TERM
                                                   SUBACCOUNT             SUBACCOUNT
                                              ------------------   -------------------------
                                                2004      2003        2004         2003
                                              --------   -------   -----------   -----------
OPERATIONS
      Net investment income (loss)            $     55   $     1   $    65,771   $    25,028
      Net realized capital gains (losses)
         on investments                          1,312      (421)       16,641         9,000
      Net change in unrealized appreciation/
         depreciation of investments              (621)    1,799       (16,514)       (4,899)
                                              --------   -------   -----------   -----------
Increase (decrease) in net assets
      from operations                              746     1,379        65,898        29,129

CONTRACT TRANSACTIONS
      Net contract purchase payments             3,247       254     3,655,045     1,315,842
      Transfer payments from (to) other
         subaccounts or general account          1,133      (649)    1,822,109       923,802
      Contract terminations, withdrawals,
         and other deductions                     (163)     (159)      (86,096)      (47,858)
                                              --------   -------   -----------   -----------
Increase (decrease) in net assets
      from contract transactions                 4,217      (554)    5,391,058     2,191,786
                                              --------   -------   -----------   -----------
Net increase (decrease) in net assets            4,963       825     5,456,956     2,220,915

NET ASSETS:
      Beginning of the period                    6,065     5,240     3,385,310     1,164,395
                                              --------   -------   -----------   -----------
      End of the period                       $ 11,028   $ 6,065   $ 8,842,266   $ 3,385,310
                                              ========   =======   ===========   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                              STOCKSPLUS GROWTH AND
                                                     TOTAL RETURN                     INCOME
                                                      SUBACCOUNT                    SUBACCOUNT
                                              ---------------------------   -------------------------
                                                  2004           2003           2004         2003
                                              ------------   ------------   -----------   -----------
OPERATIONS
      Net investment income (loss)            $    331,337   $    505,770   $    42,425   $    33,136
      Net realized capital gains (losses)
         on investments                            527,262        383,139        52,275       (12,804)
      Net change in unrealized appreciation/
         depreciation of investments                49,304           (572)      216,666       437,662
                                              ------------   ------------   -----------   -----------
Increase (decrease) in net assets
      from operations                              907,903        888,337       311,366       457,994

CONTRACT TRANSACTIONS
      Net contract purchase payments             5,090,451      7,622,461     1,298,586       758,184
      Transfer payments from (to) other
         subaccounts or general account         (1,583,317)    (3,683,490)     (600,486)      205,762
      Contract terminations, withdrawals,
         and other deductions                     (542,039)    (1,388,144)      (52,474)      (30,859)
                                              ------------   ------------   -----------   -----------
Increase (decrease) in net assets
      from contract transactions                 2,965,095      2,550,827       645,626       933,087
                                              ------------   ------------   -----------   -----------
Net increase (decrease) in net assets            3,872,998      3,439,164       956,992     1,391,081

NET ASSETS:
      Beginning of the period                   18,783,139     15,343,975     2,177,894       786,813
                                              ------------   ------------   -----------   -----------
      End of the period                       $ 22,656,137   $ 18,783,139   $ 3,134,886   $ 2,177,894
                                              ============   ============   ===========   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                              U.S. MID CAP      EMERGING
                                                 VALUE       MARKETS EQUITY
                                               SUBACCOUNT      SUBACCOUNT
                                              ------------   --------------
                                                 2004(1)         2004(1)
                                              ------------   --------------
OPERATIONS
      Net investment income (loss)            $       (218)  $           15
      Net realized capital gains (losses)
         on investments                                (22)             (93)
      Net change in unrealized appreciation/
         depreciation of investments                 3,912            1,074
                                              ------------   --------------
Increase (decrease) in net assets
      from operations                                3,672              996

CONTRACT TRANSACTIONS
      Net contract purchase payments                    (1)             (52)
      Transfer payments from (to) other
         subaccounts or general account             36,460            9,066
      Contract terminations, withdrawals,
         and other deductions                         (622)            (177)
                                              ------------   --------------
Increase (decrease) in net assets
      from contract transactions                    35,837            8,837
                                              ------------   --------------
Net increase (decrease) in net assets               39,509            9,833

NET ASSETS:
      Beginning of the period                            -                -
                                              ------------   --------------
      End of the period                       $     39,509   $        9,833
                                              ============   ==============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                ROYAL
                                              SMALL-CAP        ROYCE MICRO-CAP
                                              SUBACCOUNT         SUBACCOUNT
                                              ----------  --------------------------
                                               2004(1)       2004          2003
                                              ---------   -----------   -----------
OPERATIONS
      Net investment income (loss)            $  (2,733)  $   (16,726)  $    (3,254)
      Net realized capital gains (losses)
         on investments                          32,079       646,589        96,763
      Net change in unrealized appreciation/
         depreciation of investments             62,574      (152,236)      284,587
                                              ---------   -----------   -----------
Increase (decrease) in net assets
      from operations                            91,920       477,627       378,096

CONTRACT TRANSACTIONS
      Net contract purchase payments                 91     1,267,305       786,647
      Transfer payments from (to) other
         subaccounts or general account         573,142       737,673     1,838,033
      Contract terminations, withdrawals,
         and other deductions                   (10,095)      (63,968)      (16,854)
                                              ---------   -----------   -----------
Increase (decrease) in net assets
      from contract transactions                563,138     1,941,010     2,607,826
                                              ---------   -----------   -----------
Net increase (decrease) in net assets           655,058     2,418,637     2,985,922

NET ASSETS:
      Beginning of the period                         -     2,985,922             -
                                              ---------   -----------   -----------
      End of the period                       $ 655,058   $ 5,404,559   $ 2,985,922
                                              =========   ===========   ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                               FIRST EAGLE
                                                OVERSEAS      THIRD AVENUE
                                              VARIABLE FUND  VALUE PORTFOLIO
                                                SUBACCOUNT     SUBACCOUNT
                                              -------------  ---------------
                                                 2004(1)         2004(1)
                                              -------------  ---------------
OPERATIONS
      Net investment income (loss)            $     37,380   $          773
      Net realized capital gains (losses)
         on investments                             48,142           48,697
      Net change in unrealized appreciation/
         depreciation of investments               148,131           33,750
                                              ------------   --------------
Increase (decrease) in net assets
      from operations                              233,653           83,220

CONTRACT TRANSACTIONS
      Net contract purchase payments               493,294           96,919
      Transfer payments from (to) other
         subaccounts or general account          1,950,277          444,909
      Contract terminations, withdrawals,
         and other deductions                      (14,319)          (3,692)
                                              ------------   --------------
Increase (decrease) in net assets
      from contract transactions                 2,429,252          538,136
                                              ------------   --------------
Net increase (decrease) in net assets            2,662,905          621,356

NET ASSETS:
      Beginning of the period                            -                -
                                              ------------   --------------
      End of the period                       $  2,662,905   $      621,356
                                              ============   ==============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                           T. ROWE PRICE
                                                            LIMITED-TERM
                                              REAL RETURN      BOND
                                              SUBACCOUNT    SUBACCOUNT
                                              -----------  -------------
                                                2004(1)       2004(1)
                                              -----------  -------------
OPERATIONS
      Net investment income (loss)            $    1,124   $      7,102
      Net realized capital gains (losses)
         on investments                           14,284           (163)
      Net change in unrealized appreciation/
         depreciation of investments              (3,832)        (3,142)
                                              ----------   ------------
Increase (decrease) in net assets
      from operations                             11,576          3,797

CONTRACT TRANSACTIONS
      Net contract purchase payments              26,527         79,923
      Transfer payments from (to) other
         subaccounts or general account          240,206        406,193
      Contract terminations, withdrawals,
         and other deductions                     (1,212)        (3,764)
                                              ----------   ------------
Increase (decrease) in net assets
      from contract transactions                 265,521        482,352
                                              ----------   ------------
Net increase (decrease) in net assets            277,097        486,149

NET ASSETS:
      Beginning of the period                          -              -
                                              ----------   ------------
      End of the period                       $  277,097   $    486,149
                                              ==========   ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:
Vanguard Variable Insurance Fund
     Vanguard VIF Balanced Portfolio
     Vanguard VIF Diversified Value Portfolio
     Vanguard VIF Equity Income Portfolio
     Vanguard VIF Equity Index Portfolio
     Vanguard VIF Growth Portfolio
     Vanguard VIF Mid-Cap Index Portfolio
     Vanguard VIF REIT Index Portfolio
     Vanguard VIF Small Company Growth Portfolio
     Vanguard VIF International Portfolio
     Vanguard VIF Money Market Portfolio
     Vanguard VIF Total Bond Market Index Portfolio
     Vanguard VIF High Yield Bond Portfolio
     Vanguard VIF Short-Term Investment-Grade Portfolio
     Vanguard VIF Total Stock Market Index Portfolio
     Vanguard VIF Capital Growth Portfolio
Scudder Investment VIT Funds
     Scudder VIT Small Cap Index Fund
     Scudder VIT Equity 500 Index Fund
     Scudder EAFE(R) Equity Index Fund
Fidelity Variable Insurance Products Funds
     Growth Opportunities Portfolio
     Contrafund(R) Portfolio
     Growth Portfolio
     Balanced Portfolio
     High Income Portfolio
     Money Market Portfolio
T. Rowe Price Equity Series, Inc.
     T. Rowe Price Mid-Cap Growth Portfolio
     T. Rowe Price Equity Income Portfolio
     T. Rowe Price New America Growth Portfolio
     T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio
Janus Aspen Series
     Growth Portfolio
     Capital Appreciation Portfolio
     Worldwide Growth Portfolio
     Flexible Income Portfolio
     Mid Cap Growth (formerly Aggressive Growth Portfolio)
     International Growth Portfolio
AIM Variable Insurance Funds
     AIM V.I. - Dynamics Fund
     AIM V.I. - Health Sciences Fund
     AIM V.I. - Technology Fund
     AIM V.I. - Small Company Growth Fund
     AIM V.I. - Growth Fund
     INVESCO VIF - Telecommunications
     AIM V.I. - Financial Services Fund
PIMCO Variable Insurance Trust
     Short-Term Portfolio (Institutional Class)
     Total Return Portfolio (Institutional Class)
     StocksPLUS Growth and Income Portfolio (Institutional Class)
     All Asset Portfolio (Administrative Class)
     Real Return Portfolio (Institutional Class)
The Universal Institutional Funds, Inc.
     U.S. Mid Cap Value Portfolio
     Emerging Markets Equity Portfolio
     Emerging Markets Debt Portfolio
Royce Capital Fund
     Royce Small-Cap Portfolio
     Royce Micro-Cap Portfolio

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

First Eagle Variable Funds, Inc
     First Eagle Overseas Variable Fund
Third Avenue Variable Series Trust
     Third Avenue Value Portfolio

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2004:

           PORTFOLIO                                         FORMERLY
           ---------                                         --------
AIM V.I. - Dynamics Fund                      INVESCO VIF - Dynamics Fund
AIM V.I. - Financial Services Fund            INVESCO VIF - Financial Services Fund
AIM V.I. - Health Sciences Fund               INVESCO VIF - Health Sciences Fund
AIM V.I. - Small Company Growth Fund          INVESCO VIF - Small Company Growth Fund
AIM V.I. - Technology Fund                    INVESCO VIF - Technology Fund
AIM V.I. - Growth Fund                        INVESCO VIF - Growth Fund

Vanguard VIF Short-Term Corporate Portfolio   Vanguard VIF Short-Term Investment-Grade Portfolio

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2004.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

2. INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

                                                                     PURCHASES       SALES
                                                                    ----------    -----------
Vanguard Variable Insurance Fund
     Vanguard VIF Balanced Portfolio                                $ 3,414,960   $   869,430
     Vanguard VIF Diversified Value Portfolio                         1,732,747       198,462
     Vanguard VIF Equity Income Portfolio                               214,739       113,347
     Vanguard VIF Equity Index Portfolio                             13,155,763     3,230,629
     Vanguard VIF Growth Portfolio                                      148,121        84,154
     Vanguard VIF Mid-Cap Index Portfolio                             2,572,865       805,281
     Vanguard VIF REIT Index Portfolio                                  138,540        57,684
     Vanguard VIF Small Company Growth Portfolio                      5,375,767     1,281,824
     Vanguard VIF International Portfolio                             2,576,840       238,287
     Vanguard VIF Money Market Portfolio                             28,984,989    11,379,773
     Vanguard VIF Total Bond Market Index Portfolio                   1,159,189       656,672
     Vanguard VIF High Yield Bond Portfolio                             308,012       257,911
     Vanguard VIF Short-Term Investment-Grade Portfolio                 133,682        86,640
     Vanguard VIF Total Stock Market Index Portfolio                    358,075        17,929
     Vanguard VIF Capital Growth Portfolio                            6,625,295     1,007,722
Scudder Investment VIT Funds
     Scudder VIT Small Cap Index Fund                                   663,856       182,291
     Scudder VIT Equity 500 Index Fund                                2,515,747     4,824,376
     Scudder EAFE(R) Equity Index Fund                                  443,965        16,608
Fidelity Variable Insurance Products Funds
     Contrafund(R) Portfolio                                          1,286,096       395,076
     Growth Portfolio                                                 1,323,638     1,367,338
     Balanced Portfolio                                                  54,772        50,096
     High Income Portfolio                                              685,146       457,888
     Money Market Portfolio                                           8,388,758    19,213,281
T. Rowe Price Equity Series, Inc.
     T. Rowe Price Mid-Cap Growth Portfolio                           6,340,289     1,826,290
     T. Rowe Price Equity Income Portfolio                            7,142,238     1,698,164
     T. Rowe Price Blue Chip Growth Portfolio                         4,010,288       822,549
T. Rowe Price Fixed Income Series, Inc.
     T. Rowe Price Limited-Term Bond Portfolio                          609,351       120,090
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio                      3,997,687       764,155

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

2. INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2004 were as follows:

Janus Aspen Series
     Growth Portfolio                                                     8,213       612,148
     Capital Appreciation Portfolio                                     635,032     3,383,826
     Worldwide Growth Portfolio                                       1,219,646     4,715,213
     Mid Cap Growth (formerly Aggressive Growth Portfolio)              297,711     1,426,328
     International Growth Portfolio                                     202,140        64,180
AIM Variable Insurance Funds
     AIM V.I. - Dynamics Fund                                           867,153       727,545
     AIM V.I. - Health Sciences Fund                                     44,031        24,284
     AIM V.I. - Technology Fund                                          89,536       167,872
     AIM V.I. - Small Company Growth Fund                               952,190     2,396,542
     AIM V.I. - Growth Fund                                             421,999     1,169,541
     INVESCO VIF - Telecommunications                                    22,851       384,504
     AIM V.I. - Financial Services Fund                                   9,053         3,470
PIMCO Variable Insurance Trust
     Short-Term Portfolio (Institutional Class)                       7,516,141     2,042,726
     Total Return Portfolio (Institutional Class)                     8,521,306     4,697,999
     StocksPLUS Growth and Income Portfolio (Institutional Class)     1,560,920       820,619
     Real Return Portfolio (Institutional Class)                        449,958       169,036
The Universal Institutional Funds, Inc.
     U.S. Mid Cap Value Portfolio                                        37,772         2,175
     Emerging Markets Equity Portfolio                                    9,428           669
Royce Capital Fund
     Royce Small-Cap Portfolio                                          607,064        14,579
     Royce Micro-Cap Portfolio                                        3,332,855       761,991
First Eagle Variable Funds, Inc
     First Eagle Overseas Variable Fund                               2,634,337       120,068
Third Avenue Variable Series Trust
     Third Avenue Value Portfolio                                       946,292       358,771

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                        VANGUARD VIF
                        VANGUARD VIF    DIVERSIFIED     VANGUARD VIF    VANGUARD VIF    VANGUARD VIF
                          BALANCED         VALUE        EQUITY INCOME   EQUITY INDEX       GROWTH
                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        ------------    ------------    -------------   ------------    ------------
Units outstanding at
  January 1, 2003            831,943          45,050          168,020      3,658,401          99,646
   Units purchased         1,902,319         500,048          276,270     13,850,463         178,777
   Units redeemed and
    transferred             (831,943)        (45,050)        (168,020)    (3,658,401)        (99,646)
                        ----------------------------------------------------------------------------
Units outstanding at
  December 31, 2003        1,902,319         500,048          276,270     13,850,463         178,777
   Units purchased         3,737,477       1,676,997          320,768     21,836,700         235,613
   Units redeemed and
    transferred           (1,902,319)       (500,048)        (276,270)   (13,850,463)       (178,777)
                        ----------------------------------------------------------------------------
Units outstanding at
  December 31, 2004        3,737,477       1,676,997          320,768     21,836,700         235,613
                        ============================================================================

                                                                          VANGUARD VIF
                                VANGUARD VIF MID-      VANGUARD VIF       SMALL COMPANY       VANGUARD VIF         VANGUARD VIF
                                    CAP INDEX           REIT INDEX           GROWTH           INTERNATIONAL        MONEY MARKET
                                   SUBACCOUNT           SUBACCOUNT         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                -----------------   -----------------   -----------------   -----------------   -----------------
Units outstanding at
          January 1, 2003                 372,853              81,471           1,231,552             215,236           5,970,187
           Units purchased              1,600,380             106,392           2,905,132             764,376           6,132,728
           Units redeemed and
            transferred                  (372,853)            (81,471)         (1,231,552)           (215,236)         (5,970,187)
                                -------------------------------------------------------------------------------------------------
Units outstanding at
          December 31, 2003             1,600,380             106,392           2,905,132             764,376           6,132,728
           Units purchased              2,670,338             135,064           5,545,480           2,452,212          22,862,515
           Units redeemed and
            transferred                (1,600,380)           (106,392)         (2,905,132)           (764,376)         (6,132,728)
                                -------------------------------------------------------------------------------------------------
Units outstanding at
          December 31, 2004             2,670,338             135,064           5,545,480           2,452,212          22,862,515
                                =================================================================================================

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                             VANGUARD VIF
                                            VANGUARD VIF      SHORT-TERM       VANGUARD VIF
                       VANGUARD VIF TOTAL    HIGH YIELD       INVESTMENT-      TOTAL STOCK      VANGUARD VIF
                       BOND MARKET INDEX        BOND             GRADE         MARKET INDEX    CAPITAL GROWTH
                           SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                       ------------------   -------------    ------------     -------------    --------------
Units outstanding at
 January 1, 2003                1,005,981          66,958           48,910                0                 0
  Units purchased               1,514,057         127,657          162,438                0                 0
  Units redeemed and
   transferred                 (1,005,981)        (66,958)         (48,910)               0                 0
                       --------------------------------------------------------------------------------------
Units outstanding at
 December 31, 2003              1,514,057         127,656          162,438                0                 0
  Units purchased               1,884,728         155,594          199,073          262,977         4,085,378
  Units redeemed and
   transferred                 (1,514,057)       (127,656)        (162,438)              (0)               (0)
                       --------------------------------------------------------------------------------------
Units outstanding at
 December 31, 2004              1,884,728         155,594          199,073          262,977         4,085,378
                       ======================================================================================

                                                 SCUDDER VIT         SCUDDER VIT
                         SCUDDER VIT SMALL        EQUITY 500       EAFE(R) EQUITY
                            CAP INDEX              INDEX                INDEX           CONTRAFUND(R)
                            SUBACCOUNT           SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                        ------------------    ----------------    ----------------    ----------------
Units outstanding at
 January 1, 2003                   168,572          10,210,329              13,655           1,191,538
   Units purchased                 438,839           6,741,017              11,384           2,671,766
   Units redeemed and
     transferred                  (168,572)        (10,210,329)            (13,655)         (1,191,538)
                        ------------------------------------------------------------------------------
Units outstanding at
 December 31, 2003                 438,839           6,741,017              11,384           2,671,766
   Units purchased                 753,609           2,679,922             604,043           3,410,818
   Units redeemed and
     transferred                  (438,839)         (6,741,016)            (11,384)         (2,671,766)
                        ------------------------------------------------------------------------------
Units outstanding at
 December 31, 2004                 753,609           2,679,922             604,043           3,410,818
                        ==============================================================================

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                                                       T. ROWE PRICE
                          GROWTH        BALANCED     HIGH INCOME     MONEY MARKET     MID-CAP GROWTH
                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                        ----------     ----------    -----------     -------------    --------------
Units outstanding at
 January 1, 2003         1,489,490         98,862      1,259,407         7,786,839         2,871,555
  Units purchased        3,690,593        144,375      1,479,525        12,891,580         4,516,223
  Units redeemed and
   transferred          (1,489,490)       (98,862)    (1,259,407)       (7,786,839)       (2,871,556)
                        ----------------------------------------------------------------------------
Units outstanding at
 December 31, 2003       3,690,594        144,375      1,479,525        12,891,580         4,516,223
  Units purchased        3,210,164        144,287      1,522,766         3,330,871         7,854,040
  Units redeemed and
   transferred          (3,690,594)      (144,375)    (1,479,525)      (12,891,580)       (4,516,223)
                        ----------------------------------------------------------------------------
Units outstanding at
 December 31, 2004       3,210,164        144,287      1,522,766         3,330,871         7,854,040
                        ============================================================================

                                                 T. ROWE PRICE      T. ROWE PRICE
                       T. ROWE PRICE EQUITY        BLUE CHIP        INTERNATIONAL
                              INCOME                GROWTH              STOCK               GROWTH
                            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                       --------------------    ----------------    ----------------    ----------------
Units outstanding at
 January 1, 2003                  6,109,538           3,282,286             142,771           1,489,490
  Units purchased                 9,374,598           3,871,619             101,674           1,458,660
  Units redeemed and
   transferred                   (6,109,538)         (3,282,286)           (142,771)         (1,489,491)
                       --------------------------------------------------------------------------------
Units outstanding at
 December 31, 2003                9,374,598           3,871,619             101,674           1,458,659
  Units purchased                12,977,034           7,525,798           4,618,660             264,228
  Units redeemed and
   transferred                   (9,374,598)         (3,871,619)           (101,674)         (1,458,659)
                       --------------------------------------------------------------------------------
Units outstanding at
 December 31, 2004               12,977,034           7,525,798           4,618,660             264,228
                       ================================================================================

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                   WORLDWIDE                       INTERNATIONAL
                            CAPITAL APPRECIATION     GROWTH      MID CAP GROWTH        GROWTH
                                 SUBACCOUNT        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                            --------------------   ----------    --------------    -------------
Units outstanding at
 January 1, 2003                       4,833,893    5,211,240         1,737,005          211,463
  Units purchased                      5,015,397    7,192,426         2,371,273          413,859
  Units redeemed and
   transferred                        (4,833,893)  (5,211,240)       (1,737,006)        (211,463)
                            --------------------------------------------------------------------
Units outstanding at
 December 31, 2003                     5,015,397    7,192,426         2,371,273          413,859
  Units purchased                        423,355      767,325            28,831          554,583
  Units redeemed and
   transferred                        (5,015,397)  (7,192,426)       (2,371,272)        (413,859)
                            --------------------------------------------------------------------
Units outstanding at
 December 31, 2004                       423,355      767,325            28,831          554,583
                            ====================================================================

                                                                                       AIM V.I. -
                                                   AIM V.I. -        AIM V.I. -       SMALL COMPANY      AIM V.I. -
                          AIM V.I. - DYNAMICS   HEALTH SCIENCES      TECHNOLOGY          GROWTH            GROWTH
                               SUBACCOUNT          SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                          -------------------   ---------------    --------------    --------------    --------------
Units outstanding at
 January 1, 2003                    1,463,501            30,118           611,151         2,872,649         5,925,395
  Units purchased                   3,165,042            37,927         1,127,577         2,640,975         6,709,280
  Units redeemed and
   transferred                     (1,463,501)          (30,119)         (611,151)       (2,872,649)       (5,925,395)
                          -------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 2003                  3,165,042            37,926         1,127,577         2,640,974         6,709,280
  Units purchased                   3,124,242            50,869           780,843            79,727           178,350
  Units redeemed and
   transferred                     (3,165,042)          (37,926)       (1,127,577)       (2,640,974)       (6,709,280)
                          -------------------------------------------------------------------------------------------
Units outstanding at
 December 31, 2004                  3,124,242            50,869           780,843            79,727           178,350
                          ===========================================================================================

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                 AIM V.I. -                                   STOCKSPLUS
                              INVESCO VIF -      FINANCIAL                                    GROWTH AND
                           TELECOMMUNICATIONS     SERVICES      SHORT-TERM    TOTAL RETURN      INCOME
                               SUBACCOUNT        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                           ------------------    -----------    -----------   ------------    -----------
Units outstanding at
 January 1, 2003                      626,475          5,115      1,011,544     11,851,933      1,205,003
  Units purchased                   2,005,127          4,569      2,877,564     13,791,074      2,557,105
  Units redeemed and
   transferred                       (626,475)        (5,115)    (1,011,543)   (11,851,933)    (1,205,004)
                           ------------------------------------------------------------------------------
Units outstanding at
 December 31, 2003                  2,005,127          4,569      2,877,565     13,791,074      2,557,105
  Units purchased                           -          7,644      7,408,605     15,835,258      3,316,220
  Units redeemed and
   transferred                     (2,005,127)        (4,569)    (2,877,565)   (13,791,073)    (2,557,105)
                           ------------------------------------------------------------------------------
Units outstanding at
 December 31, 2004                          0          7,644      7,408,605     15,835,258      3,316,220
                           ==============================================================================

                                               EMERGING                        ROYCE MICRO-
                       U.S.MID CAP VALUE    MARKETS EQUITY   ROYCE SMALL-CAP        CAP
                           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                       -----------------    --------------   ---------------   ------------
Units outstanding at
 January 1, 2003                       0                 0                 0              0
  Units purchased                      0                 0                 0      2,542,649
  Units redeemed and
   transferred                         0                 0                 0              0
                       --------------------------------------------------------------------
Units outstanding at
 December 31, 2003                     0                 0                 0      2,542,650
  Units purchased                 35,045             6,864           489,342      4,042,509
  Units redeemed and
    transferred                        0                 0                 0     (2,542,650)
                       --------------------------------------------------------------------
Units outstanding at
 December 31, 2004                35,045             6,864           489,342      4,042,509
                       ====================================================================

                          WRL SERIES LIFE CORPORATE ACCOUNT
                      VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                                                  T. ROWE PRICE
                       FIRST EAGLE OVERSEAS      THIRD AVENUE                     LIMITED-TERM
                          VARIABLE FUND        VALUE PORTFOLIO    REAL RETURN         BOND
                            SUBACCOUNT            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                       --------------------    ---------------    -----------     -------------
Units outstanding at
 January 1, 2003                          0                  0              0                 0
  Units purchased                         0                  0              0                 0
  Units redeemed and
   transferred                            0                  0              0                 0
                       ------------------------------------------------------------------------
Units outstanding at
 December 31, 2003                        0                  0              0                 0
  Units purchased                 2,089,513            518,249        259,654           478,185
  Units redeemed and
   transferred                            0                  0              0                 0
                       ------------------------------------------------------------------------
Units outstanding at
 December 31, 2004                2,089,513            518,249        259,654           478,185
                       ========================================================================

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                                               INVESTMENT
                                       YEAR                        UNIT FAIR        NET          INCOME       EXPENSE      TOTAL
           SUBACCOUNT                 ENDED            UNITS         VALUE        ASSETS         RATIO*        RATIO**   RETURN***
---------------------------------   ----------       ----------    ---------    -----------    ----------     --------   ---------
Vanguard VIF Balanced
                                    12/31/2004        3,737,477    $ 1.32       $ 4,931,414       2.18 %        0.70 %      11.29 %
                                    12/31/2003        1,902,319      1.19         2,255,416       2.99          0.70        20.45
                                    12/31/2002          831,943      0.98           818,912       2.37          0.70        (6.73)
Vanguard VIF Diversified Value
                                    12/31/2004        1,676,997      1.38         2,315,105       1.44          0.70        20.46
                                    12/31/2003          500,048      1.15           573,057       1.00          0.70        31.12
                                    12/31/2002           45,050      0.87            39,374       1.43          0.70       (14.24)
Vanguard VIF Equity Income
                                    12/31/2004          320,768      1.23           395,848       2.60          0.70        13.32
                                    12/31/2003          276,270      1.09           300,871       2.36          0.70        24.44
                                    12/31/2002          168,020      0.88           147,047       2.67          0.70       (13.77)
Vanguard VIF Equity Index
                                    12/31/2004       21,836,700      1.19        26,068,063       1.09          0.70        10.80
                                    12/31/2003       13,850,463      1.08        14,922,060       1.42          0.70        28.47
                                    12/31/2002        3,658,401      0.84         3,068,055       0.43          0.70       (22.11)
Vanguard VIF Growth
                                    12/31/2004          235,613      0.98           231,749       0.41          0.70         7.25
                                    12/31/2003          178,777      0.92           163,956       0.38          0.70        26.13
                                    12/31/2002           99,646      0.73            72,454       0.43          0.70       (35.89)
Vanguard VIF Mid-Cap Index
                                    12/31/2004        2,670,338      1.58         4,214,518       0.69          0.70        20.32
                                    12/31/2003        1,600,380      1.31         2,099,341       0.43          0.70        34.06
                                    12/31/2002          372,853      0.98           364,845       0.38          0.70       (14.65)
Vanguard VIF REIT Index
                                    12/31/2004          135,064      1.94           261,717       2.74          0.70        30.51
                                    12/31/2003          106,392      1.48           157,961       3.56          0.70        35.48
                                    12/31/2002           81,471      1.10            89,282       2.81          0.70         3.53
Vanguard VIF Small Company Growth
                                    12/31/2004        5,545,480      1.47         8,134,892       0.06          0.70        15.30
                                    12/31/2003        2,905,132      1.27         3,696,190       0.02          0.70        41.07
                                    12/31/2002        1,231,552      0.90         1,110,730       0.56          0.60       (24.03)
                                    12/31/2001          211,638      1.19           251,243       0.00          0.70        18.71
Vanguard VIF International
                                    12/31/2004        2,452,212      1.47         3,603,228       0.67          0.70        19.42
                                    12/31/2003          764,376      1.23           940,515       0.94          0.70        34.88
                                    12/31/2002          215,236      0.91           196,353       1.54          0.70       (17.25)
Vanguard VIF Money Market
                                    12/31/2004       22,862,515      1.05        23,948,438       1.35          0.70         1.27
                                    12/31/2003        6,132,728      1.03         6,343,240       1.03          0.70         1.01
                                    12/31/2002        5,970,187      1.02         6,113,406       1.66          0.70         1.73
                                    12/31/2001        1,007,005      1.01         1,013,661       0.02          0.70         0.66
Vanguard VIF Total Bond Market
 Index
                                    12/31/2004        1,884,728      1.16         2,195,218       4.86          0.70         4.20
                                    12/31/2003        1,514,057      1.12         1,692,333       4.35          0.70         4.02
                                    12/31/2002        1,005,981      1.07         1,080,975       3.43          0.70         8.31
                                    12/31/2001          171,027      0.99           169,674       0.00          #N/A        (0.79)
Vanguard VIF High Yield Bond
                                    12/31/2004          155,594      1.34           209,153       8.08          0.70         8.52
                                    12/31/2003          127,657      1.24           158,120       3.21          0.70        16.87
                                    12/31/2002           66,958      1.06            70,964       6.55          0.70         1.54

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              INVESTMENT
                                       YEAR                        UNIT FAIR       NET          INCOME      EXPENSE       TOTAL
           SUBACCOUNT                  ENDED            UNITS        VALUE       ASSETS         RATIO*      RATIO**     RETURN***
---------------------------------   ----------       ----------    ---------    ----------    ----------    -------     ---------
Vanguard VIF Short-Term
  Investment-Grade
                                    12/31/2004          199,073      1.12        $ 222,894         3.56 %    0.70 %        2.07
                                    12/31/2003          162,438      1.10          178,194         3.12      0.70          3.55
                                    12/31/2002           48,910      1.06           51,815         3.08      0.70          6.25
Vanguard VIF Total Stock Market
 Index
                                    12/31/2004          262,977      1.40          367,257         2.12      0.70         12.52
Vanguard VIF Capital Growth
                                    12/31/2004        4,085,378      1.53        6,252,021         0.06      0.70         17.63
Scudder VIT Small Cap Index
                                    12/31/2004          753,609      1.38        1,037,545         0.44      0.70         17.76
                                    12/31/2003          438,839      1.17          513,074         0.86      0.70         46.42
                                    12/31/2002          168,572      0.80          134,602         0.70      0.70        (20.58)
                                    12/31/2001          172,884      1.01          173,824         0.54      #N/A          2.07
Scudder VIT Equity 500 Index
                                    12/31/2004        2,679,922      0.90        2,401,036         2.31      0.70         10.59
                                    12/31/2003        6,741,017      0.81        5,461,066         1.06      0.70         28.16
                                    12/31/2002       10,210,329      0.63        6,454,265         1.19      0.70        (22.31)
                                    12/31/2001        6,124,954      0.81        4,983,881         1.20      0.70        (12.18)
Scudder VIT EAFE(R) Equity Index
                                    12/31/2004          604,043      0.81          486,307         2.83      0.70         19.06
                                    12/31/2003           11,384      0.68            7,698         4.27      0.70         33.35
                                    12/31/2002           13,655      0.51            6,924         1.21      0.70        (21.60)
                                    12/31/2001           16,980      0.65           10,981         0.00      0.70        (24.69)
Contrafund(R)
                                    12/31/2004        3,410,818      1.13        3,857,789         0.29      0.70         15.48
                                    12/31/2003        2,671,766      0.98        2,616,896         0.25      0.70         28.46
                                    12/31/2002        1,191,538      0.76          908,491         0.39      0.70         (9.35)
                                    12/31/2001          288,236      0.84          242,430         0.52      0.70        (12.24)
Growth
                                    12/31/2004        3,210,164      0.72        2,297,954         0.27      0.70          3.38
                                    12/31/2003        3,690,593      0.69        2,555,514         0.20      0.70         32.85
                                    12/31/2002        1,489,490      0.52          776,352         0.18      0.70        (30.11)
                                    12/31/2001          925,727      0.75          690,333         0.07      0.70        (17.65)
Balanced
                                    12/31/2004          144,287      1.09          157,180         2.29      0.70          5.47
                                    12/31/2003          144,375      1.03          149,118         2.30      0.70         17.72
                                    12/31/2002           98,862      0.88           86,736         2.39      0.70         (8.72)
High Income
                                    12/31/2004        1,522,766      1.00        1,520,922         7.80      0.70          9.59
                                    12/31/2003        1,479,525      0.91        1,348,366         2.12      0.70         27.26
                                    12/31/2002        1,259,407      0.72          901,884        11.10      0.70          3.44
                                    12/31/2001        1,572,556      0.69        1,088,633        12.96      0.70        (11.73)
Money Market
                                    12/31/2004        3,330,871      1.15        3,832,956         1.09      0.70          1.21
                                    12/31/2003       12,891,580      1.14       14,657,545         0.00      0.70          1.00
                                    12/31/2002        7,786,839      1.13        8,765,964         0.00      0.70          1.69
                                    12/31/2001        5,043,246      1.11        5,582,883         3.16      #N/A          4.19
T. Rowe Price Mid-Cap Growth
                                    12/31/2004        7,854,040      1.39       10,949,537         0.00      0.70         18.34
                                    12/31/2003        4,516,223      1.18        5,320,314         1.00      0.70         38.39
                                    12/31/2002        2,871,555      0.85        2,444,472         1.67      0.70        (21.25)
                                    12/31/2001        1,348,246      1.08        1,457,398         0.00      #N/A         (0.92)
T. Rowe Price Equity Income
                                    12/31/2004       12,977,034      1.45       18,862,327         1.64      0.70         14.92
                                    12/31/2003        9,374,598      1.26       11,857,076         1.80      0.70         25.50
                                    12/31/2002        6,109,538      1.01        6,157,314         1.88      0.70        (13.12)
                                    12/31/2001        1,723,359      1.16        1,999,171         1.56      #N/A          1.47

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               INVESTMENT
                                 YEAR                          UNIT FAIR             NET         INCOME       EXPENSE        TOTAL
        SUBACCOUNT              ENDED           UNITS            VALUE             ASSETS        RATIO*        RATIO**     RETURN***
---------------------------   ----------       ---------       ---------         ---------     ----------     --------     ---------
T. Rowe Price Blue Chip
 Growth
                              12/31/2004       7,525,798         0.92            6,947,569        0.73          0.70         8.69
                              12/31/2003       3,871,619         0.85            3,288,530        0.15          0.70        28.75
                              12/31/2002       3,282,286         0.66            2,165,370        0.15          0.70       (23.93)
                              12/31/2001       2,501,110         0.87            2,169,002        0.15          0.70       (13.28)
T. Rowe Price International
 Stock
                              12/31/2004       4,618,660         0.79            3,668,366        1.59          0.70        13.77
                              12/31/2003         101,674         0.70               70,979        1.22          0.70        30.52
                              12/31/2002         142,771         0.53               76,360        0.83          0.70       (18.29)
                              12/31/2001         241,969         0.65              158,387        2.45          0.70       (22.21)
Growth
                              12/31/2004         264,228         0.67              176,238        0.06          0.70         4.52
                              12/31/2003       1,458,660         0.64              930,866        0.11          0.70        31.73
                              12/31/2002         632,898         0.48              306,609        0.00          0.70       (26.51)
                              12/31/2001         925,727         0.75              690,333        0.07          0.70       (17.65)
Capital Appreciation
                              12/31/2004         423,355         0.80              337,746        0.07          0.70        18.23
                              12/31/2003       5,015,397         0.67            3,384,285        0.50          0.70        20.53
                              12/31/2002       4,833,893         0.56            2,706,149        0.60          0.70       (15.67)
                              12/31/2001       3,537,689         0.66            2,348,509        1.49          0.70       (21.67)
Worldwide Growth
                              12/31/2004         767,325         0.65              502,516        0.30          0.70         4.78
                              12/31/2003       7,192,426         0.63            4,495,388        1.15          0.70        23.99
                              12/31/2002       5,211,240         0.50            2,626,897        1.01          0.70       (25.50)
                              12/31/2001       3,659,914         0.68            2,476,400        0.62          0.70       (22.44)
Mid Cap Growth
                              12/31/2004          28,831         0.68               19,533        0.00          0.70        20.75
                              12/31/2003       2,371,273         0.56            1,330,474        0.00          0.70        35.10
                              12/31/2002       1,737,005         0.42              721,378        0.00          0.70       (27.94)
                              12/31/2001       1,304,710         0.58              751,903        0.00          0.70       (42.37)
International Growth
                              12/31/2004         554,583         0.88              490,340        0.94          0.70        18.95
                              12/31/2003         413,859         0.74              307,621        1.32          0.70        34.91
                              12/31/2002         211,463         0.55              116,504        1.27          0.70       (25.58)
                              12/31/2001          23,251         0.74               17,213        1.42          0.70       (25.97)
AIM V.I. - Dynamics
                              12/31/2004       3,124,242         0.72            2,260,086        0.00          0.70        13.34
                              12/31/2003       3,165,042         0.64            2,020,129        0.00          0.70        37.82
                              12/31/2002       1,463,501         0.46              677,759        0.00          0.70       (31.90)
                              12/31/2001       1,090,496         0.68              741,568        0.00          0.70       (31.14)
AIM V.I. - Health Sciences
                              12/31/2004          50,869         1.15               58,315        0.00          0.70         7.57
                              12/31/2003          37,927         1.07               40,418        0.00          0.70        27.78
                              12/31/2002          30,118         0.83               25,118        0.00          0.70       (24.45)
                              12/31/2001          48,219         1.10               53,229        0.37          0.70       (12.59)
AIM V.I. - Technology
                              12/31/2004         780,843         0.35              272,892        0.00          0.70         4.63
                              12/31/2003       1,127,577         0.33              376,627        0.00          0.70        45.29
                              12/31/2002         611,151         0.23              140,501        0.00          0.70       (46.84)
                              12/31/2001         271,361         0.43              117,362        0.00          0.70       (45.82)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      INVESTMENT
                                YEAR                       UNIT FAIR      NET           INCOME        EXPENSE      TOTAL
       SUBACCOUNT              ENDED           UNITS         VALUE       ASSETS         RATIO*        RATIO**    RETURN***
------------------------     ----------     ----------     ---------    ----------    ----------      -------    ---------

AIM V.I. - Small Company
 Growth
                             12/31/2004         79,727     $ 0.77         $ 61,198       0.00 %        0.70 %      13.89
                             12/31/2003      2,640,975       0.67        1,779,885       0.00          0.70        33.43
                             12/31/2002      2,872,649       0.51        1,450,921       0.00          0.70       (31.11)
                             12/31/2001      2,029,773       0.73        1,488,268       0.00          0.70       (18.54)
AIM V.I. - Growth
                             12/31/2004        178,350       0.37           66,361       0.00          0.70         8.02
                             12/31/2003      6,709,280       0.34        2,311,105       0.00          0.70        29.87
                             12/31/2002      5,925,395       0.27        1,571,581       0.00          0.70       (38.94)
                             12/31/2001      3,846,315       0.43        1,670,697       0.00          0.70       (44.27)
INVESCO VIF -
 Telecommunications
                             12/31/2004              0       0.23                0       0.00          0.70        (2.17)
                             12/31/2003      2,005,127       0.23          463,696       0.00          0.70        34.31
                             12/31/2002        626,475       0.17          107,869       0.00          0.70       (50.81)
                             12/31/2001        383,165       0.35          134,113       0.00          0.70       (54.01)
AIM V.I. - Financial
 Services
                             12/31/2004          7,644       1.44           11,028       1.14          0.70         8.68
                             12/31/2003          4,569       1.33            6,065       0.54          0.70        29.58
                             12/31/2002          5,115       1.02            5,240       0.50          0.70       (14.90)
                             12/31/2001          6,284       1.20            7,564       0.43          0.70        (9.88)
Short-Term
                             12/31/2004      7,408,605       1.19        8,842,266       1.45          0.70         1.45
                             12/31/2003      2,877,564       1.18        3,385,310       1.67          0.70         2.20
                             12/31/2002      1,011,544       1.15        1,164,395       2.97          0.70         3.18
                             12/31/2001        577,818       1.12          644,637       4.98          0.70         6.61
Total Return
                             12/31/2004     15,835,258       1.43       22,656,137       2.05          0.70         5.05
                             12/31/2003     13,791,074       1.36       18,783,139       3.05          0.70         5.20
                             12/31/2002     11,851,933       1.29       15,343,975       4.21          0.70         9.25
                             12/31/2001      4,656,618       1.19        5,518,190       4.84          0.70         8.55
StocksPLUS Growth and
 Income
                             12/31/2004      3,316,220       0.95        3,134,886       1.70          0.70        10.99
                             12/31/2003      2,557,105       0.85        2,177,894       2.34          0.70        30.44
                             12/31/2002      1,205,003       0.65          786,813       3.07          0.70       (20.08)
                             12/31/2001        228,663       0.82          186,819       5.14          0.70       (11.28)
U.S. Mid Cap Value
                             12/31/2004         35,045       1.13           39,509       0.03          0.70        14.59
Emerging Markets Equity
                             12/31/2004          6,864       1.43            9,833          -          0.70        23.11
Royce Small-Cap
                             12/31/2004        489,342       1.34          655,058          -          0.70        24.95
Royce Micro-Cap
                             12/31/2004      4,042,509       1.34        5,404,559       0.00          0.70        13.85
                             12/31/2003      2,542,649       1.17        2,985,922       0.00          0.70        49.16

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          INVESTMENT
                                         YEAR                   UNIT FAIR       NET         INCOME     EXPENSE      TOTAL
            SUBACCOUNT                  ENDED         UNITS       VALUE       ASSETS        RATIO*     RATIO**    RETURN***
----------------------------------    ----------    ---------   ---------   ----------    -----------  -------    ---------
First Eagle Overseas Variable Fund
                                      12/31/2004    2,089,513    $ 1.27     $ 2,662,905     4.94 %      0.70 %     27.44
Third Avenue Value Portfolio
                                      12/31/2004      518,249      1.20         621,356     0.77        0.70       19.90
Real Return
                                      12/31/2004      259,654      1.07         277,097     1.62        0.70        6.72
T. Rowe Price Limited-Term Bond
                                      12/31/2004      478,185      1.02         486,149     3.81        0.70        1.67

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED)

            * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

            ** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

            *** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium recieved up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.

6. INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Acoount is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES -  STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2004, 2003, and 2002

                   Western Reserve Life Assurance Co. of Ohio

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2004, 2003, and 2002

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.........................        1

Audited Financial Statements

Balance Sheets - Statutory Basis................................................        3
Statements of Operations - Statutory Basis......................................        5
Statements of Changes in Capital and Surplus - Statutory Basis..................        6
Statements of Cash Flow - Statutory Basis.......................................        8
Notes to Financial Statements - Statutory Basis.................................       10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties..............       36
Supplementary Insurance Information.............................................       37
Reinsurance.....................................................................       39

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

                                                           /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 18, 2005

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                           DECEMBER 31
                                                                       2004          2003
                                                                    -------------------------
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                           $   670,025   $   724,633
    Common stocks:
      Affiliated entities (cost: 2004 - $2,693 and 2003 - $2,043)        30,647        14,546
      Other (cost: 2004 - $-0- and 2003 - $302)                               -           646
    Mortgage loans on real estate                                        16,912         9,668
    Home office properties                                               41,003        41,817
    Cash and short-term investments                                      23,579        70,716
    Receivable for securities                                               295             -
    Policy loans                                                        279,658       268,892
    Other invested assets                                                18,473        20,682
                                                                    -------------------------
Total cash and invested assets                                        1,080,592     1,151,600
Net deferred income tax asset                                            32,838        30,682
Premiums deferred and uncollected                                         3,024         1,939
Reinsurance receivable                                                    2,621         5,290
Receivable from parent, subsidiaries and affiliates                      33,133        23,760
Accrued investment income                                                 7,649         7,626
Cash surrender value of life insurance policies                          57,331        55,024
Other admitted assets                                                     6,314         5,815
Separate account assets                                               8,875,501     8,116,308
                                                                    -------------------------
Total admitted assets                                               $10,099,003   $ 9,398,044
                                                                    =========================

                                                                          DECEMBER 31
                                                                      2004            2003
                                                                  ----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Aggregate reserves for policies and contracts:
      Life                                                        $    445,432    $    425,296
      Annuity                                                          771,293         808,079
    Life policy and contract claim reserves                             22,229          12,939
    Liability for deposit-type contracts                                15,320          14,040
    Other policyholders' funds                                              36              34
    Remittances and items not allocated                                 12,078          12,602
    Federal and foreign income taxes payable                            17,992          13,016
    Transfers to separate account due or accrued                      (454,760)       (446,188)
    Asset valuation reserve                                             10,057           6,505
    Interest maintenance reserve                                         3,711           2,909
    Funds held under coinsurance and other reinsurance treaties         23,411          29,936
    Payable for securities                                              31,061           3,369
    Other liabilities                                                   50,166          62,411
    Separate account liabilities                                     8,873,056       8,108,413
                                                                  ----------------------------
Total liabilities                                                    9,821,082       9,053,361
Capital and surplus:
    Common stock, $1.00 par value, 3,000,000 shares authorized
       and 2,500,000 shares issued and outstanding                       2,500           2,500
    Paid-in surplus                                                    150,107         150,107
    Unassigned surplus                                                 125,314         192,076
                                                                  ----------------------------
Total capital and surplus                                              277,921         344,683
                                                                  ----------------------------
Total liabilities and capital and surplus                         $ 10,099,003    $  9,398,044
                                                                  ============================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                                              YEAR ENDED DECEMBER 31
                                                                                        2004           2003           2002
                                                                                    -----------------------------------------
Revenues:
    Premiums and other considerations, net of reinsurance:
      Life                                                                          $   573,363    $   553,345    $   611,194
      Annuity                                                                           575,450        891,360      1,131,849
    Net investment income                                                                90,794         87,731         48,498
    Amortization of interest maintenance reserve                                            705            952          1,080
    Commissions and expense allowances on reinsurance ceded                               1,224           (131)        10,427
    Reserve adjustments on reinsurance ceded                                             (2,037)         7,151         51,453
    Income from fees associated with investment management, administration and
       contract guarantees for separate accounts                                         99,953         88,477         89,854
    Other income                                                                          6,993          6,092          5,698
                                                                                    -----------------------------------------
                                                                                      1,346,445      1,634,977      1,950,053
Benefits and expenses:
    Benefits paid or provided for:
      Life and accident and health                                                       68,009         68,800         60,473
      Surrender benefits                                                                880,353        998,461        816,174
      Other benefits                                                                     48,555         33,586         40,010
      Increase (decrease) in aggregate reserves for policies and contracts:
            Life                                                                         20,136          7,302         18,807
            Annuity                                                                     (36,786)        79,886        384,817
                                                                                    -----------------------------------------
                                                                                        980,267      1,188,035      1,320,281
    Insurance expenses:
      Commissions                                                                       144,462        133,578        167,582
      General insurance expenses                                                         94,805         98,778        111,330
      Taxes, licenses and fees                                                           16,316         15,750         20,571
      Net transfers to/from separate accounts                                           (53,443)        20,393        344,773
      Other expenses                                                                        249          1,163            507
                                                                                    -----------------------------------------
                                                                                        202,389        269,662        644,763
                                                                                    -----------------------------------------
Total benefits and expenses                                                           1,182,656      1,457,697      1,965,044
                                                                                    -----------------------------------------
Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)
    on investments                                                                      163,789        177,280        (14,991)
Dividends to policyholders                                                                   31             31             33
                                                                                    -----------------------------------------
Gain (loss) from operations before federal income tax expense (benefit)
    and net realized capital gains (losses) on investments                              163,758        177,249        (15,024)
Federal income tax expense (benefit)                                                     42,354         55,430         (2,141)
                                                                                    -----------------------------------------
Income (loss) from operations before net realized capital gains (losses) on
    investments                                                                         121,404        121,819        (12,883)
Net realized capital gains (losses) on investments (net of related federal income
    taxes and amounts transferred to interest maintenance reserve)                           39           (357)        (1,387)
                                                                                    -----------------------------------------
Net income (loss)                                                                   $   121,443    $   121,462    $   (14,270)
                                                                                    =========================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                          TOTAL
                                                             COMMON        PAID-IN       UNASSIGNED    CAPITAL AND
                                                              STOCK        SURPLUS        SURPLUS        SURPLUS
                                                           -------------------------------------------------------
Balance at January 1, 2002                                 $     2,500   $   150,107    $    95,118    $   247,725
    Net loss                                                         -             -        (14,270)       (14,270)
    Change in net unrealized capital gains and losses                -             -          7,352          7,352
    Change in non-admitted assets                                    -             -        (14,715)       (14,715)
    Change in asset valuation reserve                                -             -         (5,305)        (5,305)
    Change in liability for reinsurance in  unauthorized
       companies                                                     -             -         (1,133)        (1,133)
    Cumulative effect of change in accounting principles             -             -         (6,789)        (6,789)
    Change in surplus in separate accounts                           -             -         (1,072)        (1,072)
    Change in net deferred income tax asset                          -             -         29,670         29,670
    Dividend to stockholder                                          -             -        (24,000)       (24,000)
    Tax benefits on stock options exercised                          -             -             28             28
    Surplus effect of reinsurance transaction                        -             -         (1,185)        (1,185)
                                                           -------------------------------------------------------
Balance at December 31, 2002                                     2,500       150,107         63,699        216,306
    Net income                                                       -             -        121,462        121,462
    Change in net unrealized capital gains and losses                -             -         (6,216)        (6,216)
    Change in non-admitted assets                                    -             -         (8,855)        (8,855)
    Change in asset valuation reserve                                -             -          3,099          3,099
    Change in liability for reinsurance in  unauthorized
       companies                                                     -             -          1,133          1,133
    Change in surplus in separate accounts                           -             -          2,084          2,084
    Change in net deferred income tax asset                          -             -         16,855         16,855
    Surplus effect of reinsurance transaction                        -             -         (1,185)        (1,185)
                                                           -------------------------------------------------------
Balance at December 31, 2003                                     2,500       150,107        192,076        344,683

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                                                TOTAL
                                                          COMMON      PAID-IN    UNASSIGNED  CAPITAL AND
                                                          STOCK       SURPLUS     SURPLUS      SURPLUS
                                                        ------------------------------------------------
Balance at December 31, 2003                            $     2,500 $   150,107 $   192,076  $   344,683
    Net income                                                    -           -     121,443      121,443
    Change in net unrealized capital gains and losses             -           -      12,477       12,477
    Change in non-admitted assets                                 -           -     (23,892)     (23,892)
    Change in asset valuation reserve                             -           -      (3,552)      (3,552)
    Change in surplus in separate accounts                        -           -         356          356
    Change in net deferred income tax asset                       -           -      26,679       26,679
    Dividend to stockholder                                       -           -    (200,000)    (200,000)
    Surplus effect of reinsurance transaction                     -           -      (1,185)      (1,185)
    Contributed surplus related to stock appreciation
       rights plan of indirect parent                             -           -         912          912
                                                        ------------------------------------------------
Balance at December 31, 2004                            $     2,500 $   150,107 $   125,314  $   277,921
                                                        ================================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                             YEAR ENDED DECEMBER 31
                                                                       2004           2003           2002
                                                                    -----------------------------------------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                              $ 1,148,270    $ 1,446,609    $ 1,740,602
Net investment income received                                           97,348         88,528         47,685
Miscellaneous income received                                           103,115         98,059        158,186
Benefit and loss related payments                                      (985,923)    (1,104,098)      (917,590)
Commissions, expenses paid and aggregate write-ins for deductions      (255,745)      (251,495)      (293,555)
Net transfers to separate accounts and protected cell accounts           51,024        (74,921)      (245,977)
Dividends paid to policyholders                                             (31)           (31)           (34)
Federal and foreign income taxes received (paid)                        (38,301)       (72,358)         5,694
                                                                    -----------------------------------------
Net cash provided by operating activities                               119,757        130,293        495,011

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
    Bonds                                                               639,637        634,124        487,270
    Stocks                                                                  683              -            100
    Mortgage loans on real estate                                           258          1,218          3,288
    Real estate                                                               -            873              -
    Other invested assets                                                     -              -              7
    Miscellaneous proceeds                                               30,831              -            102
                                                                    -----------------------------------------
Total investment proceeds                                               671,409        636,215        490,767

Cost of investments acquired:
    Bonds                                                              (588,219)    (1,051,086)      (723,455)
    Stocks                                                                 (650)        (1,500)          (100)
    Mortgage loans on real estate                                        (7,500)             -              -
    Real estate                                                             (67)           (35)            (6)
    Other invested assets                                                  (544)        (4,870)        (2,902)
    Miscellaneous applications                                             (295)             -              -
                                                                    -----------------------------------------
Total cost of investments acquired                                     (597,275)    (1,057,491)      (726,463)
Net decrease (increase) in policy loans                                 (10,766)         7,046          9,239
                                                                    -----------------------------------------
Net cost of investments acquired                                       (608,041)    (1,050,445)      (717,224)
                                                                    -----------------------------------------
Net cash provided by (used in) investing activities                      63,368       (414,230)      (226,457)

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                                    YEAR ENDED DECEMBER 31
                                                                               2004         2003         2002
                                                                             -----------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
    Net deposits on deposit-type contracts and other insurance liabilities         830          853       (3,597)
    Dividends to stockholders                                                 (200,000)           -      (24,000)
    Other cash provided (applied)                                              (31,092)     (51,760)      23,523
                                                                             -----------------------------------
Net cash used in financing and miscellaneous activities                       (230,262)     (50,907)      (4,074)
                                                                             -----------------------------------
Net increase (decrease) in cash and short-term investments                     (47,137)    (334,844)     264,480
Cash and short-term investments at beginning of year                            70,716      405,560      141,080
                                                                             -----------------------------------
Cash and short-term investments at end of year                               $  23,579    $  70,716    $ 405,560
                                                                             ===================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

   1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2004, 2003, and 2002 net realized capital gains (losses) of $1,507, $402, and $(322), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $705, $952, and $1,080, for the years ended December 31, 2004, 2003, and 2002, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $231, $44, and $0 has been excluded for the years ended December 31, 2004, 2003, and 2002, respectively, with respect to such practices.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Premiums received and benefits paid for annuity

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recoverable losses have been reported as a reduction of premium income and benefits, respectively.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders.

The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,061,630, $1,240,215, and $ 1,335,079 in 2004, 2003, and 2002,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $912 for the year ended December 31, 2004.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. ACCOUNTING CHANGES

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment Contracts Liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

   Receivable for Securities and Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate fair values.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                DECEMBER 31
                                                   2004                            2003
                                       -----------------------------   -----------------------------
                                         CARRYING                        CARRYING
                                          AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                       -----------------------------   -----------------------------
ADMITTED ASSETS
Cash and short-term investments        $      23,579   $      23,579   $      70,716   $      70,716
Bonds                                        670,025         675,032         724,633         735,591
Common stocks, other than affiliates               -               -             646             646
Mortgage loans on real estate                 16,912          18,502           9,668          10,795
Receivable for securities                        295             295               -               -
Policy loans                                 279,658         279,658         268,892         268,892
Separate account assets                    8,875,501       8,875,501       8,116,308       8,116,308

LIABILITIES
Investment contract liabilities              786,613         783,509         822,119         819,715
Payable for securities                        31,061          31,061           3,369           3,369
Separate account annuity liabilities       5,742,629       5,742,629       5,400,842       5,400,842

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS

The carrying amount and estimated fair value of investments in bonds are as follows:

                                                                           GROSS         GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES 12    LOSSES LESS  ESTIMATED
                                                CARRYING    UNREALIZED   MONTHS OR      THAN 12       FAIR
                                                 AMOUNT        GAINS        MORE         MONTHS      VALUE
                                               --------------------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $  211,659   $      498   $        -   $      806   $  211,351
  State, municipal and other government             4,616          350            -            -        4,966
  Public utilities                                 29,478        1,075            -           16       30,537
  Industrial and miscellaneous                    199,430        6,251          615        1,213      203,853
  Mortgage and other asset-backed securities      224,842          685          215          987      224,325
                                               --------------------------------------------------------------
Total bonds                                    $  670,025   $    8,859   $      830   $    3,022   $  675,032
                                               ==============================================================

                                                                           GROSS         GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES 12    LOSSES LESS   ESTIMATED
                                                CARRYING    UNREALIZED   MONTHS OR      THAN 12        FAIR
                                                 AMOUNT        GAINS        MORE         MONTHS       VALUE
                                               --------------------------------------------------------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $  239,928   $    1,557   $        -   $      154   $  241,331
  State, municipal and other government             3,595          319            -            -        3,914
  Public utilities                                 31,628        1,266            -            5       32,889
  Industrial and miscellaneous                    222,029        8,358          138          883      229,366
  Mortgage and other asset-backed securities      227,453        1,475            3          834      228,091
                                               --------------------------------------------------------------
Total bonds                                    $  724,633   $   12,975   $      141   $    1,876   $  735,591
                                               ==============================================================

The estimated fair value of bonds with gross unrealized losses is as follows:

                                               LOSSES 12    LOSSES LESS
                                               MONTHS OR      THAN 12
                                                 MORE         MONTHS        TOTAL
                                               -------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $        -   $   175,961   $  175,961
  Public utilities                                      -         3,135        3,135
  Industrial and miscellaneous                      4,751        90,964       95,715
  Mortgage and other asset-backed securities       10,594       142,172      152,766
                                               -------------------------------------
                                               $   15,345   $   412,232   $  427,577
                                               =====================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

                                                LOSSES 12     LOSSES LESS
                                                MONTHS OR       THAN 12
                                                  MORE          MONTHS          TOTAL
                                               -----------------------------------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $         -    $    20,108    $    20,108
  State, municipal and other government                  -              -
  Public utilities                                       -          2,984          2,984
  Industrial and miscellaneous                         381         46,853         47,234
  Mortgage and other asset-backed securities           258        103,288        103,546
                                               -----------------------------------------
                                               $       639    $   173,233    $   173,872
                                               =========================================

The carrying amount and fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                          ESTIMATED
                                              CARRYING      FAIR
                                               AMOUNT       VALUE
                                             -----------------------
Due in one year or less                      $   32,611   $   32,591
Due one through five years                      298,351      299,455
Due five through ten years                       78,613       82,046
Due after ten years                              35,608       36,615
                                             -----------------------
                                                445,183      450,707
Mortgage and other asset-backed securities      224,842      224,325
                                             -----------------------
                                             $  670,025   $  675,032
                                             =======================

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                       2004        2003        2002
                                                     --------------------------------
Interest on bonds                                    $ 32,456    $ 27,431    $  9,357
Dividends from common stock of affiliated entities     39,460      40,033      16,921
Interest on mortgage loans on real estate                 769         792         871
Rental income on home office properties                 7,440       7,747       7,381
Interest on policy loans                               16,739      16,592      17,364
Other investment income                                 1,180       2,020       3,308
                                                     --------------------------------
Gross investment income                                98,044      94,615      55,202
Investment expenses                                    (7,250)     (6,884)     (6,704)
                                                     --------------------------------
Net investment income                                $ 90,794    $ 87,731    $ 48,498
                                                     ================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                     YEAR ENDED DECEMBER 31
                                2004         2003         2002
                              -----------------------------------
Proceeds                      $ 639,637    $ 634,124    $ 487,270
                              ===================================
Gross realized gains          $   3,718    $     447    $   2,119
Gross realized losses            (1,249)        (107)      (3,955)
                              -----------------------------------
Net realized gains (losses)   $   2,469    $     340    $  (1,836)
                              ===================================

At December 31, 2004, bonds with an aggregate carrying value of $3,052 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

                                                                REALIZED
                                                     -----------------------------
                                                        YEAR ENDED DECEMBER 31
                                                      2004       2003       2002
                                                     -----------------------------
Bonds                                                $ 2,469    $   340    $(1,836)
Other invested assets                                      -          -        102
                                                     -----------------------------
                                                       2,469        340     (1,734)
Tax benefit (expense)                                   (923)      (296)        26
Transfer to (from) interest maintenance reserve       (1,507)      (401)       321
                                                     -----------------------------
Net realized capital gains (losses) on investments   $    39    $  (357)   $(1,387)
                                                     =============================

                                                    CHANGES IN UNREALIZED
                                                --------------------------------
                                                    YEAR ENDED DECEMBER 31
                                                  2004        2003        2002
                                                --------------------------------
Common stocks                                   $ 15,107    $ (3,259)   $ 10,576
Mortgage loans on real estate                          -           -         350
Other invested assets                             (2,630)     (2,957)     (3,574)
                                                --------------------------------
Change in unrealized capital gains and losses   $ 12,477    $ (6,216)   $  7,352
                                                ================================

Gross unrealized gains (losses) on common stocks were as follows:

                           UNREALIZED
                       --------------------
                           DECEMBER 31
                         2004        2003
                       --------------------
Unrealized gains       $ 29,544    $ 13,654
Unrealized losses        (1,590)       (807)
                       --------------------
Net unrealized gains   $ 27,954    $ 12,847
                       ====================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

During 2004, the Company issued one mortgage loan at an interest rate of 5.67%. During 2003 and 2002, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2004, 2003, and 2002, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the asset valuation reserve of $137 and $92, respectively.

5. REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                               YEAR ENDED DECEMBER 31
                         2004           2003           2002
                      -----------------------------------------
Direct premiums       $ 1,202,558    $ 1,504,347    $ 1,854,568
Reinsurance ceded         (53,745)       (59,642)      (111,525)
                      -----------------------------------------
Net premiums earned   $ 1,148,813    $ 1,444,705    $ 1,743,043
                      =========================================

The Company received reinsurance recoveries in the amount of $31,129, $30,055, and $30,380 during 2004, 2003 and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $9,905 and $4,534, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $68,708 and $72,516, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

5. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2004, 2003, and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2004, the Company holds collateral in the form of letters of credit of $91,800 from the ceding company.

6. INCOME TAXES

The main components of deferred tax amounts are as follows:

                                               DECEMBER 31
                                             2004       2003
                                           -------------------
Deferred income tax assets:
  Section 807(f) adjustment                $    122   $    261
  Tax basis deferred acquisition costs       91,620     89,467
  Reserves                                  120,055    106,540
  Other                                       8,158      8,594
                                           -------------------
Total deferred income tax assets           $219,955   $204,862
                                           ===================
Deferred income tax assets - nonadmitted   $107,119   $ 82,596
                                           ===================
Deferred income tax liabilities:
  Section 807(f) adjustment - liabilities  $ 79,417   $ 90,797
  Other                                         581        787
                                           -------------------
Total deferred income tax liabilities      $ 79,998   $ 91,584
                                           ===================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                     YEAR ENDED DECEMBER 31
                                                      2004           2003
                                                     ----------------------
Change in net deferred income tax asset              $26,679        $16,855
Change in deferred income tax assets - nonadmitted    24,523          8,957

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

                                                                      YEAR ENDED DECEMBER 31
                                                                   2004        2003        2002
                                                                 --------------------------------
Income tax expense (benefit) computed at the federal statutory
   rate (35%)                                                    $ 57,315    $ 62,037    $ (5,259)
Deferred acquisition costs - tax basis                              2,153       4,149      11,920
Amortization of IMR                                                  (247)       (333)       (378)
Depreciation                                                         (267)       (290)       (413)
Dividends received deduction                                      (19,960)    (20,808)     (9,863)
Low income housing credits                                         (3,157)     (3,150)     (2,914)
Prior year over accrual                                           (13,204)    (11,583)    (27,856)
Reinsurance transactions                                             (415)       (415)       (415)
Reserves                                                           22,156      27,407      34,358
Other                                                              (2,020)     (1,584)     (1,321)
                                                                 --------------------------------
Federal income tax expense (benefit)                             $ 42,354    $ 55,430    $ (2,141)
                                                                 ================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. An examination is underway for 2001 through 2003.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                  DECEMBER 31
                                                                       2004                        2003
                                                             ------------------------    ------------------------
                                                                            PERCENT                     PERCENT
                                                               AMOUNT       OF TOTAL       AMOUNT       OF TOTAL
                                                             ------------------------    ------------------------
Subject to discretionary withdrawal with market value
   adjustment                                                $   14,821             0%   $   11,308             0%
Subject to discretionary withdrawal at book value less
   surrender charge                                             260,441             4%      311,643             5%
Subject to discretionary withdrawal at market value           5,742,629            87%    5,400,842            86%
Subject to discretionary withdrawal at book value (minimal
   or no charges or adjustments)                                556,284             9%      556,620             9%
Not subject to discretionary withdrawal                          14,326             0%       13,556             0%
                                                             ------------------------    ------------------------
                                                              6,588,501           100%    6,293,969           100%
                                                                           ==========                  ==========
Less reinsurance ceded                                           50,473                      62,146
                                                             ----------                  ----------
Total policy reserves on annuities and deposit fund
   liabilities                                               $6,538,028                  $6,231,823
                                                             ==========                  ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                                      YEAR ENDED DECEMBER 31
                                                                                 2004           2003          2002
                                                                              ----------------------------------------
Transfers as reported in the summary of operations of the separate accounts statement:
     Transfers to separate accounts                                           $ 1,061,629    $ 1,240,215   $ 1,335,079
     Transfers from separate accounts                                           1,113,867      1,221,216       990,726
                                                                              ----------------------------------------
Net transfers to separate accounts                                                (52,238)        18,999       344,353
Other                                                                              (1,205)         1,394           420
                                                                              ----------------------------------------
Transfers as reported in the summary of operations of the life, accident and health annual statement
                                                                              $   (53,443)   $    20,393   $   344,773
                                                                              ========================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed living benefits as follows:

                                               SUBJECTED                   REINSURANCE
                                                ACCOUNT       AMOUNT OF      RESERVE
YEAR     BENEFIT AND TYPE OF RISK               VALUE       RESERVE HELD      CREDIT
--------------------------------------------------------------------------------------
2004     Guaranteed Minimum Income Benefit    $1,746,000    $     17,700   $     3,500
2003     Guaranteed Minimum Income Benefit    $1,648,000    $     13,600   $     4,000

For Variable Annuities with Guaranteed Living Benefits ("VAGLB"), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed death benefits as follows:

                                               SUBJECTED                   REINSURANCE
                                                ACCOUNT       AMOUNT OF      RESERVE
YEAR     BENEFIT AND TYPE OF RISK               VALUE       RESERVE HELD      CREDIT
--------------------------------------------------------------------------------------
2004     Guaranteed Minimum Death Benefit     $6,151,000    $     61,900   $    44,200
2003     Guaranteed Minimum Death Benefit     $6,191,000    $     70,300   $    55,200

For Variable Annuities with Minimum Guaranteed Death Benefits ("MGDB"), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                    GROSS    LOADING     NET
                                   ---------------------------
DECEMBER 31, 2004
Ordinary direct renewal business   $ 1,085   $   337   $ 1,422
Ordinary new business                1,183       419     1,602
                                   ---------------------------
                                   $ 2,268   $   756   $ 3,024
                                   ===========================
DECEMBER 31, 2003
Ordinary direct renewal business   $   387   $   126   $   513
Ordinary new business                1,337        89     1,426
                                   ---------------------------
                                   $ 1,724   $   215   $ 1,939
                                   ===========================

8. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $121,404.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

9. CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2004, 2003 and 2002, the Company sold $45,723, $31,554, and $33,160, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

11. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,303, $1,507, and $1,734 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $807, $858, and $967 for the years ended December 31, 2004, 2003, and 2002, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

11. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $153, and $203 for the years ended December 31, 2004, 2003, and 2002, respectively.

12. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $108,339, $19,705, and $20,371, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2004, 2003, and 2002, the Company received $89,072, $5,775, and $3,673, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $520, $435, and $256, respectively, to affiliates.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

12. RELATED PARTY TRANSACTIONS (CONTINUED)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2004 and 2003, the cash surrender value of these policies was $57,331 and $55,024, respectively.

The company paid common stock dividends of $200,000 and $24,000 during 2004 and 2002, respectively. The dividend paid in 2004 was approved by the Insurance Department of the State of Ohio as an extraordinary dividend.

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,404 and $3,423 and an offsetting premium tax benefit of $743 and $762 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $374, $24, and $70, for the years ended December 31, 2004, 2003, and 2002, respectively.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2004 and 2003, the value of securities loaned amounted to $189 and $124,332, respectively.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission ("SEC"). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

                            Statutory-Basis Financial
                               Statement Schedules

                   Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2004

SCHEDULE I

                                                                                                   AMOUNT AT
                                                                                                     WHICH
                                                                                        FAIR     SHOWN IN THE
                           TYPE OF INVESTMENT                              COST (1)     VALUE    BALANCE SHEET
--------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
    United States Government and government agencies and authorities     $  211,732  $  211,427  $     211,732
    States, municipalities, and political subdivisions                       45,103      45,105         45,103
    Foreign governments                                                       4,115       4,458          4,115
    Public utilities                                                         29,478      30,537         29,478
    All other corporate bonds                                               379,597     383,505        379,597
                                                                         -------------------------------------
Total fixed maturities                                                      670,025     675,032        670,025
Mortgage loans on real estate                                                16,912                     16,912
Home office properties                                                       41,003                     41,003
Policy loans                                                                279,658                    279,658
Cash and short-term investments                                              23,579                     23,579
Other invested assets                                                        18,473                     18,473
Receivable for securities                                                       295                        295
                                                                         ----------              -------------
Total investments                                                        $1,049,945              $   1,049,945
                                                                         ==========              =============

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                               FUTURE POLICY    POLICY AND                         NET
                               BENEFITS AND      CONTRACT        PREMIUM        INVESTMENT
                                 EXPENSES       LIABILITIES      REVENUE         INCOME*
                               -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life                $     431,843   $      22,129   $     572,975   $      32,781
Group life and health                 13,589             100             388             964
Annuity                              771,293               -         575,450          57,049
                               -------------------------------------------------------------
                               $   1,216,725   $      22,229   $   1,148,813   $      90,794
                               =============================================================
YEAR ENDED DECEMBER 31, 2003
Individual life                $     412,473   $      12,763   $     552,849   $      31,348
Group life and health                 12,823             176             496             944
Annuity                              808,079               -         891,360          55,439
                               -------------------------------------------------------------
                               $   1,233,375   $      12,939   $   1,444,705   $      87,731
                               =============================================================
YEAR ENDED DECEMBER 31, 2002
Individual life                $     404,935   $      12,874   $     610,634   $      21,194
Group life and health                 13,059             100             560             639
Annuity                              728,193               -       1,131,849          26,665
                               -------------------------------------------------------------
                               $   1,146,187   $      12,974   $   1,743,043   $      48,498
                               =============================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III (CONTINUED)

                               BENEFITS,
                                CLAIMS,
                               LOSSES AND     OTHER
                               SETTLEMENT   OPERATING       PREMIUM
                                EXPENSES    EXPENSES*       WRITTEN
                               -------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life                $  208,923   $  263,981    $        -
Group life and health                 887        1,260           790
Annuity                           770,457      (62,852)            -
                               -------------------------------------
                               $  980,267   $  202,389    $      790
                               =====================================
YEAR ENDED DECEMBER 31, 2003
Individual life                $  185,642   $  275,352    $        -
Group life and health               2,530         (769)          863
Annuity                           999,863       (4,921)            -
                               -------------------------------------
                               $1,188,035   $  269,662    $      863
                               =====================================
YEAR ENDED DECEMBER 31, 2002
Individual life                $  176,010   $  484,535    $        -
Group life and health               5,626       (4,316)          917
Annuity                         1,138,645      164,544             -
                               -------------------------------------
                               $1,320,281   $  644,763    $      917
                               =====================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                               ASSUMED                      PERCENTAGE OF
                                                CEDED TO         FROM                          AMOUNT
                                  GROSS          OTHER          OTHER           NET          ASSUMED TO
                                  AMOUNT       COMPANIES      COMPANIES        AMOUNT           NET
                               --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Life insurance in force        $ 81,890,006   $ 30,314,062   $          -   $ 51,575,944                0%
                               ==========================================================================
Premiums:
    Individual life            $    615,380   $     42,405   $          -   $    572,975                0%
    Group life and health               790            402              -            388                0
    Annuity                         586,388         10,938              -        575,450                0
                               --------------------------------------------------------------------------
                               $  1,202,558   $     53,745   $          -   $  1,148,813                0%
                               ==========================================================================
YEAR ENDED DECEMBER 31, 2003
Life insurance in force        $ 79,220,097   $ 25,368,242   $          -   $ 53,851,855                0%
                               ==========================================================================
Premiums:
    Individual life            $    593,641   $     40,792   $          -   $    552,849                0%
    Group life                          863            367                           496                0
    Annuity                         909,843         18,483                       891,360                0
                               --------------------------------------------------------------------------
                               $  1,504,347   $     59,642   $          -   $  1,444,705                0%
                               ==========================================================================

YEAR ENDED DECEMBER 31, 2002
Life insurance in force        $ 79,096,314   $ 21,759,884   $          -   $ 57,336,430                0%
                               ==========================================================================
Premiums:
    Individual life            $    653,642   $     43,008   $          -   $    610,634                0%
    Group life                          917            357              -            560                0
    Annuity                       1,200,009         68,160              -      1,131,849                0
                               --------------------------------------------------------------------------
                               $  1,854,568   $    111,525   $          -   $  1,743,043                0%
                               ==========================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2005


                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-888-804-8461 or 319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary ...................................................................   1
The Policy - General Provisions ............................................   3
    Entire Contract.........................................................   3
  Information in the Application for this Policy............................   3
    Ownership Rights........................................................   3
         Changing the Owner.................................................   3
         Choosing the Beneficiary...........................................   3
         Changing the Beneficiary...........................................   4
         Assigning the Policy...............................................   4
    Selecting the Tax Test..................................................   4
    Our Right to Contest the Policy.........................................   5
    Suicide Exclusion.......................................................   5
    Misstatement of Age or Sex..............................................   5
    Modifying the Policy....................................................   5
    Addition, Deletion or Substitution of Portfolios........................   5
Additional Information......................................................   6
    Settlement Options......................................................   6
         Fixed Period Option................................................   7
         Life Income Option.................................................   7
         Joint and Survivor Income Option...................................   7
    Additional Information about Western Reserve and the Separate Account...   7
    Changes to the Separate Account.........................................   8
    Potential Conflicts of Interest.........................................   9
    Legal Matters...........................................................   9
    Variations in Policy Provisions.........................................   9
    Personalized Illustrations of Policy Benefits...........................   9
    Sale of the Policies....................................................   9
    Reports to Owners.......................................................  10
    Claims of Creditors.....................................................  10
    Records.................................................................  10
    Additional Information..................................................  10
    Independent Registered Public Accounting Firm...........................  10
    Financial Statements....................................................  11
Underwriting................................................................  11
    Underwriting Standards..................................................  11
IMSA     ...................................................................  11
Performance Data............................................................  12
    Performance Data in Advertising Sales Literature........................  12
    Western Reserve's Published Ratings.....................................  12
Index to Financial Statements...............................................  13
    WRL Series Life Corporate Account.......................................  13
    Western Reserve Life Assurance Co. of Ohio..............................  13

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.

administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the number of completed Policy years since the effective date.


beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.


late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.


life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account - A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.


loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - WRL Series Life Corporate Account. We established the separate account to receive and invest net premiums under the Policy.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A subdivision of the separate account, whose assets are invested in a corresponding portfolio.

subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.


valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.


valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, our - Western Reserve Life Assurance Co. of Ohio.   (Western Reserve)

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our administrative office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our administrative office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.


ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-     the interest rate we credit on those amounts;

-     the mortality tables we use; and

-     the specific payment option(s) you choose.


Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The income rates guaranteed in the Policy.

FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-     only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-     Payments to the surviving payee will equal either:

      -     the full amount paid to the payee before the payee's death; or

      -     two-thirds of the amount paid to the payee before the payee's death.

-     All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-     Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

- Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

- Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS

Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2004. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES


We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Western Reserve, the distributor for the Policies, and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities

Investor Protection Corporation.



The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.






During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all Policies sold through the separate account were $4,225,957.02, $4,247,875.24, and $6,014,100.24, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.



We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.





REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

X  the current cash value                X  any activity since the last report
X  the current net cash value            X  the current subaccount values and
                                             loan account value
X  the current life insurance benefit    X  current net premium allocations
X  the current loan amount               X  any other information required by
                                             law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the separate account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages.



Western Reserve's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2004, 2003 and 2002 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of

IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT


Report of Independent Registered Public Accounting Firm


Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Registered Public Accounting Firm, dated February 18, 2005


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2004, 2003 and 2002

Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements -  Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2004

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm...........

Financial Statements

Statements of Assets and Liabilities..............................      3
Statements of Operations..........................................      5
Statements of Changes in Net Assets...............................      8
Notes to Financial Statements.....................................     14

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statement of assets and liabilities of the subaccount of WRL Series Life Corporate Account (comprised of the Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF International, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Money Market, Vanguard VIF Small Company Growth, Vanguard VIF Capital Growth, Vanguard VIF Balanced subaccount), which is available for investment by contract owners of WRL Series Life Corporate Account, as of December 31, 2004, and the related statement of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccount of WRL Series Life Corporate Account at December 31, 2004, and the results of its operations and changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                                              /s/Ernst & Young LLP

Des Moines, Iowa
January 31, 2005

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                     VANGUARD VIF                                                                   VANGUARD VIF
                                     DIVERSIFIED      VANGUARD VIF     VANGUARD VIF  VANGUARD VIF   VANGUARD VIF     TOTAL BOND
                                        VALUE         EQUITY INDEX    MID-CAP INDEX   REIT INDEX    INTERNATIONAL   MARKET INDEX
                                     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                    --------------   -------------    -------------  ------------   -------------   ------------
ASSETS
    Investment in securities:
       Number of shares                464,599.185     391,361.385      484,593.905   389,465.786     440,008.331    846,824.262
                                    ==============   =============    =============  ============   =============   ============
       Cost                         $    5,162,615   $   9,553,073    $   6,093,925  $  5,905,092   $   5,216,077   $  9,605,682
                                    ==============   =============    =============  ============   =============   ============

    Investments in mutual funds,
        at net asset value          $    6,295,319   $  11,071,614    $   7,884,343  $  7,824,368   $   6,666,126   $  9,721,543
     Receivable for units sold                   -              28               11             -               -             30
                                    --------------   -------------    -------------  ------------   -------------   ------------
Total assets                             6,295,319      11,071,642        7,884,354     7,824,368       6,666,126      9,721,573
                                    --------------   -------------    -------------  ------------   -------------   ------------

LIABILITIES
    Payable for units redeemed                  11               -                -            23              16              -
                                    --------------   -------------    -------------  ------------   -------------   ------------
                                    $    6,295,308   $  11,071,642    $   7,884,354  $  7,824,345   $   6,666,110   $  9,721,573
                                    ==============   =============    =============  ============   =============   ============

NET ASSETS:
    Deferred annuity contracts
       terminable by owners         $    6,295,308   $  11,071,642    $   7,884,354  $  7,824,345   $   6,666,110   $  9,721,573
                                    --------------   -------------    -------------  ------------   -------------   ------------
Total net assets                    $    6,295,308   $  11,071,642    $   7,884,354  $  7,824,345   $   6,666,110   $  9,721,573
                                    ==============   =============    =============  ============   =============   ============

Accumulation units outstanding           4,167,541       8,039,783        4,994,304     4,431,934       4,515,319      8,571,402
                                    ==============   =============    =============  ============   =============   ============
Accumulation unit value             $     1.510557   $    1.377107    $    1.578669  $   1.765447   $    1.476332   $   1.134187
                                    ==============   =============    =============  ============   =============   ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                     VANGUARD VIF                     VANGUARD VIF   VANGUARD VIF
                                     HIGH YIELD      VANGUARD VIF     SMALL COMPANY     CAPITAL     VANGUARD VIF
                                        BOND         MONEY MARKET         GROWTH        GROWTH       BALANCED
                                     SUBACCOUNT        SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                    --------------  --------------    -------------  ------------   ------------
ASSETS
    Investment in securities:
       Number of shares                299,733.325   8,915,868.330      261,084.107    86,691.904        603,711
                                    ==============  ==============    =============  ============   ============
       Cost                         $    2,566,682  $    8,915,868    $   4,232,483  $  1,181,366   $ 10,046,491
                                    ==============  ==============    =============  ============   ============

    Investments in mutual funds,
        at net asset value          $    2,703,595  $    8,915,868    $   5,085,918  $  1,306,447   $ 11,241,097
     Receivable for units sold                   -              28                -             1             31
                                    --------------  --------------    -------------  ------------   ------------
Total assets                             2,703,595       8,915,896        5,085,918     1,306,448     11,241,128
                                    --------------  --------------    -------------  ------------   ------------

LIABILITIES
    Payable for units redeemed                   5               -               37             -              -
                                    --------------  --------------    -------------  ------------   ------------
                                    $    2,703,590  $    8,915,896    $   5,085,881  $  1,306,448   $ 11,241,128
                                    ==============  ==============    =============  ============   ============

NET ASSETS:
    Deferred annuity contracts
       terminable by owners         $    2,703,590  $    8,915,896    $   5,085,881  $  1,306,448   $ 11,241,128
                                    --------------  --------------    -------------  ------------   ------------
Total net assets                    $    2,703,590  $    8,915,896    $   5,085,881  $  1,306,448   $ 11,241,128
                                    ==============  ==============    =============  ============   ============

Accumulation units outstanding           2,061,549       8,653,756        3,275,541       853,697      8,665,205
                                    ==============  ==============    =============  ============   ============
Accumulation unit value             $     1.311436  $     1.030292    $    1.552684  $   1.530341   $   1.297272
                                    ==============  ==============    =============  ============   ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                        VANGUARD VIF                     VANGUARD VIF
                                                        DIVERSIFIED    VANGUARD VIF        MID CAP      VANGUARD VIF
                                                           VALUE       EQUITY INDEX         INDEX        REIT INDEX
                                                         SUBACCOUNT     SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                        ------------   ------------      ------------   ------------
NET INVESTMENT INCOME (LOSS)
     Income:
          Dividends                                     $     70,096   $     99,008      $     42,638   $    128,814
     Expenses:
          Administrative, mortality and
             expense risk charge                              31,039         59,553            39,018         38,022
                                                        ------------   ------------      ------------   ------------
Net investment income (loss)                                  39,057         39,455             3,620         90,792

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                   -        195,188                 -         85,409
     Proceeds from sales                                     754,010      2,195,721         1,144,991      1,092,289
     Cost of investments sold                                635,371      1,761,236           839,970        775,029
                                                        ------------   ------------      ------------   ------------
Net realized capital gains (losses) on investments           118,639        629,673           305,021        402,669

Net change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                     337,490      1,136,375           798,382        731,789
     End of period                                         1,132,704      1,518,541         1,790,418      1,919,276
                                                        ------------   ------------      ------------   ------------
Net change in unrealized appreciation/depreciation
     of investments                                          795,214        382,166           992,036      1,187,487
                                                        ------------   ------------      ------------   ------------

Net realized and unrealized capital gains (losses)
     on investments                                          913,853      1,011,839         1,297,057      1,590,156
                                                        ------------   ------------      ------------   ------------

Increase (decrease) in net assets from operations       $    952,910   $  1,051,294      $  1,300,677   $  1,680,948
                                                        ============   ============      ============   ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

                                                                       VANGUARD VIF      VANGUARD VIF
                                                        VANGUARD VIF    TOTAL BOND        HIGH YIELD    VANGUARD VIF
                                                       INTERNATIONAL   MARKET INDEX          BOND       MONEY MARKET
                                                         SUBACCOUNT     SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                                       -------------   ------------      ------------   ------------
NET  INVESTMENT INCOME (LOSS)
     Income:
          Dividends                                    $      43,988   $    392,181      $    151,675   $     69,424
     Expenses:
          Administrative, mortality and
             expense risk charge                              30,592         55,908            15,040         33,157
                                                       -------------   ------------      ------------   ------------
Net investment income (loss)                                  13,396        336,273           136,635         36,267

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                   -         12,858                 -              -
     Proceeds from sales                                     410,230      2,534,258           799,597     14,875,945
     Cost of investments sold                                288,946      2,648,830           754,879     14,875,945
                                                       -------------   ------------      ------------   ------------
Net realized capital gains (losses) on investments           121,284       (101,714)           44,718              0

Net  change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                     620,603         56,071           146,705              -
     End of period                                         1,450,049        115,861           136,913              -
                                                       -------------   ------------      ------------   ------------
Net change in unrealized appreciation/depreciation
     of investments                                          829,446         59,790            (9,792)             0
                                                       -------------   ------------      ------------   ------------

Net realized and unrealized capital gains (losses)
     on investments                                          950,730        (41,924)           34,926              0
                                                       -------------   ------------      ------------   ------------

Increase (decrease) in net assets from operations      $     964,126   $    294,349      $    171,561   $     36,267
                                                       =============   ============      ============   ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                                     VANGUARD VIF
                                                                     SMALL COMPANY     VANGUARD VIF     VANGUARD VIF
                                                                        GROWTH        CAPITAL GROWTH      BALANCED
                                                                      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                     -------------    --------------    ------------
NET  INVESTMENT INCOME (LOSS)
     Income:
          Dividends                                                  $       3,433    $          195    $    152,374
     Expenses:
          Administrative, mortality and
             expense risk charge                                            28,158             2,963          49,920
                                                                     -------------    --------------    ------------

Net investment income (loss)                                               (24,725)           (2,768)        102,454

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
     ON INVESTMENTS
Net realized capital gains (losses) on investments:
     Realized gain distributions                                                 -               426               -
     Proceeds from sales                                                 1,359,518            65,699       1,402,439
     Cost of investments sold                                            1,242,297            62,505       1,283,260
                                                                     -------------    --------------    ------------
Net realized capital gains (losses) on investments                         117,221             3,620         119,179

Net  change in unrealized appreciation/depreciation
     of investments:
     Beginning of period                                                   265,504                 -         457,247
     End of period                                                         853,435           125,081       1,194,606
                                                                     -------------    --------------    ------------
Net change in unrealized appreciation/depreciation
     of investments                                                        587,931           125,081         737,359
                                                                     -------------    --------------    ------------

Net realized and unrealized capital gains (losses)
     on investments                                                        705,152           128,701         856,538
                                                                     -------------    --------------    ------------

Increase (decrease) in net assets from operations                    $     680,427    $      125,933    $    958,992
                                                                     =============    ==============    ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                      VANGUARD VIF DIVERSIFIED
                                                               VALUE                            VANGUARD VIF EQUITY INDEX
                                                             SUBACCOUNT                               SUBACCOUNT
                                                  --------------------------------        --------------------------------
                                                      2004               2003                2004                2003
                                                  ------------        ------------        ------------        ------------
OPERATIONS
     Net investment income (loss)                 $     39,057        $     24,863        $     39,455        $     25,830
     Net realized capital gains (losses)
        on investments                                 118,639             297,577             629,673             340,457
     Net change in unrealized appreciation/
        depreciation of investments                    795,214             337,490             382,166           1,136,375
                                                  ------------        ------------        ------------        ------------
Increase (decrease) in net assets
     from operations                                   952,910             659,930           1,051,294           1,502,662

CONTRACT TRANSACTIONS
     Net contract purchase payments                    879,686             407,002           1,283,025             986,633
     Transfer payments from (to) other
        subaccounts or general account               1,161,443           2,298,098           1,385,865           5,002,091
     Contract terminations, withdrawals,
        and other deductions                           (40,775)            (22,986)            (78,262)            (61,666)
                                                  ------------        ------------        ------------        ------------
Increase (decrease) in net assets
     from contract transactions                      2,000,354           2,682,114           2,590,628           5,927,058
                                                  ------------        ------------        ------------        ------------
Net increase (decrease) in net assets                2,953,264           3,342,044           3,641,922           7,429,720

NET ASSETS:
     Beginning of the period                         3,342,044                   -           7,429,720                   -
                                                  ------------        ------------        ------------        ------------
     End of the period                            $  6,295,308        $  3,342,044        $ 11,071,642        $  7,429,720
                                                  ============        ============        ============        ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                      VANGUARD VIF MID CAP
                                                              INDEX                         VANGUARD VIF REIT INDEX
                                                             SUBACCOUNT                            SUBACCOUNT
                                                  -------------------------------       -------------------------------
                                                      2004               2003               2004               2003
                                                  ------------        -----------       ------------        -----------
OPERATIONS
     Net investment income (loss)                 $      3,620        $    (3,199)      $     90,792        $    70,582
     Net realized capital gains (losses)
        on investments                                 305,021            180,182            402,669            186,332
     Net change in unrealized appreciation/
        depreciation of investments                    992,036            798,382          1,187,487            731,789
                                                  ------------        -----------       ------------        -----------
Increase (decrease) in net assets
     from operations                                 1,300,677            975,365          1,680,948            988,703

CONTRACT TRANSACTIONS
     Net contract purchase payments                  1,012,934            515,955            841,006            519,848
     Transfer payments from (to) other
        subaccounts or general account                 908,036          3,254,582            959,195          2,918,862
     Contract terminations, withdrawals,
        and other deductions                           (51,215)           (31,980)           (49,489)           (34,728)
                                                  ------------        -----------       ------------        -----------
Increase (decrease) in net assets
     from contract transactions                      1,869,755          3,738,557          1,750,712          3,403,982
                                                  ------------        -----------       ------------        -----------
Net increase (decrease) in net assets                3,170,432          4,713,922          3,431,660          4,392,685

NET ASSETS:
     Beginning of the period                         4,713,922                  -          4,392,685                  -
                                                  ------------        -----------       ------------        -----------
     End of the period                            $  7,884,354        $ 4,713,922       $  7,824,345        $ 4,392,685
                                                  ============        ===========       ============        ===========

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                                                VANGUARD VIF TOTAL BOND
                                               VANGUARD VIF INTERNATIONAL             MARKET INDEX
                                                       SUBACCOUNT                      SUBACCOUNT
                                              ----------------------------    ----------------------------
                                                  2004            2003           2004             2003
                                              ------------    ------------    ------------    ------------
OPERATIONS
     Net investment income (loss)             $     13,396    $      7,174    $    336,273    $    265,335
     Net realized capital gains (losses)
        on investments                             121,284          50,443        (101,714)        (86,370)
     Net change in unrealized appreciation/
        depreciation of investments                829,446         620,603          59,790          56,071
                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets
     from operations                               964,126         678,220         294,349         235,036

CONTRACT TRANSACTIONS
     Net contract purchase payments                442,554         323,307       1,371,940       1,343,029
     Transfer payments from (to) other
        subaccounts or general account           2,124,682       2,195,193         759,903       5,875,237
     Contract terminations, withdrawals,
        and other deductions                       (39,904)        (22,068)        (72,683)        (85,238)
                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets
     from contract transactions                  2,527,332       2,496,432       2,059,160       7,133,028
                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets            3,491,458       3,174,652       2,353,509       7,368,064

NET ASSETS:
     Beginning of the period                     3,174,652               -       7,368,064               -
                                              ------------    ------------    ------------    ------------
     End of the period                        $  6,666,110    $  3,174,652    $  9,721,573    $  7,368,064
                                              ============    ============    ============    ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                     VANGUARD VIF HIGH YIELD
                                                              BOND                 VANGUARD VIF MONEY MARKET
                                                           SUBACCOUNT                      SUBACCOUNT
                                                  ----------------------------    ----------------------------
                                                     2004             2003            2004           2003
                                                  ------------    ------------    ------------    ------------
OPERATIONS
     Net investment income (loss)                 $    136,635    $     45,414    $     36,267    $     44,569
     Net realized capital gains (losses)
        on investments                                  44,718          10,639               -               -
     Net change in unrealized appreciation/
        depreciation of investments                     (9,792)        146,705               -               -
                                                  ------------    ------------    ------------    ------------
Increase (decrease) in net assets
     from operations                                   171,561         202,758          36,267          44,569

CONTRACT TRANSACTIONS
     Net contract purchase payments                    338,550         309,654      15,800,694      11,644,236
     Transfer payments from (to) other
        subaccounts or general account                  27,742       1,690,818     (12,124,207)    (30,148,864)
     Contract terminations, withdrawals,
        and other deductions                           (20,119)        (17,374)        (57,677)       (136,434)
                                                  ------------    ------------    ------------    ------------
Increase (decrease) in net assets
     from contract transactions                        346,173       1,983,098       3,618,810     (18,641,062)
                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                  517,734       2,185,856       3,655,077     (18,596,493)

NET ASSETS:
     Beginning of the period                         2,185,856               -       5,260,819      23,857,312
                                                  ------------    ------------    ------------    ------------
     End of the period                            $  2,703,590    $  2,185,856    $  8,915,896    $  5,260,819
                                                  ============    ============    ============    ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED

                                                  VANGUARD VIF SMALL COMPANY     VANGUARD VIF CAPITAL
                                                            GROWTH                       GROWTH
                                                          SUBACCOUNT                   SUBACCOUNT
                                                 ----------------------------    --------------------
                                                    2004            2003             2004        2003
                                                 ------------    ------------    ------------    ----
OPERATIONS
     Net investment income (loss)                $    (24,725)   $    (12,231)   $     (2,768)   $  -
     Net realized capital gains (losses)
        on investments                                117,221         438,228           3,620       -
     Net change in unrealized appreciation/
        depreciation of investments                   587,931         265,504         125,081       -
                                                 ------------    ------------    ------------    ----
Increase (decrease) in net assets
     from operations                                  680,427         691,501         125,933       -

CONTRACT TRANSACTIONS
     Net contract purchase payments                   748,586         316,263         104,736       -
     Transfer payments from (to) other
        subaccounts or general account                157,921       2,549,311       1,079,145       -
     Contract terminations, withdrawals,
        and other deductions                          (37,572)        (20,556)         (3,366)      -
                                                 ------------    ------------    ------------    ----
Increase (decrease) in net assets
     from contract transactions                       868,935       2,845,018       1,180,515       -
                                                 ------------    ------------    ------------    ----
Net increase (decrease) in net assets               1,549,362       3,536,519       1,306,448       -

NET ASSETS:
     Beginning of the period                        3,536,519               -               -       -
                                                 ------------    ------------    ------------    ----
     End of the period                           $  5,085,881    $  3,536,519    $  1,306,448    $  -
                                                 ============    ============    ============    ====

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2004 AND 2003, EXCEPT AS NOTED


                                                   VANGUARD VIF BALANCED
                                                          SUBACCOUNT
                                                 ----------------------------
                                                     2004           2003
                                                 ------------    ------------
OPERATIONS
     Net investment income (loss)                $    102,454    $     55,721
     Net realized capital gains (losses)
        on investments                                119,179         329,057
     Net change in unrealized appreciation/
        depreciation of investments                   737,359         457,247
                                                 ------------    ------------
Increase (decrease) in net assets
     from operations                                  958,992         842,025

CONTRACT TRANSACTIONS
     Net contract purchase payments                 1,127,644         733,487
     Transfer payments from (to) other
        subaccounts or general account              3,559,845       4,130,750
     Contract terminations, withdrawals,
        and other deductions                          (64,852)        (46,763)
                                                 ------------    ------------
Increase (decrease) in net assets
     from contract transactions                     4,622,637       4,817,474
                                                 ------------    ------------
Net increase (decrease) in net assets               5,581,629       5,659,499

NET ASSETS:
     Beginning of the period                        5,659,499               -
                                                 ------------    ------------
     End of the period                           $ 11,241,128    $  5,659,499
                                                 ============    ============

See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund
    Vanguard VIF Diversified Value Portfolio
    Vanguard VIF Equity Index Portfolio
    Vanguard VIF Mid-Cap Index Portfolio
    Vanguard VIF REIT Index Portfolio
    Vanguard VIF International Portfolio
    Vanguard VIF Total Bond Market Index Portfolio
    Vanguard VIF High Yield Bond Portfolio
    Vanguard VIF Short-Term Corporate Portfolio
    Vanguard VIF Money Market Portfolio
    Vanguard VIF Small Company Growth Portfolio
    Vanguard VIF Total Stock Market Index Portfolio
    Vanguard VIF Capital Growth Portfolio
    Vanguard VIF Balanced Portfolio
Gateway Variable Insurance Trust
    Gateway VIT Fund
Fidelity Variable Insurance Products Funds
    Contrafund(R) Portfolio
T. Rowe Price Equity Series, Inc.
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio
Janus Aspen Series
    Capital Appreciation Portfolio
    Worldwide Growth Portfolio
    Flexible Income Portfolio
    Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio) International Growth Portfolio
    Balanced Portfolio
Royce Capital Fund
    Royce Micro-Cap Portfolio
PIMCO Variable Insurance Trust
    Total Return Portfolio (Institutional Class)
    High Yield Portfolio (Institutional Class)
    All Asset Portfolio (Adminstrative Class)
    Real Return Portfolio (Adminstrative Class)
First Eagle Variable Funds, Inc
    First Eagle Overseas Variable Fund
Third Avenue Variable Series Trust
    Third Avenue Value Portfolio
PBHG Insurance Series Fund
    PBHG Large Cap Growth Portfolio
    PBHG Select Value Portfolio
Rydex Variable Trust
    OTC Fund
    Nova Fund

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2004.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

2. INVESTMENTS

                                                           PURCHASES            SALES
                                                          ------------      ------------
Vanguard Variable Insurance Fund
   Vanguard VIF Diversified Value Portfolio               $  2,793,432      $    635,371
   Vanguard VIF Equity Index Portfolio                       5,020,947         1,761,236
   Vanguard VIF Mid-Cap Index Portfolio                      3,018,364           839,970
   Vanguard VIF REIT Index Portfolio                         3,019,225           775,029
   Vanguard VIF International Portfolio                      2,950,970           288,946
   Vanguard VIF Total Bond Market Index Portfolio            4,942,532         2,648,830
   Vanguard VIF High Yield Bond Portfolio                    1,282,401           754,879
   Vanguard VIF Money Market Portfolio                      18,531,126        14,875,945
   Vanguard VIF Small Company Growth Portfolio               2,203,757         1,242,297
   Vanguard VIF Capital Growth Portfolio                     1,243,871            62,505
   Vanguard VIF Balanced Portfolio                           6,127,494         1,283,260

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                           VANGUARD VIF      VANGUARD VIF      VANGUARD VIF      VANGUARD VIF
                           DIVERSIFIED          EQUITY            MID-CAP            REIT          VANGUARD VIF
                             VALUE               INDEX            INDEX             INDEX         INTERNATIONAL
                           SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                          -------------      ------------      ------------      ------------     -------------
Units outstanding at
  January 1, 2003                     0                 0                 0                 0                 0
    Units purchased           2,665,177         5,978,090         3,592,641         3,247,318         2,567,953
    Units redeemed and
       transferred                    0                 0                 0                 0                 0
                          -------------      ------------      ------------      ------------     -------------
Units outstanding at
  December 31, 2003           2,665,177         5,978,090         3,592,641         3,247,318         2,567,953
    Units purchased           4,167,541         8,039,783         4,994,304         4,431,934         4,515,319
    Units redeemed and
       transferred           (2,665,177)       (5,978,090)       (3,592,641)       (3,247,318)       (2,567,953)
                          -------------      ------------      ------------      ------------     -------------
Units outstanding at
  December 31, 2004           4,167,541         8,039,783         4,994,304         4,431,934         4,515,319
                          =============      ============      ============      ============     =============

                          VANGUARD VIF TOTAL  VANGUARD VIF      VANGUARD VIF      VANGUARD VIF
                             BOND MARKET      HIGH YIELD          MONEY          SMALL COMPANY
                                INDEX           BOND              MARKET            GROWTH
                             SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                         ------------------- ------------      ------------      -------------
Units outstanding at
  January 1, 2003                        0              0        23,687,590                  0
    Units purchased              6,769,448      1,808,868         5,171,161          2,626,116
    Units redeemed and
       transferred                       0              0       (23,687,590)                (0)
                         -----------------   ------------      ------------      -------------
Units outstanding at
  December 31, 2003              6,769,448      1,808,868         5,171,161          2,626,116
    Units purchased              8,571,402      2,061,549         8,653,756          3,275,541
    Units redeemed and
       transferred              (6,769,448)    (1,808,868)       (5,171,161)        (2,626,116)
                         -----------------   ------------      ------------      -------------
Units outstanding at
  December 31, 2004              8,571,402      2,061,549         8,653,756          3,275,541
                         =================   ============      ============      =============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                           VANGUARD VIF
                             CAPITAL         VANGUARD VIF
                             GROWTH            BALANCED
                           SUBACCOUNT         SUBACCOUNT
                          -------------      ------------
Units outstanding at
  January 1, 2003                     0                 0
    Units purchased                   0         4,855,093
    Units redeemed and
       transferred                    0                 0
                          -------------      ------------
Units outstanding at
  December 31, 2003                   0         4,855,093
    Units purchased             853,697         8,665,205
    Units redeemed and
       transferred                    0        (4,855,093)
                          -------------      ------------
Units outstanding at
  December 31, 2004             853,697         8,665,205
                          =============      ============

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS

Effective with the 2001 annual financial statements, the Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                                                            INVESTMENT
                             YEAR                           UNIT FAIR          NET            INCOME         EXPENSE      TOTAL
   SUBACCOUNT               ENDED                UNITS        VALUE          ASSETS           RATIO*         RATIO**    RETURN***
-----------------         ----------           ---------    ---------      -----------      ----------       -------    ----------
Vanguard VIF
Diversified Value
                          12/31/2004           4,167,541    $    1.51      $ 6,295,308            1.51%         0.70%        20.46%
                          12/31/2003           2,665,177         1.25        3,342,044            2.01          0.60         31.12
Vanguard VIF
Equity Index
                          12/31/2004           8,039,783         1.38       11,071,642            1.12          0.70         10.80
                          12/31/2003           5,978,090         1.24        7,429,720            1.25          0.60         28.47
Vanguard VIF
Mid-Cap Index
                          12/31/2004           4,994,304         1.58        7,884,354            0.73          0.70         20.32
                          12/31/2003           3,592,641         1.31        4,713,922            0.59          0.60         34.06
Vanguard VIF
REIT Index
                          12/31/2004           4,431,934         1.77        7,824,345            2.26          0.70         30.51
                          12/31/2003           3,247,318         1.35        4,392,685            3.31          0.60         35.48
Vanguard VIF
International
                          12/31/2004           4,515,319         1.48        6,666,110            0.96          0.70         19.42
                          12/31/2003           2,567,953         1.24        3,174,652            1.12          0.60         34.88
Vanguard VIF
Total Bond
Market Index
                          12/31/2004           8,571,402         1.13        9,721,573            4.69          0.70          4.20
                          12/31/2003           6,769,448         1.09        7,368,064            4.92          0.60          4.02
Vanguard VIF
High Yield Bond
                          12/31/2004           2,061,549         1.31        2,703,590            6.77          0.70          8.53
                          12/31/2003           1,808,868         1.21        2,185,856            3.88          0.60         16.87
Vanguard VIF
Money Market
                          12/31/2004           8,653,756         1.03        8,915,896            1.33          0.70          1.27
                          12/31/2003           5,171,161         1.02        5,260,819            1.07          0.60          1.01
                          12/31/2002          23,687,590         1.01       23,857,312            0.00          0.35          0.72
Vanguard VIF
Small Company
Growth
                          12/31/2004           3,275,541         1.55        5,085,881            0.08          0.70         15.30
                          12/31/2003           2,626,116         1.35        3,536,519            0.01          0.60         41.07

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

4. FINANCIAL HIGHLIGHTS (CONTINUED) INVESTMENT

                                                                                            INVESTMENT
                             YEAR                           UNIT FAIR          NET            INCOME         EXPENSE      TOTAL
   SUBACCOUNT               ENDED                UNITS        VALUE          ASSETS           RATIO*         RATIO**    RETURN***
-----------------         ----------           ---------    ---------      -----------      ----------       -------    ----------
Vanguard VIF
Capital Growth
                          12/31/2004             853,697         1.53      $ 1,306,448            0.04%         0.70%        17.63%
                          12/31/2003                   0         1.30                0            0.00          0.60         30.10
Vanguard VIF
  Balanced
                          12/31/2004           8,665,205         1.30       11,241,128            2.03          0.70         11.29
                          12/31/2003           4,855,093         1.17        5,659,499            2.22          0.60         16.57

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the policy year and $4.00 (current, $10 maximum) in subsequent years.

6. INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Acoount is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES -  STATUTORY BASIS

Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2004, 2003, and 2002

                   Western Reserve Life Assurance Co. of Ohio

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2004, 2003, and 2002

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.........................        1

Audited Financial Statements

Balance Sheets - Statutory Basis................................................        3
Statements of Operations - Statutory Basis......................................        5
Statements of Changes in Capital and Surplus - Statutory Basis..................        6
Statements of Cash Flow - Statutory Basis.......................................        8
Notes to Financial Statements - Statutory Basis.................................       10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties..............       36
Supplementary Insurance Information.............................................       37
Reinsurance.....................................................................       39

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.

                                                           /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 18, 2005

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                           DECEMBER 31
                                                                       2004          2003
                                                                    -------------------------
ADMITTED ASSETS
Cash and invested assets:
    Bonds                                                           $   670,025   $   724,633
    Common stocks:
      Affiliated entities (cost: 2004 - $2,693 and 2003 - $2,043)        30,647        14,546
      Other (cost: 2004 - $-0- and 2003 - $302)                               -           646
    Mortgage loans on real estate                                        16,912         9,668
    Home office properties                                               41,003        41,817
    Cash and short-term investments                                      23,579        70,716
    Receivable for securities                                               295             -
    Policy loans                                                        279,658       268,892
    Other invested assets                                                18,473        20,682
                                                                    -------------------------
Total cash and invested assets                                        1,080,592     1,151,600
Net deferred income tax asset                                            32,838        30,682
Premiums deferred and uncollected                                         3,024         1,939
Reinsurance receivable                                                    2,621         5,290
Receivable from parent, subsidiaries and affiliates                      33,133        23,760
Accrued investment income                                                 7,649         7,626
Cash surrender value of life insurance policies                          57,331        55,024
Other admitted assets                                                     6,314         5,815
Separate account assets                                               8,875,501     8,116,308
                                                                    -------------------------
Total admitted assets                                               $10,099,003   $ 9,398,044
                                                                    =========================

                                                                          DECEMBER 31
                                                                      2004            2003
                                                                  ----------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
    Aggregate reserves for policies and contracts:
      Life                                                        $    445,432    $    425,296
      Annuity                                                          771,293         808,079
    Life policy and contract claim reserves                             22,229          12,939
    Liability for deposit-type contracts                                15,320          14,040
    Other policyholders' funds                                              36              34
    Remittances and items not allocated                                 12,078          12,602
    Federal and foreign income taxes payable                            17,992          13,016
    Transfers to separate account due or accrued                      (454,760)       (446,188)
    Asset valuation reserve                                             10,057           6,505
    Interest maintenance reserve                                         3,711           2,909
    Funds held under coinsurance and other reinsurance treaties         23,411          29,936
    Payable for securities                                              31,061           3,369
    Other liabilities                                                   50,166          62,411
    Separate account liabilities                                     8,873,056       8,108,413
                                                                  ----------------------------
Total liabilities                                                    9,821,082       9,053,361
Capital and surplus:
    Common stock, $1.00 par value, 3,000,000 shares authorized
       and 2,500,000 shares issued and outstanding                       2,500           2,500
    Paid-in surplus                                                    150,107         150,107
    Unassigned surplus                                                 125,314         192,076
                                                                  ----------------------------
Total capital and surplus                                              277,921         344,683
                                                                  ----------------------------
Total liabilities and capital and surplus                         $ 10,099,003    $  9,398,044
                                                                  ============================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                                              YEAR ENDED DECEMBER 31
                                                                                        2004           2003           2002
                                                                                    -----------------------------------------
Revenues:
    Premiums and other considerations, net of reinsurance:
      Life                                                                          $   573,363    $   553,345    $   611,194
      Annuity                                                                           575,450        891,360      1,131,849
    Net investment income                                                                90,794         87,731         48,498
    Amortization of interest maintenance reserve                                            705            952          1,080
    Commissions and expense allowances on reinsurance ceded                               1,224           (131)        10,427
    Reserve adjustments on reinsurance ceded                                             (2,037)         7,151         51,453
    Income from fees associated with investment management, administration and
       contract guarantees for separate accounts                                         99,953         88,477         89,854
    Other income                                                                          6,993          6,092          5,698
                                                                                    -----------------------------------------
                                                                                      1,346,445      1,634,977      1,950,053
Benefits and expenses:
    Benefits paid or provided for:
      Life and accident and health                                                       68,009         68,800         60,473
      Surrender benefits                                                                880,353        998,461        816,174
      Other benefits                                                                     48,555         33,586         40,010
      Increase (decrease) in aggregate reserves for policies and contracts:
            Life                                                                         20,136          7,302         18,807
            Annuity                                                                     (36,786)        79,886        384,817
                                                                                    -----------------------------------------
                                                                                        980,267      1,188,035      1,320,281
    Insurance expenses:
      Commissions                                                                       144,462        133,578        167,582
      General insurance expenses                                                         94,805         98,778        111,330
      Taxes, licenses and fees                                                           16,316         15,750         20,571
      Net transfers to/from separate accounts                                           (53,443)        20,393        344,773
      Other expenses                                                                        249          1,163            507
                                                                                    -----------------------------------------
                                                                                        202,389        269,662        644,763
                                                                                    -----------------------------------------
Total benefits and expenses                                                           1,182,656      1,457,697      1,965,044
                                                                                    -----------------------------------------
Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)
    on investments                                                                      163,789        177,280        (14,991)
Dividends to policyholders                                                                   31             31             33
                                                                                    -----------------------------------------
Gain (loss) from operations before federal income tax expense (benefit)
    and net realized capital gains (losses) on investments                              163,758        177,249        (15,024)
Federal income tax expense (benefit)                                                     42,354         55,430         (2,141)
                                                                                    -----------------------------------------
Income (loss) from operations before net realized capital gains (losses) on
    investments                                                                         121,404        121,819        (12,883)
Net realized capital gains (losses) on investments (net of related federal income
    taxes and amounts transferred to interest maintenance reserve)                           39           (357)        (1,387)
                                                                                    -----------------------------------------
Net income (loss)                                                                   $   121,443    $   121,462    $   (14,270)
                                                                                    =========================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                          TOTAL
                                                             COMMON        PAID-IN       UNASSIGNED    CAPITAL AND
                                                              STOCK        SURPLUS        SURPLUS        SURPLUS
                                                           -------------------------------------------------------
Balance at January 1, 2002                                 $     2,500   $   150,107    $    95,118    $   247,725
    Net loss                                                         -             -        (14,270)       (14,270)
    Change in net unrealized capital gains and losses                -             -          7,352          7,352
    Change in non-admitted assets                                    -             -        (14,715)       (14,715)
    Change in asset valuation reserve                                -             -         (5,305)        (5,305)
    Change in liability for reinsurance in  unauthorized
       companies                                                     -             -         (1,133)        (1,133)
    Cumulative effect of change in accounting principles             -             -         (6,789)        (6,789)
    Change in surplus in separate accounts                           -             -         (1,072)        (1,072)
    Change in net deferred income tax asset                          -             -         29,670         29,670
    Dividend to stockholder                                          -             -        (24,000)       (24,000)
    Tax benefits on stock options exercised                          -             -             28             28
    Surplus effect of reinsurance transaction                        -             -         (1,185)        (1,185)
                                                           -------------------------------------------------------
Balance at December 31, 2002                                     2,500       150,107         63,699        216,306
    Net income                                                       -             -        121,462        121,462
    Change in net unrealized capital gains and losses                -             -         (6,216)        (6,216)
    Change in non-admitted assets                                    -             -         (8,855)        (8,855)
    Change in asset valuation reserve                                -             -          3,099          3,099
    Change in liability for reinsurance in  unauthorized
       companies                                                     -             -          1,133          1,133
    Change in surplus in separate accounts                           -             -          2,084          2,084
    Change in net deferred income tax asset                          -             -         16,855         16,855
    Surplus effect of reinsurance transaction                        -             -         (1,185)        (1,185)
                                                           -------------------------------------------------------
Balance at December 31, 2003                                     2,500       150,107        192,076        344,683

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                                                TOTAL
                                                          COMMON      PAID-IN    UNASSIGNED  CAPITAL AND
                                                          STOCK       SURPLUS     SURPLUS      SURPLUS
                                                        ------------------------------------------------
Balance at December 31, 2003                            $     2,500 $   150,107 $   192,076  $   344,683
    Net income                                                    -           -     121,443      121,443
    Change in net unrealized capital gains and losses             -           -      12,477       12,477
    Change in non-admitted assets                                 -           -     (23,892)     (23,892)
    Change in asset valuation reserve                             -           -      (3,552)      (3,552)
    Change in surplus in separate accounts                        -           -         356          356
    Change in net deferred income tax asset                       -           -      26,679       26,679
    Dividend to stockholder                                       -           -    (200,000)    (200,000)
    Surplus effect of reinsurance transaction                     -           -      (1,185)      (1,185)
    Contributed surplus related to stock appreciation
       rights plan of indirect parent                             -           -         912          912
                                                        ------------------------------------------------
Balance at December 31, 2004                            $     2,500 $   150,107 $   125,314  $   277,921
                                                        ================================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                             YEAR ENDED DECEMBER 31
                                                                       2004           2003           2002
                                                                    -----------------------------------------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                              $ 1,148,270    $ 1,446,609    $ 1,740,602
Net investment income received                                           97,348         88,528         47,685
Miscellaneous income received                                           103,115         98,059        158,186
Benefit and loss related payments                                      (985,923)    (1,104,098)      (917,590)
Commissions, expenses paid and aggregate write-ins for deductions      (255,745)      (251,495)      (293,555)
Net transfers to separate accounts and protected cell accounts           51,024        (74,921)      (245,977)
Dividends paid to policyholders                                             (31)           (31)           (34)
Federal and foreign income taxes received (paid)                        (38,301)       (72,358)         5,694
                                                                    -----------------------------------------
Net cash provided by operating activities                               119,757        130,293        495,011

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
    Bonds                                                               639,637        634,124        487,270
    Stocks                                                                  683              -            100
    Mortgage loans on real estate                                           258          1,218          3,288
    Real estate                                                               -            873              -
    Other invested assets                                                     -              -              7
    Miscellaneous proceeds                                               30,831              -            102
                                                                    -----------------------------------------
Total investment proceeds                                               671,409        636,215        490,767

Cost of investments acquired:
    Bonds                                                              (588,219)    (1,051,086)      (723,455)
    Stocks                                                                 (650)        (1,500)          (100)
    Mortgage loans on real estate                                        (7,500)             -              -
    Real estate                                                             (67)           (35)            (6)
    Other invested assets                                                  (544)        (4,870)        (2,902)
    Miscellaneous applications                                             (295)             -              -
                                                                    -----------------------------------------
Total cost of investments acquired                                     (597,275)    (1,057,491)      (726,463)
Net decrease (increase) in policy loans                                 (10,766)         7,046          9,239
                                                                    -----------------------------------------
Net cost of investments acquired                                       (608,041)    (1,050,445)      (717,224)
                                                                    -----------------------------------------
Net cash provided by (used in) investing activities                      63,368       (414,230)      (226,457)

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                                    YEAR ENDED DECEMBER 31
                                                                               2004         2003         2002
                                                                             -----------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
    Net deposits on deposit-type contracts and other insurance liabilities         830          853       (3,597)
    Dividends to stockholders                                                 (200,000)           -      (24,000)
    Other cash provided (applied)                                              (31,092)     (51,760)      23,523
                                                                             -----------------------------------
Net cash used in financing and miscellaneous activities                       (230,262)     (50,907)      (4,074)
                                                                             -----------------------------------
Net increase (decrease) in cash and short-term investments                     (47,137)    (334,844)     264,480
Cash and short-term investments at beginning of year                            70,716      405,560      141,080
                                                                             -----------------------------------
Cash and short-term investments at end of year                               $  23,579    $  70,716    $ 405,560
                                                                             ===================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

   1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2004, 2003, and 2002 net realized capital gains (losses) of $1,507, $402, and $(322), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $705, $952, and $1,080, for the years ended December 31, 2004, 2003, and 2002, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $231, $44, and $0 has been excluded for the years ended December 31, 2004, 2003, and 2002, respectively, with respect to such practices.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Premiums received and benefits paid for annuity

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recoverable losses have been reported as a reduction of premium income and benefits, respectively.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders.

The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See notes 5 and 7). The Company received variable contract premiums of $1,061,630, $1,240,215, and $ 1,335,079 in 2004, 2003, and 2002,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $912 for the year ended December 31, 2004.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2. ACCOUNTING CHANGES

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment Contracts Liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

   Receivable for Securities and Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate fair values.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                DECEMBER 31
                                                   2004                            2003
                                       -----------------------------   -----------------------------
                                         CARRYING                        CARRYING
                                          AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                       -----------------------------   -----------------------------
ADMITTED ASSETS
Cash and short-term investments        $      23,579   $      23,579   $      70,716   $      70,716
Bonds                                        670,025         675,032         724,633         735,591
Common stocks, other than affiliates               -               -             646             646
Mortgage loans on real estate                 16,912          18,502           9,668          10,795
Receivable for securities                        295             295               -               -
Policy loans                                 279,658         279,658         268,892         268,892
Separate account assets                    8,875,501       8,875,501       8,116,308       8,116,308

LIABILITIES
Investment contract liabilities              786,613         783,509         822,119         819,715
Payable for securities                        31,061          31,061           3,369           3,369
Separate account annuity liabilities       5,742,629       5,742,629       5,400,842       5,400,842

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS

The carrying amount and estimated fair value of investments in bonds are as follows:

                                                                           GROSS         GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES 12    LOSSES LESS  ESTIMATED
                                                CARRYING    UNREALIZED   MONTHS OR      THAN 12       FAIR
                                                 AMOUNT        GAINS        MORE         MONTHS      VALUE
                                               --------------------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $  211,659   $      498   $        -   $      806   $  211,351
  State, municipal and other government             4,616          350            -            -        4,966
  Public utilities                                 29,478        1,075            -           16       30,537
  Industrial and miscellaneous                    199,430        6,251          615        1,213      203,853
  Mortgage and other asset-backed securities      224,842          685          215          987      224,325
                                               --------------------------------------------------------------
Total bonds                                    $  670,025   $    8,859   $      830   $    3,022   $  675,032
                                               ==============================================================

                                                                           GROSS         GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES 12    LOSSES LESS   ESTIMATED
                                                CARRYING    UNREALIZED   MONTHS OR      THAN 12        FAIR
                                                 AMOUNT        GAINS        MORE         MONTHS       VALUE
                                               --------------------------------------------------------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $  239,928   $    1,557   $        -   $      154   $  241,331
  State, municipal and other government             3,595          319            -            -        3,914
  Public utilities                                 31,628        1,266            -            5       32,889
  Industrial and miscellaneous                    222,029        8,358          138          883      229,366
  Mortgage and other asset-backed securities      227,453        1,475            3          834      228,091
                                               --------------------------------------------------------------
Total bonds                                    $  724,633   $   12,975   $      141   $    1,876   $  735,591
                                               ==============================================================

The estimated fair value of bonds with gross unrealized losses is as follows:

                                               LOSSES 12    LOSSES LESS
                                               MONTHS OR      THAN 12
                                                 MORE         MONTHS        TOTAL
                                               -------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies        $        -   $   175,961   $  175,961
  Public utilities                                      -         3,135        3,135
  Industrial and miscellaneous                      4,751        90,964       95,715
  Mortgage and other asset-backed securities       10,594       142,172      152,766
                                               -------------------------------------
                                               $   15,345   $   412,232   $  427,577
                                               =====================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

                                                LOSSES 12     LOSSES LESS
                                                MONTHS OR       THAN 12
                                                  MORE          MONTHS          TOTAL
                                               -----------------------------------------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies        $         -    $    20,108    $    20,108
  State, municipal and other government                  -              -
  Public utilities                                       -          2,984          2,984
  Industrial and miscellaneous                         381         46,853         47,234
  Mortgage and other asset-backed securities           258        103,288        103,546
                                               -----------------------------------------
                                               $       639    $   173,233    $   173,872
                                               =========================================

The carrying amount and fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                          ESTIMATED
                                              CARRYING      FAIR
                                               AMOUNT       VALUE
                                             -----------------------
Due in one year or less                      $   32,611   $   32,591
Due one through five years                      298,351      299,455
Due five through ten years                       78,613       82,046
Due after ten years                              35,608       36,615
                                             -----------------------
                                                445,183      450,707
Mortgage and other asset-backed securities      224,842      224,325
                                             -----------------------
                                             $  670,025   $  675,032
                                             =======================

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                       2004        2003        2002
                                                     --------------------------------
Interest on bonds                                    $ 32,456    $ 27,431    $  9,357
Dividends from common stock of affiliated entities     39,460      40,033      16,921
Interest on mortgage loans on real estate                 769         792         871
Rental income on home office properties                 7,440       7,747       7,381
Interest on policy loans                               16,739      16,592      17,364
Other investment income                                 1,180       2,020       3,308
                                                     --------------------------------
Gross investment income                                98,044      94,615      55,202
Investment expenses                                    (7,250)     (6,884)     (6,704)
                                                     --------------------------------
Net investment income                                $ 90,794    $ 87,731    $ 48,498
                                                     ================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                     YEAR ENDED DECEMBER 31
                                2004         2003         2002
                              -----------------------------------
Proceeds                      $ 639,637    $ 634,124    $ 487,270
                              ===================================
Gross realized gains          $   3,718    $     447    $   2,119
Gross realized losses            (1,249)        (107)      (3,955)
                              -----------------------------------
Net realized gains (losses)   $   2,469    $     340    $  (1,836)
                              ===================================

At December 31, 2004, bonds with an aggregate carrying value of $3,052 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

                                                                REALIZED
                                                     -----------------------------
                                                        YEAR ENDED DECEMBER 31
                                                      2004       2003       2002
                                                     -----------------------------
Bonds                                                $ 2,469    $   340    $(1,836)
Other invested assets                                      -          -        102
                                                     -----------------------------
                                                       2,469        340     (1,734)
Tax benefit (expense)                                   (923)      (296)        26
Transfer to (from) interest maintenance reserve       (1,507)      (401)       321
                                                     -----------------------------
Net realized capital gains (losses) on investments   $    39    $  (357)   $(1,387)
                                                     =============================

                                                    CHANGES IN UNREALIZED
                                                --------------------------------
                                                    YEAR ENDED DECEMBER 31
                                                  2004        2003        2002
                                                --------------------------------
Common stocks                                   $ 15,107    $ (3,259)   $ 10,576
Mortgage loans on real estate                          -           -         350
Other invested assets                             (2,630)     (2,957)     (3,574)
                                                --------------------------------
Change in unrealized capital gains and losses   $ 12,477    $ (6,216)   $  7,352
                                                ================================

Gross unrealized gains (losses) on common stocks were as follows:

                           UNREALIZED
                       --------------------
                           DECEMBER 31
                         2004        2003
                       --------------------
Unrealized gains       $ 29,544    $ 13,654
Unrealized losses        (1,590)       (807)
                       --------------------
Net unrealized gains   $ 27,954    $ 12,847
                       ====================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

During 2004, the Company issued one mortgage loan at an interest rate of 5.67%. During 2003 and 2002, the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2004, 2003, and 2002, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the asset valuation reserve of $137 and $92, respectively.

5. REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                               YEAR ENDED DECEMBER 31
                         2004           2003           2002
                      -----------------------------------------
Direct premiums       $ 1,202,558    $ 1,504,347    $ 1,854,568
Reinsurance ceded         (53,745)       (59,642)      (111,525)
                      -----------------------------------------
Net premiums earned   $ 1,148,813    $ 1,444,705    $ 1,743,043
                      =========================================

The Company received reinsurance recoveries in the amount of $31,129, $30,055, and $30,380 during 2004, 2003 and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $9,905 and $4,534, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2004 and 2003 of $68,708 and $72,516, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

5. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2004, 2003, and 2002, the amount charged directly to unassigned surplus was $1,185. At December 31, 2004, the Company holds collateral in the form of letters of credit of $91,800 from the ceding company.

6. INCOME TAXES

The main components of deferred tax amounts are as follows:

                                               DECEMBER 31
                                             2004       2003
                                           -------------------
Deferred income tax assets:
  Section 807(f) adjustment                $    122   $    261
  Tax basis deferred acquisition costs       91,620     89,467
  Reserves                                  120,055    106,540
  Other                                       8,158      8,594
                                           -------------------
Total deferred income tax assets           $219,955   $204,862
                                           ===================
Deferred income tax assets - nonadmitted   $107,119   $ 82,596
                                           ===================
Deferred income tax liabilities:
  Section 807(f) adjustment - liabilities  $ 79,417   $ 90,797
  Other                                         581        787
                                           -------------------
Total deferred income tax liabilities      $ 79,998   $ 91,584
                                           ===================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                     YEAR ENDED DECEMBER 31
                                                      2004           2003
                                                     ----------------------
Change in net deferred income tax asset              $26,679        $16,855
Change in deferred income tax assets - nonadmitted    24,523          8,957

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

                                                                      YEAR ENDED DECEMBER 31
                                                                   2004        2003        2002
                                                                 --------------------------------
Income tax expense (benefit) computed at the federal statutory
   rate (35%)                                                    $ 57,315    $ 62,037    $ (5,259)
Deferred acquisition costs - tax basis                              2,153       4,149      11,920
Amortization of IMR                                                  (247)       (333)       (378)
Depreciation                                                         (267)       (290)       (413)
Dividends received deduction                                      (19,960)    (20,808)     (9,863)
Low income housing credits                                         (3,157)     (3,150)     (2,914)
Prior year over accrual                                           (13,204)    (11,583)    (27,856)
Reinsurance transactions                                             (415)       (415)       (415)
Reserves                                                           22,156      27,407      34,358
Other                                                              (2,020)     (1,584)     (1,321)
                                                                 --------------------------------
Federal income tax expense (benefit)                             $ 42,354    $ 55,430    $ (2,141)
                                                                 ================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2004). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. An examination is underway for 2001 through 2003.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                                  DECEMBER 31
                                                                       2004                        2003
                                                             ------------------------    ------------------------
                                                                            PERCENT                     PERCENT
                                                               AMOUNT       OF TOTAL       AMOUNT       OF TOTAL
                                                             ------------------------    ------------------------
Subject to discretionary withdrawal with market value
   adjustment                                                $   14,821             0%   $   11,308             0%
Subject to discretionary withdrawal at book value less
   surrender charge                                             260,441             4%      311,643             5%
Subject to discretionary withdrawal at market value           5,742,629            87%    5,400,842            86%
Subject to discretionary withdrawal at book value (minimal
   or no charges or adjustments)                                556,284             9%      556,620             9%
Not subject to discretionary withdrawal                          14,326             0%       13,556             0%
                                                             ------------------------    ------------------------
                                                              6,588,501           100%    6,293,969           100%
                                                                           ==========                  ==========
Less reinsurance ceded                                           50,473                      62,146
                                                             ----------                  ----------
Total policy reserves on annuities and deposit fund
   liabilities                                               $6,538,028                  $6,231,823
                                                             ==========                  ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                                      YEAR ENDED DECEMBER 31
                                                                                 2004           2003          2002
                                                                              ----------------------------------------
Transfers as reported in the summary of operations of the separate accounts statement:
     Transfers to separate accounts                                           $ 1,061,629    $ 1,240,215   $ 1,335,079
     Transfers from separate accounts                                           1,113,867      1,221,216       990,726
                                                                              ----------------------------------------
Net transfers to separate accounts                                                (52,238)        18,999       344,353
Other                                                                              (1,205)         1,394           420
                                                                              ----------------------------------------
Transfers as reported in the summary of operations of the life, accident and health annual statement
                                                                              $   (53,443)   $    20,393   $   344,773
                                                                              ========================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed living benefits as follows:

                                               SUBJECTED                   REINSURANCE
                                                ACCOUNT       AMOUNT OF      RESERVE
YEAR     BENEFIT AND TYPE OF RISK               VALUE       RESERVE HELD      CREDIT
--------------------------------------------------------------------------------------
2004     Guaranteed Minimum Income Benefit    $1,746,000    $     17,700   $     3,500
2003     Guaranteed Minimum Income Benefit    $1,648,000    $     13,600   $     4,000

For Variable Annuities with Guaranteed Living Benefits ("VAGLB"), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed death benefits as follows:

                                               SUBJECTED                   REINSURANCE
                                                ACCOUNT       AMOUNT OF      RESERVE
YEAR     BENEFIT AND TYPE OF RISK               VALUE       RESERVE HELD      CREDIT
--------------------------------------------------------------------------------------
2004     Guaranteed Minimum Death Benefit     $6,151,000    $     61,900   $    44,200
2003     Guaranteed Minimum Death Benefit     $6,191,000    $     70,300   $    55,200

For Variable Annuities with Minimum Guaranteed Death Benefits ("MGDB"), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                    GROSS    LOADING     NET
                                   ---------------------------
DECEMBER 31, 2004
Ordinary direct renewal business   $ 1,085   $   337   $ 1,422
Ordinary new business                1,183       419     1,602
                                   ---------------------------
                                   $ 2,268   $   756   $ 3,024
                                   ===========================
DECEMBER 31, 2003
Ordinary direct renewal business   $   387   $   126   $   513
Ordinary new business                1,337        89     1,426
                                   ---------------------------
                                   $ 1,724   $   215   $ 1,939
                                   ===========================

8. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities, is $121,404.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

9. CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

10. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2004, 2003 and 2002, the Company sold $45,723, $31,554, and $33,160, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

11. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,303, $1,507, and $1,734 for the years ended December 31, 2004, 2003, and 2002, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $807, $858, and $967 for the years ended December 31, 2004, 2003, and 2002, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

11. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2004, 2003, and 2002 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $153, and $203 for the years ended December 31, 2004, 2003, and 2002, respectively.

12. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $108,339, $19,705, and $20,371, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2004, 2003, and 2002, the Company received $89,072, $5,775, and $3,673, respectively, for such services, which approximates their cost.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $520, $435, and $256, respectively, to affiliates.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

12. RELATED PARTY TRANSACTIONS (CONTINUED)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2004 and 2003, the cash surrender value of these policies was $57,331 and $55,024, respectively.

The company paid common stock dividends of $200,000 and $24,000 during 2004 and 2002, respectively. The dividend paid in 2004 was approved by the Insurance Department of the State of Ohio as an extraordinary dividend.

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,404 and $3,423 and an offsetting premium tax benefit of $743 and $762 at December 31, 2004 and 2003, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $374, $24, and $70, for the years ended December 31, 2004, 2003, and 2002, respectively.

The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2004 and 2003, the value of securities loaned amounted to $189 and $124,332, respectively.

There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission ("SEC"). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.

                            Statutory-Basis Financial
                               Statement Schedules

                   Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2004

SCHEDULE I

                                                                                                   AMOUNT AT
                                                                                                     WHICH
                                                                                        FAIR     SHOWN IN THE
                           TYPE OF INVESTMENT                              COST (1)     VALUE    BALANCE SHEET
--------------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
    United States Government and government agencies and authorities     $  211,732  $  211,427  $     211,732
    States, municipalities, and political subdivisions                       45,103      45,105         45,103
    Foreign governments                                                       4,115       4,458          4,115
    Public utilities                                                         29,478      30,537         29,478
    All other corporate bonds                                               379,597     383,505        379,597
                                                                         -------------------------------------
Total fixed maturities                                                      670,025     675,032        670,025
Mortgage loans on real estate                                                16,912                     16,912
Home office properties                                                       41,003                     41,003
Policy loans                                                                279,658                    279,658
Cash and short-term investments                                              23,579                     23,579
Other invested assets                                                        18,473                     18,473
Receivable for securities                                                       295                        295
                                                                         ----------              -------------
Total investments                                                        $1,049,945              $   1,049,945
                                                                         ==========              =============

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III

                               FUTURE POLICY    POLICY AND                         NET
                               BENEFITS AND      CONTRACT        PREMIUM        INVESTMENT
                                 EXPENSES       LIABILITIES      REVENUE         INCOME*
                               -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life                $     431,843   $      22,129   $     572,975   $      32,781
Group life and health                 13,589             100             388             964
Annuity                              771,293               -         575,450          57,049
                               -------------------------------------------------------------
                               $   1,216,725   $      22,229   $   1,148,813   $      90,794
                               =============================================================
YEAR ENDED DECEMBER 31, 2003
Individual life                $     412,473   $      12,763   $     552,849   $      31,348
Group life and health                 12,823             176             496             944
Annuity                              808,079               -         891,360          55,439
                               -------------------------------------------------------------
                               $   1,233,375   $      12,939   $   1,444,705   $      87,731
                               =============================================================
YEAR ENDED DECEMBER 31, 2002
Individual life                $     404,935   $      12,874   $     610,634   $      21,194
Group life and health                 13,059             100             560             639
Annuity                              728,193               -       1,131,849          26,665
                               -------------------------------------------------------------
                               $   1,146,187   $      12,974   $   1,743,043   $      48,498
                               =============================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III (CONTINUED)

                               BENEFITS,
                                CLAIMS,
                               LOSSES AND     OTHER
                               SETTLEMENT   OPERATING       PREMIUM
                                EXPENSES    EXPENSES*       WRITTEN
                               -------------------------------------
YEAR ENDED DECEMBER 31, 2004
Individual life                $  208,923   $  263,981    $        -
Group life and health                 887        1,260           790
Annuity                           770,457      (62,852)            -
                               -------------------------------------
                               $  980,267   $  202,389    $      790
                               =====================================
YEAR ENDED DECEMBER 31, 2003
Individual life                $  185,642   $  275,352    $        -
Group life and health               2,530         (769)          863
Annuity                           999,863       (4,921)            -
                               -------------------------------------
                               $1,188,035   $  269,662    $      863
                               =====================================
YEAR ENDED DECEMBER 31, 2002
Individual life                $  176,010   $  484,535    $        -
Group life and health               5,626       (4,316)          917
Annuity                         1,138,645      164,544             -
                               -------------------------------------
                               $1,320,281   $  644,763    $      917
                               =====================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                               ASSUMED                      PERCENTAGE OF
                                                CEDED TO         FROM                          AMOUNT
                                  GROSS          OTHER          OTHER           NET          ASSUMED TO
                                  AMOUNT       COMPANIES      COMPANIES        AMOUNT           NET
                               --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004
Life insurance in force        $ 81,890,006   $ 30,314,062   $          -   $ 51,575,944                0%
                               ==========================================================================
Premiums:
    Individual life            $    615,380   $     42,405   $          -   $    572,975                0%
    Group life and health               790            402              -            388                0
    Annuity                         586,388         10,938              -        575,450                0
                               --------------------------------------------------------------------------
                               $  1,202,558   $     53,745   $          -   $  1,148,813                0%
                               ==========================================================================
YEAR ENDED DECEMBER 31, 2003
Life insurance in force        $ 79,220,097   $ 25,368,242   $          -   $ 53,851,855                0%
                               ==========================================================================
Premiums:
    Individual life            $    593,641   $     40,792   $          -   $    552,849                0%
    Group life                          863            367                           496                0
    Annuity                         909,843         18,483                       891,360                0
                               --------------------------------------------------------------------------
                               $  1,504,347   $     59,642   $          -   $  1,444,705                0%
                               ==========================================================================

YEAR ENDED DECEMBER 31, 2002
Life insurance in force        $ 79,096,314   $ 21,759,884   $          -   $ 57,336,430                0%
                               ==========================================================================
Premiums:
    Individual life            $    653,642   $     43,008   $          -   $    610,634                0%
    Group life                          917            357              -            560                0
    Annuity                       1,200,009         68,160              -      1,131,849                0
                               --------------------------------------------------------------------------
                               $  1,854,568   $    111,525   $          -   $  1,743,043                0%
                               ==========================================================================

                           PART C: OTHER INFORMATION

ITEM 26.        EXHIBITS

(a)   Board of Directors Resolution(1)

(b)   Custodian Agreements (Not Applicable)

(c)   Underwriting Contracts(1)

      i.    Principal Underwriting Agreement(1)

      ii.   Selected Broker Agreement(1)

(d)   Contracts

      i.    Specimen Variable Adjustable Life Insurance Policy(1)

      ii.   Amendatory Endorsement(7)

(e)   Applications(1)

(f)   Depositor's Certificate of Incorporation and By-Laws

      i.    Second Amended Articles of Incorporation of Western Reserve(2)

      ii.   Amended Code of Regulations (By-Laws) of Western Reserve(2)

(g)   Reinsurance Contracts

      i.    Reinsurance Treaty dated July 1, 2002(12)

(h)   Participation Agreements

      i.    Participation Agreement regarding BT Insurance Funds Trust (3)

      ii. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund(5)

            b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II(5)

            c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III(5)

      iii.  Participation Agreement regarding PIMCO Variable Insurance Trust(5)

            a. Second Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio(10)

      iv. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(5)

      v.    Participation Agreement regarding Janus Aspen Series(5)

      vi. Participation Agreement regarding INVESCO Variable Investment Funds, Inc.(4)

      vii. Participation Agreement regarding Universal Institutional Funds, Inc.(7)

      viii a. Participation Agreement regarding Vanguard Variable Insurance Funds(8)

            b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(12)

      ix.   Participation Agreement regarding Royce Capital Fund(9)

      x.    Participation Agreement regarding Rydex Variable Trust(10)

      xi.   Participation Agreement regarding Gateway Variable Insurance Trust
            (10)

      xii. a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(10)

            b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(12)

      xiii. Participation Agreement regarding Third Avenue Variable Insurance Trust (10)

      xiv.  Participation Agreement regarding PBHG Insurance Series Fund(10)

      xv.   a. Participation Agreement regarding AIM Variable Insurance
            Funds(13)

            b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(13)

      xvi.  Participation Agreement regarding American Funds Insurance Series(*)

(i)   Administrative Contracts

      i.    Third Party Administration and Transfer Agent Agreement(11)

(j)   Other Material Contracts

      i.    Power of Attorney(3)

      ii.   Power of Attorney for Jerome A. Vahl(6)

      iii.  Power of Attorney for Kevin Bachmann(10)

      iv.   Power of Attorney for Brenda K. Clancy(10)

      v.    Power of Attorney for Michael W. Kirby(10)

      vi.   Power of Attorney for Paul Reaburn(10)

      vii.  Power of Attorney for Jerome C. Vahl(10)

      viii. Power of Attorney for Allan J. Hamilton(13)

      ix.   Power of Attorney for Ron Wagley(13)

      x.    Power of Attorney for Allan J. Hamilton(14)

      xi.   Power of Attorney for Brenda K. Clancy(14)

      xii.  Power of Attorney for Arthur C. Schneider(14)

      xiii. Power of Attorney for Charles T. Boswell(14)

      xiv.  Power of Attorney for Christopher H. Garrett(14)

      xv.   Power of Attorney for Kenneth Kilbane(14)

(k)   Legal Opinion(1)

(l)   Actuarial Opinion (Not Applicable)

(m)   Calculation (Not Applicable)

(n)   Other Opinions

      i.    Consent of Ernst & Young LLP*

      ii.   Consent of Sutherland Asbill & Brennan LLP*

(o)   Omitted Financial Statements (Not Applicable)

(p)   Initial Capital Agreements (Not Applicable)

(q)   Redeemability Exemption

      i. Memorandum describing issuance, transfer and redemption procedures(3)

*     Filed herewith.

(1) Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(13) Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 registration statement filed April 30, 2004. (File No. 333-57681).

(14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 registration statement filed February 24, 2005. (File No. 333-57681).

ITEM  27.       DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                PRINCIPAL BUSINESS
              NAME               BUSINESS ADDRESS           POSITION
----------------------          ------------------          ----------------------------------
Ron Wagley                              (3)                 Chairman of the Board
Paul Reaburn                            (1)                 Director and Vice President
William H. Geiger                       (2)                 Senior Vice President, Corporate
                                                            Counsel and Group Vice-President -
                                                            Compliance and Secretary
Kenneth Kilbane                         (3)                 Director and Senior Vice President
Arthur C. Schneider                     (1)                 Director
Brenda K. Clancy                        (1)                 President
Charles T. Boswell                      (2)                 Chief Executive Officer
Allan J. Hamilton                       (2)                 Vice President, Treasurer and
                                                            Controller
Christopher H. Garret                   (1)                 Actuary and Chief Financial Officer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, Florida 33716

(3) 1150 South Olive, Los Angeles, California 90015

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT



                                                    JURISDICTION
                                                         OF               PERCENT OF VOTING
             NAME                                   INCORPORATION          SECURITIES OWNED        BUSINESS
---------------------------------------------   --------------------   -------------------------   --------------------------------
Academy Alliance Holdings Inc.                         Canada          100% Creditor Resources,    Holding company
                                                                       Inc.
Academy Alliance Insurance Inc.                        Canada          100% Creditor Resources,    Insurance
                                                                       Inc.
Academy Insurance Group, Inc.                         Delaware         100% Commonwealth General   Holding company
                                                                       Corporation
Academy Life Insurance Co.                            Missouri         100% Academy Insurance      Insurance company
                                                                       Group, Inc.
ADB Corporation, L.L.C.                               Delaware         100% Money Services, Inc.   Special purpose limited
                                                                                                   Liability company
AEGON Alliances, Inc.                                 Virginia         100% Benefit Plans, Inc.    General agent
AEGON Asset Management Services, Inc.                 Delaware         100% AUSA Holding Co.       Registered investment advisor
AEGON Assignment Corporation                          Illinois         100% AEGON Financial        Administrator of structured
                                                                       Services Group, Inc.        settlements
AEGON Assignment Corporation of                       Kentucky         100% AEGON Financial        Administrator of structured
Kentucky                                                               Services Group, Inc.        settlements
AEGON Canada Inc. ("ACI")                              Canada          100% TIHI                   Holding company
AEGON Capital Management, Inc.                         Canada          100% AEGON Canada Inc.      Investment counsel and portfolio
                                                                                                   manager
AEGON Dealer Services Canada, Inc.                     Canada          100% 1490991 Ontario        Mutual fund dealer
                                                                       Limited
AEGON Derivatives N.V.                               Netherlands       100% AEGON N.V.             Holding company
AEGON Direct Marketing Services, Inc.                 Maryland         100% Monumental Life        Marketing company
                                                                       Insurance Company
AEGON DMS Holding B.V.                               Netherlands       100% AEGON International    Holding company
                                                                       N.V.
AEGON Financial Services Group, Inc.                  Minnesota        100% Transamerica Life      Marketing
                                                                       Insurance Co.
AEGON Fund Management, Inc.                            Canada          100% AEGON Canada Inc.      Mutual fund issuer
AEGON Funding Corp.                                   Delaware         100% AEGON USA, Inc.        Issue debt securities-net
                                                                                                   proceeds used to make loans to
                                                                                                   affiliates
AEGON Funding Corp. II                                Delaware         100% Transamerica Corp.     Issue debt securities-net
                                                                                                   proceeds used to make loans to
                                                                                                   affiliates
AEGON Institutional Markets, Inc.                     Delaware         100% Commonwealth General   Provider of investment,
                                                                       Corporation                 marketing and admin. services to
                                                                                                   ins. cos.
AEGON International N.V.                             Netherlands       100% AEGON N.V.             Holding company
AEGON Management Company                               Indiana         100% AEGON U.S. Holding     Holding company
                                                                       Corporation
AEGON N.V.                                           Netherlands       22.72% of Vereniging        Holding company
                                                                       AEGON Netherlands
                                                                       Membership Association

AEGON Nederland N.V.                                 Netherlands       100% AEGON N.V.             Holding company
AEGON Nevak Holding B.V.                             Netherlands       100% AEGON N.V.             Holding company
AEGON Structured Settlements, Inc.                    Kentucky         100% Commonwealth General   Administers structured
                                                                       Corporation                 settlements of plaintiff's
                                                                                                   physical injury claims against
                                                                                                   property and casualty insurance
                                                                                                   companies

AEGON U.S. Corporation                                  Iowa           AEGON U.S. Holding          Holding company
                                                                       Corporation owns 10,024
                                                                       shares (75.58%); AEGON
                                                                       USA, Inc. owns 3,238
                                                                       shares (24.42%)

AEGON U.S. Holding Corporation                        Delaware         1046 shares of Common       Holding company
                                                                       Stock owned by
                                                                       Transamerica Corp.; 225
                                                                       shares of Series A
                                                                       Preferred Stock owned by
                                                                       Scottish Equitable
                                                                       Finance Limited

AEGON USA Investment Management, Inc.                   Iowa           100% AUSA Holding Co.       Investment advisor

AEGON USA Investment Management, LLC                    Iowa           100% AEGON USA, Inc.        Investment advisor

AEGON USA Real Estate Services, Inc.                  Delaware         100% AEGON USA Realty       Real estate and mortgage
                                                                       Advisors, Inc.              holding company

AEGON USA Realty Advisors, Inc.                         Iowa           100% AUSA Holding Co,       Administrative and investment
                                                                                                   services

AEGON USA Travel and Conference                         Iowa           100% Money Services, Inc.   Travel and conference services
Services LLC
AEGON USA, Inc.                                         Iowa           10 shares Series A          Holding company
                                                                       Preferred Stock owned by
                                                                       AEGON U.S Holding
                                                                       Corporation; 150,000
                                                                       shares of Class B Non-
                                                                       Voting Stock owned by
                                                                       AEGON U.S. Corporation;
                                                                       100 shares Voting Common
                                                                       Stock owned by AEGON U.S
                                                                       Corporation

AEGON/Transamerica Series Fund, Inc.                  Maryland         100% AEGON/Transamerica     Investment advisor, transfer
                                                                       Fund Advisors, Inc.         agent, administrator, sponsor,
                                                                                                   principal underwriter/
                                                                                                   distributor or general partner.

AFSG Securities Corporation                         Pennsylvania       100% Commonwealth General   Broker-Dealer
                                                                       Corporation
ALH Properties Eight LLC                              Delaware         100% FGH USA LLC            Real estate
ALH Properties Eleven LLC                             Delaware         100% FGH USA LLC            Real estate
ALH Properties Fifteen LLC                            Delaware         100% FGH USA LLC            Real estate
ALH Properties Five LLC                               Delaware         100% FGH USA LLC            Real estate
ALH Properties Four LLC                               Delaware         100% FGH USA LLC            Real estate
ALH Properties Nine LLC                               Delaware         100% FGH USA LLC            Real estate
ALH Properties Seven LLC                              Delaware         100% FGH USA LLC            Real estate
ALH Properties Seventeen LLC                          Delaware         100% FGH USA LLC            Real estate
ALH Properties Sixteen LLC                            Delaware         100% FGH USA LLC            Real estate
ALH Properties Ten LLC                                Delaware         100% FGH USA LLC            Real estate
ALH Properties Twelve LLC                             Delaware         100% FGH USA LLC            Real estate
ALH Properties Two LLC                                Delaware         100% FGH USA LLC            Real estate
American Bond Services LLC                              Iowa           100% Transamerica Life      Limited liability company
                                                                       Insurance Company (sole
                                                                       member)

Ammest Realty Corporation                               Texas          100% Monumental Life        Special-purpose subsidiary
                                                                       Insurance Company

Ampac Insurance Agency, Inc.  (EIN 23-              Pennsylvania       100% Academy Insurance      Inactive
2364438)                                                               Group, Inc.

Ampac Insurance Agency, Inc. (EIN 23-1720755)       Pennsylvania       100% Commonwealth General   Provider of management support
                                                                       Corporation                 services

Ampac, Inc.                                             Texas          100% Academy Insurance      Managing general agent
                                                                       Group, Inc.

Apple Partners of Iowa LLC                              Iowa           Members:  58.13%            Hold title on Trustee's Deeds on
                                                                       Monumental Life Insurance   secured property
                                                                       Company; 41.87% Peoples
                                                                       Benefit Life Insurance
                                                                       Company

ARC Reinsurance Corporation                            Hawaii          100% Transamerica Corp,     Property & Casualty Insurance
ARV Pacific Villas, A California Limited             California        General Partners -          Property
Partnership                                                            Transamerica Affordable
                                                                       Housing, Inc. (0.5%);
                                                                       Non- Affiliate of AEGON,
                                                                       Jamboree Housing Corp.
                                                                       (0.5%). Limited Partner:
                                                                       TOLIC (99%)

AUSA Holding Company                                  Maryland         100% AEGON USA, Inc.        Holding company
AUSACAN LP                                             Canada          General Partner - AUSA      Inter-company lending and
                                                                       Holding Co. (1%); Limited   general business
                                                                       Partner - First AUSA Life
                                                                       Insurance Company (99%)

Bankers Financial Life Ins. Co.                        Arizona         100% Voting Common Stock-   Insurance
                                                                       First AUSA Life Insurance
                                                                       Co. Class B Common stock
                                                                       is allocated 75% of total
                                                                       cumulative vote.  Class A
                                                                       Common stock is allocated
                                                                       25% of total cumulative
                                                                       vote.

Bankers Mortgage Company of CA                       California        100% TRS                    Investment management
Bay Area Community Investments I, LLC                California        70% LIICA; 30% Monumental   Investments in low income
                                                                       Life Insurance Company      housing tax credit properties

Bay State Community Investments I, LLC                Delaware         100% Monumental Life        Investments in low income
                                                                       Insurance Company           housing tax credit properties

Bay State Community Investments II, LLC               Delaware         100% Monumental Life        Investments in low income
                                                                       Insurance Company           housing tax credit properties

Benefit Plans, Inc.                                   Delaware         100% Commonwealth General   TPA for Peoples Security Life
                                                                       Corporation                 Insurance Company
BF Equity LLC                                         New York         100% RCC North America      Real estate
                                                                       LLC
Buena Sombra Insurance Agency, Inc.                   Maryland         100% Peoples Benefit Life   Insurance agency
                                                                       Insurance Company
BWAC Credit Corporation                               Delaware         100% TCFCII                 Inactive
BWAC International Corporation                        Delaware         100% TCFCII                 Retail appliance and furniture
                                                                                                   stores
BWAC Seventeen, Inc.                                  Delaware         100% TCFC Asset Holdings,   Holding company
                                                                       Inc.
BWAC Twelve, Inc.                                     Delaware         100% TCFCII                 Holding company
BWAC Twenty-One, Inc.                                 Delaware         100% TCFC Asset Holdings,   Holding company
                                                                       Inc.
Camden Asset Management, LP                              CA            Partners are:  Limited      Investment advisor.
                                                                       Partner - Monumental Life
                                                                       Insurance Company
                                                                       (47.136%); General
                                                                       Partner - non-affiliate
                                                                       of AEGON, Harpenden
                                                                       (38.114%).  Various
                                                                       individuals own the
                                                                       balance of shares.
Canadian Premier Holdings Ltd.                         Canada          100% AEGON DMS Holding      Holding company
                                                                       B.V.
Canadian Premier Life Insurance                        Canada          100% Canadian Premier       Insurance company
Company                                                                Holdings Ltd.
Capital 200 Block Corporation                         Delaware         100% Commonwealth General   Real estate holdings
                                                                       Corporation

Capital General Development                           Delaware         100% Commonwealth General   Holding company
Corporation                                                            Corporation
Capital Liberty, L.P.                                 Delaware         99.0% Monumental Life       Holding company
                                                                       Insurance Company
                                                                       (Limited Partner); 1.0%
                                                                       Commonwealth General
                                                                       Corporation (General
                                                                       Partner)
Common Wealth Insurance Agency Inc.                    Canada          100% Creditor Resources,    Insurance agency
                                                                       Inc.
Commonwealth General Corporation                      Delaware         100% AEGON U.S.             Holding company
("CGC")                                                                Corporation
Consumer Membership Services Canada Inc.               Canada          100% Canadian Premier       Marketing of credit card
                                                                       Holdings Ltd.               protection membership services
                                                                                                   in Canada
Cornerstone International Holdings Ltd.                  UK            100% AEGON DMS Holding      Holding company
                                                                       B.V.
CRC Creditor Resources Canadian                        Canada          100% Creditor Resources,    Insurance agency
Dealer Network Inc.                                                    Inc.

Creditor Resources, Inc.                              Michigan         100% AUSA Holding Co.       Credit insurance
CRI Canada Inc.                                        Canada          100% Creditor Resources,    Holding company
                                                                       Inc.
CRI Credit Group Services Inc.                         Canada          100% Creditor Resources,    Holding company
                                                                       Inc.
Diversified Actuarial Services, Inc.                Massachusetts      100% Diversified            Employee benefit and actuarial
                                                                       Investment Advisors, Inc.   consulting
Diversified Investment Advisors, Inc.                 Delaware         100% AUSA Holding Co.       Registered investment advisor
Diversified Investors Securities Corp.                Delaware         100% Diversified            Broker-Dealer
                                                                       Investment Advisors, Inc.
Edgewood IP, LLC                                        Iowa           100% TOLIC                  Limited liability company
FED Financial, Inc.                                   Delaware         100% Academy Insurance      Special-purpose subsidiary
                                                                       Group, Inc.
FGH Eastern Region LLC                                Delaware         100% FGH USA LLC            Real estate
FGH Realty Credit LLC                                 Delaware         100% FGH Eastern Region     Real estate
                                                                       LLC
FGH USA LLC                                           Delaware         100% RCC North America      Real estate
                                                                       LLC
FGP 109th Street LLC                                  Delaware         100% FGH USA LLC            Real estate
FGP 90 West Street LLC                                Delaware         100% FGH USA LLC            Real estate
FGP Burkewood, Inc.                                   Delaware         100% FGH USA LLC            Real estate
FGP Bush Terminal, Inc.                               Delaware         100% FGH Realty Credit      Real estate
                                                                       LLC
FGP Colonial Plaza, Inc.                              Delaware         100% FGH USA LLC            Real estate
FGP Franklin LLC.                                     Delaware         100% FGH USA LLC            Real estate
FGP Herald Center, Inc.                               Delaware         100% FGH USA LLC            Real estate
FGP Heritage Square, Inc.                             Delaware         100% FGH USA LLC            Real estate
FGP Islandia, Inc.                                    Delaware         100% FGH USA LLC            Real estate
FGP Merrick, Inc.                                     Delaware         100% FGH USA LLC            Real estate
FGP Rockbeach, Inc..                                  Delaware         100% FGH USA LLC            Real estate
FGP West 32nd Street, Inc.                            Delaware         100% FGH USA LLC            Real estate
FGP West Street LLC                                   Delaware         100% FGH USA LLC            Real estate
FGP West Street Two LLC                               Delaware         100% FGH USA LLC            Real estate
Fifth FGP LLC                                         Delaware         100% FGH USA LLC            Real estate
Financial Planning Services, Inc.               District of Columbia   100% Ampac Insurance        Special-purpose subsidiary
                                                                       Agency, Inc. (EIN #27-
                                                                       1720755)
Financial Resources Insurance Agency                    Texas          100% owned by Dan           Retail sale of securities
of Texas                                                               Trivers, VP & Director of   products
                                                                       Operations of
                                                                       Transamerica Financial
                                                                       Advisors, Inc., to
                                                                       comply with Texas
                                                                       insurance law

First FGP LLC                                         Delaware         100% FGH USA LLC            Real estate
Force Financial Group, Inc.                           Delaware         100% Academy Insurance      Special-purpose subsidiary
                                                                       Group, Inc.

Fourth FGP LLC                                        Delaware         100% FGH USA LLC            Real estate
Garnet Assurance Corporation                          Kentucky         100% Life Investors         Investments
                                                                       Insurance Company of
                                                                       America
Garnet Assurance Corporation II                         Iowa           100% Monumental Life        Business investments
                                                                       Insurance Company
Garnet Assurance Corporation III                        Iowa           100% Transamerica           Business investments
                                                                       Occidental Life Insurance
                                                                       Company
Garnet Community Investments I, LLC                   Delaware         100% Life Investors         Securities
                                                                       Insurance Company of
                                                                       America
Garnet Community Investments II, LLC                  Delaware         100% Monumental Life        Securities
                                                                       Insurance Company
Garnet Community Investments III, LLC                 Delaware         100% Transamerica           Business investments
                                                                       Occidental Life Insurance
                                                                       Company
Garnet Community Investments IV, LLC                  Delaware         100% Transamerica           Investments
                                                                       Occidental Life Insurance
                                                                       Company
Garnet Community Investments V, LLC                   Delaware         100% Monumental Life        Investments
                                                                       Insurance Company
Garnet Community Investments VI, LLC                  Delaware         100% Monumental Life        Investments
                                                                       Insurance Company
Garnet LIHTC Fund I, LLC                              Delaware         100% Garnet Community       Investments
                                                                       Investments I, LLC
Garnet LIHTC Fund II, LLC                             Delaware         100% Garnet Community       Investments
                                                                       Investments II, LLC
Garnet LIHTC Fund III, LLC                            Delaware         100% Garnet Community       Investments
                                                                       Investments III, LLC
Garnet LIHTC Fund IV, LLC                             Delaware         100% Garnet Community       Investments
                                                                       Investments IV, LLC
Garnet LIHTC Fund V, LLC                              Delaware         100% Garnet Community       Investments
                                                                       Investments V, LLC
Garnet LIHTC Fund VI, LLC                             Delaware         100% Garnet Community       Investments
                                                                       Investments VI, LLC
Gemini Investments, Inc.                              Delaware         100% TALIAC                 Investment subsidiary
Global Premier Reinsurance Company,                British Virgin      100% Commonwealth General   Reinsurance company
Ltd.                                                                   Corporation

Great Companies, L.L.C.                                 Iowa           47.50% Money Services,      Markets & sells mutual funds &
                                                                       Inc.                        individually managed accounts
Greybox L.L.C.                                        Delaware         100% Transamerica Leasing   Intermodal freight container
                                                                       Holdings, Inc.              interchange facilitation service
Home Loans and Finance Ltd.                             U.K.           100% TIISI                  Inactive - - this entity is in
                                                                                                   the process of being liquidated
Innergy Lending, LLC                                  Delaware         50% World Financial         Lending
                                                                       Group, Inc.; 50% ComUnity
                                                                       Lending, Inc.(non-AEGON
                                                                       entity)
Insurance Consultants, Inc.                           Nebraska         100% Commonwealth General   Brokerage
                                                                       Corporation
InterSecurities, Inc.                                 Delaware         100% AUSA Holding Co.       Broker-Dealer
Investors Warranty of America, Inc.                     Iowa           100% AUSA Holding Co.       Leases business equipment
Iowa Fidelity Life Insurance Co.                       Arizona         Ordinary common stock is    Insurance
                                                                       allowed 60% of total
                                                                       cumulative vote.
                                                                       Participating common
                                                                       stock is allowed 40% of
                                                                       total cumulative vote.
                                                                       First AUSA Life Insurance
                                                                       Co.

JMH Operating Company, Inc.                          Mississippi       100% People's Benefit       Real estate holdings
                                                                       Life Insurance Company

Legacy General Insurance Company                       Canada          100% Canadian Premier       Insurance company
                                                                       Holdings Ltd.
Life Investors Alliance, LLC                          Delaware         100% LIICA                  Purchase, own, and hold the
                                                                                                   equity interest of other
                                                                                                   entities
Life Investors Insurance Company of                     Iowa           504,032 shares Common       Insurance
America                                                                Stock owned by AEGON USA,
                                                                       Inc.; 504,033 shares
                                                                       Series A Preferred Stock
                                                                       owned by AEGON USA, Inc.

Massachusetts Fidelity Trust Co.                        Iowa           100% AUSA Holding Co.       Trust company
Money Concepts (Canada) Limited                        Canada          100% National Financial     Financial services, marketing
                                                                       Corporation                 and distribution
Money Services, Inc.                                  Delaware         100% AUSA Holding Co.       Provides financial counseling
                                                                                                   for employees and agents of
                                                                                                   affiliated companies
Monumental General Administrators, Inc.               Maryland         100% Monumental General     Provides management srvcs. to
                                                                       Insurance Group, Inc.       unaffiliated third party
                                                                                                   administrator
Monumental General Casualty Co.                       Maryland         100% AEGON USA, Inc.        Insurance
Monumental General Insurance Group, Inc.              Maryland         100% AUSA Holding Co.       Holding company

Monumental Life Insurance Company                     Maryland         73.23% Capital General      Insurance Company
                                                                       Development Company;
                                                                       26.77% First AUSA Life
                                                                       Insurance Company

National Association Management and                    Maryland        100% Monumental General     Provides actuarial consulting
Consultant Services, Inc.                                              Administrators, Inc.        services

National Financial Corporation                         Canada          100% AEGON Canada, Inc.     Holding company
National Financial Insurance Agency, Inc.              Canada          100% 1488207 Ontario        Insurance agency
                                                                       Limited
NEF Investment Company                                Calfornia        100% TOLIC                  Real estate development
Parkland Insurance Inc.                                Canada          100% Creditor Resources,    Insurance company
Peoples Benefit Life Insurance Company                  Iowa           Inc. 76.3% Monumental       Insurance Company
                                                                       Life Insurance Company;
                                                                       20% Capital Liberty,
                                                                       L.P.; 3.7% CGC
Peoples Benefit Services, Inc.                      Pennsylvania       100% Veterans Life          Special-purpose subsidiary
                                                                       Insurance Company
Primus Guaranty, Ltd.                                  Bermuda         Partners are:               Provides protection from default
                                                                       Transamerica Life           risk of investment grade
                                                                       Insurance Company (13.1%)   corporate and sovereign issues
                                                                       and non-affiliates of       of financial obligations.
                                                                       AEGON:  XL Capital, Ltd.
                                                                       (34.7%); CalPERS/PCG
                                                                       Corporate Partners Fund,
                                                                       LLC (13.0%); Radian Group
                                                                       (11.1%).
Prisma Holdings, Inc. I                               Delaware         100% AUSA Holding Co.       Holding company
Prisma Holdings, Inc. II                              Delaware         100% AUSA Holding Co.       Holding company
Professional Life & Annuity Insurance Company          Arizona         100% Transamerica Life      Reinsurance
                                                                       Insurance Co.
Pyramid Insurance Company, Ltd.                        Hawaii          100% Transamerica Corp.     Property & Casualty Insurance
QSC Holding, Inc.                                     Delaware         100% AEGON USA Realty       Real estate and financial
                                                                       Advisors, Inc.              software production and sales
Quantitative Data Solutions, LLC                      Delaware         60% owned by TOLIC          Special purpose corporation
Quest Membership Services, Inc.                       Delaware         100% Commonwealth General   Travel discount plan
                                                                       Corporation
RCC North America LLC                                 Delaware         100% AEGON USA, Inc.        Real estate

RCC Properties Limited Partnership                      Iowa           AEGON USA Realty            Limited Partnership
                                                                       Advisors,
                                                                       Inc. is General Partner
                                                                       and 5% owner; all limited
                                                                       partners are RCC entities
                                                                       within the RCC group
Real Estate Alternatives Portfolio 1 LLC              Delaware         Members:  38.356%           Real estate alternatives
                                                                       Transamerica Life           investment
                                                                       Insurance Co.; 34.247%
                                                                       TOLIC; 18.356% LIICA;
                                                                       6.301% Monumental Life
                                                                       Insurance Co.; 2.74%
                                                                       Transamerica Financial
                                                                       Life Insurance Co.
Real Estate Alternatives Portfolio 2 LLC              Delaware         Members:  37.25%            Real estate alternatives
                                                                       Transamerica Life           investment
                                                                       Insurance Co.; 30.75%
                                                                       TOLIC; 22.25% TALIAC;
                                                                       7.5% Transamerica
                                                                       Financial Life Insurance
                                                                       Co.; 2.25% Stonebridge
                                                                       Life Insurance Co.
Real Estate Alternatives Portfolio 3 LLC              Delaware         Members:  27%               Real estate alternatives
                                                                       Transamerica Life           investment
                                                                       Insurance Co.; 23% TOLIC;
                                                                       19% TALIAC; 1%
                                                                       Stonebridge Life
                                                                       Insurance Co.; 11% LIICA;
                                                                       14% PBLIC; 5% MLIC
Real Estate Alternatives Portfolio 3A LLC             Delaware         Members:  33.4% LIICA;      Real estate alternatives
                                                                       32% PBLIC; 10% TOLIC;       investment
                                                                       9.4% MLIC; 9.4%
                                                                       Transamerica Financial
                                                                       Life Insurance Company;
                                                                       4.8% TALIAC; 1%
                                                                       Stonebridge Life
                                                                       Insurance Co.
Realty Information Systems, Inc.                        Iowa           100% AEGON USA Realty       Information Systems for real
                                                                       Advisors, Inc.              estate investment management
Retirement Project Oakmont                               CA            General Partners:           Senior living apartment complex
                                                                       Trransamerica Products,
                                                                       Inc.; TOLIC; Transameirca
                                                                       Oakmont Retirement
                                                                       Associates, a CA limited
                                                                       partnership.  Co-General
                                                                       Partners of Transamerica
                                                                       Oakmont Retirement
                                                                       Associates are
                                                                       Transamerica Oakmont
                                                                       Corp. and Transamerica
                                                                       Products I
                                                                       (Administrative General
                                                                       Partner).
River Ridge Insurance Company                          Vermont         100% AEGON Management       Captive insurance company
                                                                       Company
Roundit, Inc.                                         Maryland         50% AUSA Holding Co.        Financial services
Second FGP LLC                                        Delaware         100% FGH USA LLC            Real estate
Seventh FGP LLC                                       Delaware         100% FGH USA LLC            Real estate
Short Hills Management Company                       New Jersey        100% AEGON U.S. Holding     Holding company
                                                                       Corporation
South Glen Apartments, LLC                              Iowa           100% Transamerica           Limited liability company
                                                                       Affordable Housing, Inc.
Southwest Equity Life Ins. Co.                         Arizona         100% of Common Voting       Insurance
                                                                       Stock AEGON USA, Inc.
Stonebridge Benefit Services, Inc.                    Delaware         100% Commonwealth General   Health discount plan
                                                                       Corporation

Stonebridge Casualty Insurance                          Ohio           197,920 shares of Common    Insurance company
Company                                                                Stock owned by AEGON U.S.
                                                                       Corporation; 302,725
                                                                       shares of Common Stock
                                                                       owned by AEGON USA, Inc.
Stonebridge Group, Inc.                               Delaware         100% Commonwealth General   General purpose corporation
                                                                       Corporation
Stonebridge International Insurance Ltd.                 UK            100% Cornerstone            General insurance company
                                                                       International Holdings
                                                                       Ltd.
Stonebridge International Marketing Ltd.                 UK            100% Cornerstone            Marketing
                                                                       International Holdings
                                                                       Ltd.
Stonebridge Life Insurance Company                     Vermont         100% Commonwealth General   Insurance company
                                                                       Corporation
TA Air X, Corp.                                       Delaware         100% TCFC Air Holdings,     Special purpose corporation
TA Air XI, Corp.                                      Delaware         Inc. 100% TCFC Air          Special purpose corporation
                                                                       Holdings, Inc.
TA Leasing Holding Co., Inc.                          Delaware         100% TFC                    Holding company
TBC III, Inc.                                         Delaware         100% TFCFC Asset            Special purpose corporation
                                                                       Holdings, Inc.
TBK Insurance Agency of Ohio, Inc.                      Ohio           500 shares non-voting       Variable insurance contract
                                                                       common stock owned by       sales in state of Ohio
                                                                       Transamerica Financial
                                                                       Advisors, Inc.; 1 share
                                                                       voting common stock owned
                                                                       by James Krost
TCF Asset Management Corporation                      Colorado         100% TCFC Asset Holdings,   A depository for foreclosed real
                                                                       Inc.                        and personal property
TCFC Air Holdings, Inc.                               Delaware         100% Transamerica           Holding company
                                                                       Commercial Finance
                                                                       Corporation, I
TCFC Asset Holdings, Inc.                             Delaware         100% Transamerica           Holding company
                                                                       Commercial Finance
                                                                       Corporation, I
TCFC Employment, Inc.                                 Delaware         100% Transamerica           Used for payroll for employees
                                                                       Commercial Finance          at TFC
                                                                       Corporation, I
TCFC Tax Holdings, Inc.                               Delaware         100% Transamerica           Holding company
                                                                       Commercial Finance
                                                                       Corporation, I
TFC Properties, Inc.                                  Delaware         100% Transamerica           Holding company
                                                                       Corporation
The AEGON Trust Advisory Board:                       Delaware                                     Voting Trust
Donald J. Shepard, Joseph B.M.
Streppel, Alexander R. Wynaendts, and
Craig D. Vermie
The Gilwell Company                                  California        100% TRS                    Ground lessee of 517 Washington
                                                                                                   Street, San Francisco
The Insurance Agency for the American                 Maryland         100% Veterans Life          Insurance
Working Family, Inc.                                                   Insurance Company
The RCC Group, Inc.                                   Delaware         100% FGH USA LLC            Real estate
The Whitestone Corporation                            Maryland         100% AEGON USA, Inc.        Insurance agency
TIHI Mexico, S. de R.L. de C.V.                        Mexico          95% TIHI; 5% TOLIC          To render and receive all kind
                                                                                                   of administrative, accountant,
                                                                                                   mercantile and financial counsel
                                                                                                   and assistance to and from any
                                                                                                   other Mexican or foreign
                                                                                                   corporation, whether or not this
                                                                                                   company is a shareholder of them

Transamerica Accounts Holding              Delaware     100%TCFC Asset Holdings,
Corporation                                             Inc.

Transamerica Affinity Services, Inc.       Maryland     100% AEGON Direct Marketing Services, Inc.

Transamerica Affordable Housing, Inc.     California    100% TRS

Transamerica Alquiler de Trailers, S.L.     Spain       100% Transamerica Leasing Holdings, inc.

Transamerica Annuity Service              New Mexico    100% TSC
Corporation

Transamerica Aviation LLC                  Delaware     100% TCFC Air Holdings, Inc.

Transamerica Business Technologies         Delaware     100% Transamerica Corp.
Corporation.

Transamerica Capital, Inc.                California    100% AUSA Holding Co.

Transamerica CBO I, Inc.                   Delaware     100% Transamerica Corp.

Transamerica China Investments             Hong Kong    99% TOLIC
Holdings Limited

Transamerica Commercial Finance             Ontario     100% BWAC Seventeen, Inc.
Canada, Limited

Transamerica Commercial Finance            Delaware     100% TFC
Corporation, I

Transamerica Commercial Holdings             U.K.       100% BWAC Twenty-One Inc.
Limited

Transamerica Consultora Y Servicios          Chile      95% TOLIC; 5% Transamerica International
Limitada                                                Holdings, Inc.

Transamerica Consumer Finance              Delaware     100% TCFC Asset Holdings,
Holding Company                                         Inc.

Transamerica Consumer Mortgage             Delaware     100% Transamerica
Receivables Corporation                                 Consumer Finance Holding
                                                        Company

Transamerica Corporation                   Delaware     100% The AEGON Trust

Transamerica Corporation (Oregon)           Oregon      100% Transamerica Corp.

Transamerica Direct Marketing Asia         Australia    100% AEGON DMS Holding
Pacific Pty Ltd.                                        B.V.

Transamerica Direct Marketing Australia    Australia    100% Transamerica Direct
Pty Ltd.                                                Marketing Asia Pacific Pty Ltd.

Transamerica Direct Marketing Japan          Japan      100% AEGON DMS Holding
K.K.                                                    B.V.

Transamerica Direct Marketing Korea          Korea      99% AEGON DMS Holding
Ltd.                                                    B.V.: 1% AEGON International
                                                        N.V.

Transamerica Direct Marketing Taiwan,       Taiwan      100% AEGON DMS Holding
Ltd.                                                    B.V.

Transamerica Distribution Finance -         Delaware    100% TCFC Asset Holdings,
Overseas, Inc.                                          Inc.

Transamerica Distribution Services, Inc.    Delaware    100% Transamerica Leasing
                                                        Holdings, Inc.

Transamerica Finance Corporation            Delaware    100% Transamerica Corp.
("TFC")

Transamerica Financial Advisors, Inc.       Delaware    100% TSC

Transamerica Financial Life Insurance      New York     87.40% AEGON USA, Inc.;
Company                                                 12.60% TOLIC

Transamerica Accounts Holding            Holding Company
Corporation

Transamerica Affinity Services, Inc.     Marketing company

Transamerica Affordable Housing, Inc.    General partner LHTC Partnership

Transamerica Alquiler de Trailers, S.L.  Leasing

Transamerica Annuity Service             Performs services required for structured
Corporation                              settlements

Transamerica Aviation LLC                Special purpose corporation

Transamerica Business Technologies       Telecommunications and data
Corporation.                             processing

Transamerica Capital, Inc.               Broker/Dealer

Transamerica CBO I, Inc.                 Owns and manages a pool of high-
                                         yield bonds

Transamerica China Investments           Holding company
Holdings Limited

Transamerica Commercial Finance          Dormant
Canada, Limited

Transamerica Commercial Finance          Holding company
Corporation, I

Transamerica Commercial Holdings         Holding company
Limited

Transamerica Consultora Y Servicios      Special purpose limited liability
Limitada                                 corporation

Transamerica Consumer Finance            Consumer finance holding company
Holding Company

Transamerica Consumer Mortgage           Securitization company
Receivables Corporation

Transamerica Corporation                 Major interest in insurance and
                                         finance

Transamerica Corporation (Oregon)        Holding company

Transamerica Direct Marketing Asia       Holding company
Pacific Pty Ltd.

Transamerica Direct Marketing Australia  Marketing/operations company
Pty Ltd.

Transamerica Direct Marketing Japan      Marketing company
K.K.

Transamerica Direct Marketing Korea      Marketing company
Ltd.

Transamerica Direct Marketing Taiwan,    Authorized business:  Enterprise management
Ltd.                                     consultancy, credit investigation services, to
                                         engage in business not prohibited or restricted
                                         under any law of R.O.C., except business requiring
                                         special permission of government

Transamerica Distribution Finance -      Commercial Finance
Overseas, Inc.

Transamerica Distribution Services, Inc. Dormant

Transamerica Finance Corporation         Commercial & Consumer Lending &
("TFC")                                  equipment leasing

Transamerica Financial Advisors, Inc.    Broker/dealer

Transamerica Financial Life Insurance    Insurance
Company

Transamerica Financial Resources Ins.       Alabama     100% Transamerica  Financial                Insurance agent & broker
Agency of Alabama, Inc.                                 Advisors, Inc.

Transamerica Financial Resources Ins.    Massachusetts  100% Transamerica Financial                 Insurance agent & broker
Agency of Massachusetts, Inc.                           Advisors, Inc..

Transamerica Financial Resources Ins.       Nevada      100% Transamerica Financial                 Insurance agent & broker
Agency of Nevada, Inc.                                  Advisors, Inc.

Transamerica Fund Advisors, Inc.            Florida     Western Reserve Life                        Fund advisor
                                                        Assurance Company of Ohio
                                                        owns 78%; AUSA Holding Co.
                                                        owns 22%

Transamerica Fund Services, Inc.            Florida     100% Western Reserve Life                   Mutual fund
                                                        Assurance Co. of Ohio

Transamerica Funding LP                      U.K.       98% Transamerica Leasing                    Intermodal leasing
                                                        Holdings, Inc.; 1%
                                                        Transamerica Distribution
                                                        Services, Inc.; 1% BWAC
                                                        Twenty One, Inc.

Transamerica GmbH, Inc.                     Delaware    100% TCFC Asset Holdings,                   Holding company
                                                        Inc.

Transamerica Holding B.V.                 Netherlands   100% AEGON International                    Holding company
                                                        N.V.

Transamerica Home Loan                     California   100% TCFC Asset Holdings,                   Consumer mortgages
                                                        Inc.

Transamerica IDEX Mutual Funds           Massachusetts  100% AEGON/Transamerica                     Mutual fund
                                                        Fund Advisers, Inc.

Transamerica Income Shares, Inc.            Maryland    100% AEGON/Transamerica                     Mutual fund
                                                        Fund Advisers, Inc.

Transamerica Index Funds, Inc.              Maryland    100% Transamerica                           Mutual fund
                                                        Investment Management, LLC

Transamerica Insurance Marketing Asia      Australia    100% Transamerica Direct                    Insurance intermediary
Pacific Pty Ltd.                                        Marketing Asia Pacific Pty Ltd.

Transamerica International Direct           Maryland    100% Monumental General                     Marketing arm for sale of mass
Marketing Group, Inc.                                   Insurance Group, Inc.                       marketed insurance coverage

Transamerica International Holdings, Inc.   Delaware    100% Transamerica Corp.                     Investments

Transamerica International Insurance        Delaware    100% TSC                                    Holding & administering foreign
Services, Inc. ("TIISI")                                                                            operations

Transamerica International RE               Bermuda     100% Transamerica Corp.                     Reinsurance
(Bermuda) Ltd.

Transamerica Investment Management,         Delaware    21% Transamerica Investment                 Investment adviser
LLC                                                     Services, Inc. as Original
                                                        Member; 21% owned by
                                                        Professional Members
                                                        (employees of Transamerica
                                                        Investment Services, Inc.)

Transamerica Investment Services, Inc.      Delaware    100% Transamerica Corp.                     Investment adviser
("TISI")

Transamerica Investors, Inc.                Maryland    Maintains advisor status                    Advisor

Transamerica Leasing Coordination           Belgium     100% Transamerica Leasing                   Leasing
Center                                                  Holdings, Inc.

Transamerica Leasing Holdings, Inc.         Delaware    100% TA Leasing Holding                     Holding company
                                                        Company, Inc.

Transamerica Life Canada                     Canada     100% AEGON Canada Inc.                      Life insurance company

Transamerica Life Insurance and Annuity   N. Carolina   100% TOLIC                                  Life insurance
Company ("TALIAC")

Transamerica Life Insurance Company          Iowa       223,500 shares Common                       Insurance
                                                        Stock owned by AEGON USA,
                                                        Inc.; 34,295 shares Common
                                                        Stock owned by Transamerica
                                                        Life Insurance and Annuity
                                                        Company; 42,500 shares
                                                        Series A Preferred Stock
                                                        owned by AEGON USA, Inc.

Transamerica Mezzanine Financing Inc.       Delaware    100% TCFC  Asset Holdings,                  Holding company
                                                        Inc.

Transamerica Minerals Company             California    100% TRS                                    Owner and lessor of oil and gas
                                                                                                    properties

Transamerica Oakmont Corporation          California    100% TRS                                    General partner retirement
                                                                                                    properties

Transamerica Oakmont Retirement           California    Co-General Partners are                     Senior living apartments
Associates                                              Transamerica Oakmont
                                                        Corporation and Transamerica
                                                        Products I (Administrative
                                                        General Partner)

Transamerica Occidental Life Insurance       Iowa       100% TSC                                    Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate        California    100% TOLIC                                  Mutual fund
Account Fund C

Transamerica Pacific Insurance              Hawaii      100% Transamerica Corp.                     Life insurance
Company, Ltd.

Transamerica Premier Funds                 Maryland     100% Transamerica Investors,                Investments
                                                        Inc.

Transamerica Products I, Inc.             California    100% TPI                                    Co-general partner

Transamerica Products, Inc. ("TPI")       California    100% TSC                                    Holding company

Transamerica Pyramid Properties LLC          Iowa       100% TOLIC                                  Realty limited liability company

Transamerica Realty Investment              Delaware    100% TOLIC                                  Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC           Delaware    100% Transamerica Corp.                     Real estate investments
("TRS")

Transamerica Retirement Communities         Delaware    100% TFC Properties, Inc.                   Owned property
S.F., Inc.

Transamerica Retirement Communities         Delaware    100% TFC Properties, Inc.                   Owned property
S.J., Inc.

Transamerica Securities Sales Corp.         Maryland    100% TSC                                    Life insurance sales

Transamerica Service Company ("TSC")        Delaware    100% TIHI                                   Passive loss tax service

Transamerica Small Business Capital,        Delaware    100% TCFC Asset Holdings,                   Holding company
Inc.                                                    Inc.

Transamerica Trailer Holdings I Inc.        Delaware    100% Transamerica Leasing                   Holding company
                                                        Holdings, Inc.

Transamerica Trailer Holdings II Inc.       Delaware    100% Transamerica Leasing                   Holding company
                                                        Holdings, Inc.

Transamerica Trailer Holdings III Inc.      Delaware    100% Transamerica Leasing                   Holding company
                                                        Holdings, Inc.

Transamerica Trailer Leasing (Belgium)      Belgium     100% Transamerica Leasing                   Leasing
N.V.                                                    Holdings, Inc.

Transamerica Trailer Leasing              Netherlands   100% Transamerica Leasing                   Leasing
(Netherlands) B.V.                                      Holdings, Inc.

Transamerica Trailer Leasing A/S            Denmark     100% Transamerica Leasing                   Leasing
                                                        Holdings, Inc.

Transamerica Trailer Leasing AB             Sweden      100% Transamerica Leasing                   Leasing
                                                        Holdings, Inc.

Transamerica Trailer Leasing AG           Switzerland   100% Transamerica Leasing
                                                        Holdings, Inc.

Transamerica Trailer Leasing GmbH           Germany     100% Transamerica Leasing
                                                        Holdings, Inc.

Transamerica Trailer Leasing Limited         U.K.       100% Transamerica
                                                        Commercial Holdings Limited

Transamerica Trailer Leasing S.N.C.         France      99.99% owned by Greybox
                                                        LLC; .01% owned by
                                                        Transamerica Trailer Holdings
                                                        III, Inc.

Transamerica Trailer Leasing Sp. Z.O.O.     Poland      100% Transamerica Leasing
                                                        Holdings, Inc.

Transamerica Transport Inc.                New Jersey   100% Transamerica Leasing
                                                        Holdings, Inc.

Transamerica Vendor Financial Services      Delaware    100% TCFC  Asset Holdings,
Corporation                                             Inc.

Unicom Administrative Services, GmbH        Germany     100% Unicom Administrative
                                                        Services, Inc.

Unicom Administrative Services, Inc.     Pennsylvania   100% Academy Insurance
                                                        Group, Inc.

United Financial Services, Inc.             Maryland    100% AEGON USA, Inc.

Universal Benefits Corporation               Iowa       100% AUSA Holding Co.

USA Administration Services, Inc.           Kansas      100% TOLIC

Valley Forge Associates, Inc.            Pennsylvania   100% Ampac Insurance
                                                        Agency, Inc. (EIN #27-
                                                        1720755)

Veterans Insurance Services, Inc.           Delaware    100% Ampac Insurance
                                                        Agency, Inc. (EIN #27-
                                                        1720755)

Veterans Life Insurance Company            Illinois     100% AEGON USA, Inc.

Western Reserve Life Assurance Co. of        Ohio       100% AEGON USA, Inc.
Ohio

WFG Insurance Agency of Puerto Rico,      Puerto Rico   100% World Financial Group
Inc.                                                    Insurance Agency, Inc.

WFG Property & Casualty Insurance           Alabama     100% WFG Property &
Agency of Alabama, Inc.                                 Casualty Insurance Agency,
                                                        Inc.

WFG Property & Casualty Insurance         California    100% WFG Property &
Agency of California, Inc.                              Casualty Insurance Agency,
                                                        Inc.

WFG Property & Casualty Insurance         Mississippi   100% WFG Property &
Agency of Mississippi, Inc.                             Casualty Insurance Agency,
                                                        Inc.

WFG Property & Casualty Insurance           Nevada      100% WFG Property &
Agency of Nevada, Inc.                                  Casualty Insurance Agency,
                                                        Inc.

WFG Property & Casualty Insurance           Georgia     100% World Financial Group
Agency, Inc.                                            Insurance Agency, Inc.

WFG Propreties Holdings, LLC                Georgia     100% World Financial Group,
                                                        Inc.

WFG Securities of Canada, Inc.              Canada      100% World Financial Group
                                                        Holding Company of Canada,
                                                        Inc.

Whirlpool Financial Corporation Polska      Poland      100% Transamerica
SpoZOO                                                  Commercial Holdings Limited

World Financial Group Holding Company       Canada      100% TIHI
of Canada Inc.

Transamerica Trailer Leasing AG          Leasing

Transamerica Trailer Leasing GmbH        Leasing

Transamerica Trailer Leasing Limited     Leasing

Transamerica Trailer Leasing S.N.C.      Leasing

Transamerica Trailer Leasing Sp. Z.O.O.  Leasing

Transamerica Transport Inc.              Dormant

Transamerica Vendor Financial Services   Provides commercial leasing
Corporation

Unicom Administrative Services, GmbH     This entity is in the process of being
                                         liquidated

Unicom Administrative Services, Inc.     Provider of admin. services

United Financial Services, Inc.          General agency

Universal Benefits Corporation           Third party administrator

USA Administration Services, Inc.        Third party administrator

Valley Forge Associates, Inc.            Furniture & equipment lessor

Veterans Insurance Services, Inc.        Special-purpose subsidiary

Veterans Life Insurance Company          Insurance company

Western Reserve Life Assurance Co. of    Insurance
Ohio

WFG Insurance Agency of Puerto Rico,     Insurance agency
Inc.

WFG Property & Casualty Insurance        Insurance agency
Agency of Alabama, Inc.

WFG Property & Casualty Insurance        Insurance agency
Agency of California, Inc.

WFG Property & Casualty Insurance        Insurance agency
Agency of Mississippi, Inc.

WFG Property & Casualty Insurance        Insurance agency
Agency of Nevada, Inc.

WFG Property & Casualty Insurance        Insurance agency
Agency, Inc.

WFG Propreties Holdings, LLC             Marketing

WFG Securities of Canada, Inc.           Mutual fund dealer

Whirlpool Financial Corporation Polska   Inactive - commercial finance
SpoZOO

World Financial Group Holding Company    Holding company
of Canada Inc.

World Financial Group Insurance Agency      Ontario     50% World Financial Group                   Insurance agency
of Canada Inc.                                          Holding Co. of Canada Inc.;
                                                        50% World Financial Group
                                                        Subholding Co. of Canada Inc.

World Financial Group Insurance Agency       Hawaii     100% World Financial Group                  Insurance agency
of Hawaii, Inc.                                         Insurance Agency, Inc.

World Financial Group Insurance Agency   Massachusetts  100% World Financial Group                  Insurance agency
of Massachusetts, Inc.                                  Insurance Agency, Inc.

World Financial Group Insurance Agency     New Mexico   100% World Financial Group                  Insurance agency
of New Mexico, Inc.                                     Insurance Agency, Inc.

World Financial Group Insurance Agency      Wyoming     100% World Financial Group                  Insurance agency
of Wyoming, Inc.                                        Insurance Agency, Inc.

World Financial Group Insurance            California   100% Western Reserve Life                   Insurance agency
Agency, Inc.                                            Assurance Co. of Ohio

World Financial Group Subholding            Canada      100% World Financial Group                  Holding company
Company of Canada Inc.                                  Holding Company of Canada,
                                                        Inc.

World Financial Group, Inc.                 Delaware    100% AEGON Asset                            Marketing
                                                        Management Services, Inc.

World Group Securities, Inc.                Delaware    100% AEGON Asset                            Broker-dealer
                                                        Management Services, Inc.

WRL Insurance Agency of                  Massachusetts  100% WRL Insurance Agency,                  Insurance agency
Massachusetts, Inc.                                     Inc.

WRL Insurance Agency of Wyoming, Inc.       Wyoming     100% WRL Insurance Agency,                  Insurance agency
                                                        Inc.

WRL Insurance Agency, Inc.                 California   100% Western Reserve Life                   Insurance agency
                                                        Assurance Co. of Ohio

Zahorik Company, Inc.                      California   100% AUSA Holding Co.                       Broker-Dealer

Zahorik Texas, Inc.                          Texas      100% Zahorik Company, Inc.                  Insurance agency

ZCI, Inc.                                   Alabama     100% Zahorik Company, Inc.                  Insurance agency

ITEM 29. INDEMNIFICATION

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

      Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

SECTION 1701.13 AUTHORITY OF CORPORATION

      (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

      (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

      (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and
(2) of this section. Such determination shall be made as follows:

      (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

      (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

      (c) By the shareholders;

      (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

      Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

      (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

      (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

      (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

      (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

      EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

      (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

      (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section
(2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

      (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

      (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

      (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

      Indemnification of Directors and Officers

      Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

ITEM 30.       PRINCIPAL UNDERWRITERS

A. Other Principal Underwriter Positions. AFSG is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. AFSG is also principal underwriter for the following:

AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Separate Account VA W, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

B. Directors and Officers of AFSG

                               Principal
                               Business
Name                           Address      Position and Offices with Underwriter
Larry N. Norman                (1)          Director and President
Lisa A. Wachendorf             (1)          Director, Vice President and Chief Compliance Officer
John K. Carter                 (2)          Vice President
Thomas R. Moriarty             (2)          Vice President
Frank A. Camp                  (1)          Secretary
Priscilla I. Hechler           (2)          Assistant Vice President and Assistant Secretary
Linda Gilmer                   (1)          Assistant Treasurer
Darin D. Smith                 (1)          Vice President and Assistant Secretary
Teresa L. Stolba               (1)          Assistant Compliance Officer
Emily M. Bates                 (3)          Assistant Treasurer
Clifton W. Flenniken, III      (4)          Assistant Treasurer
Kim D. Day                     (2)          Director, Vice President
Kyle A. Keelan                 (2)          Vice President

(1) 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3) 400 West Market Street, Louisville, Kentucky 40202

(4) 1111 North Charles Street, Baltimore, Maryland 21201

C.  Compensation to Principal Underwriter from Registrant

The following commissions and other compensation were received by the AFSG, directly or indirectly, from us during the last fiscal year:

    (1)                  (2)
  NAME OF          NET UNDERWRITING        (3)               (4)             (5)
 PRINCIPAL          DISCOUNTS AND     COMPENSATION ON     BROKERAGE        OTHER
UNDERWRITER          COMMISSIONS        REDEMPTION       COMMISSIONS    COMPENSATION
-----------        ----------------   ---------------    -----------    ------------
AFSG Securities
Corporation         $ 4,225,957.02         None             N/A            N/A

ITEM  31. LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books, or other documents required to be maintained by
          Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 32.  MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 33.  FEE REPRESENTATION

          Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and State of Florida on the 28 day of April, 2005.

                                           WRL SERIES LIFE CORPORATE ACCOUNT
                                                    (Registrant)

                                       By:   /s/ Priscilla I. Hechler
                                          ------------------------------------
                                       Name:   Ron Wagley*
                                       Title:  Chairman of the Board

                                           WESTERN RESERVE LIFE ASSURANCE CO. OF
                                           OHIO
                                                    (Depositor)

                                       By:   /s/ Priscilla I. Hechler
                                          ------------------------------------
                                       Name:  Ron Wagley*
                                       Title:  Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                         DATE

/s/ Pricilla I. Hechler         Chairman of the Board            4-28-05
----------------------------                                   -----------------
Ron Wagley*

/s/ Pricilla I. Hechler         Director and President           4-28-05
----------------------------                                   -----------------
Brenda K. Clancy*

/s/ Pricilla I. Hechler         Director and Vice President      4-28-05
----------------------------                                   -----------------
Paul Reaburn*

/s/ Pricilla I. Hechler                                          4-28-05
----------------------------    Director and                   -----------------
Kenneth Kilbane*                 Senior Vice President

/s/ Pricilla I. Hechler         Director                         4-28-05
----------------------------                                   -----------------
Arthur C. Schneider*

/s/ Pricilla I. Hechler         Chief Executive Officer          4-28-05
----------------------------                                   -----------------
Charles T. Boswell*

/s/ Pricilla I. Hechler         Vice President, Treasurer        4-28-05
----------------------------                                   -----------------
Allan J. Hamilton*              Controller

/s/ Pricilla I. Hechler                                           4-28-05
----------------------------    Actuary and                    -----------------
Christopher H. Garrett*         Chief Financial Officer

/s/ Pricilla I. Hechler
------------------------
*Signed by Priscilla I. Hechler as Attorney in Fact

                                  Exhibit Index

Item 26(h) Participation Agreements
   xvi. Participation Agreement regarding American Funds Insurance Series

Item 26(n) Other Opinions
   i.  Consent of Ernst & Young LLP
   ii. Consent of Sutherland Asbill & Brennan LLP